                                                        ------------------------
                                                              OMB APPROVAL
                                                        ------------------------

                                                         OMB Number: 3235-0570
                                                          Expires: October 31,
                                                                  2006
                                                        Estimated average burden
                                                        hours per response: 19.3
                                                        ------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-4676

                             ---------------------

                                  HARBOR FUND
               (Exact name of registrant as specified in charter)

                                  ONE SEAGATE
                               TOLEDO, OHIO 43666
              (Address of principal executive offices) (Zip code)

                 DAVID G. VAN HOOSER                                 CHRISTOPHER P. HARVEY, ESQ.
                     HARBOR FUND                                             HARBOR FUND
                     One SeaGate                                             One SeaGate
                  Toledo, Ohio 43666                                      Toledo, Ohio 43666

                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (419) 249-2900

                      Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1--REPORTS TO STOCKHOLDERS

     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

     Harbor Fund's 2003 Annual Report included.

ANNUAL REPORT


(HARBOR FUND LOGO)

OCTOBER 31, 2003


-----------------------------------------
HARBOR FUND

TABLE OF CONTENTS

                                  ANNUAL REPORT OVERVIEW                                   2

                                  LETTER FROM THE CHAIRMAN                                 4

                                  HARBOR DOMESTIC EQUITY FUNDS
                                  HARBOR CAPITAL APPRECIATION FUND
                                    Manager's Commentary                                   6
                                    Portfolio of Investments                               7
                                  HARBOR MID CAP GROWTH FUND
                                    Managers' Commentary                                   9
                                    Portfolio of Investments                              10
                                  HARBOR SMALL CAP GROWTH FUND
                                    Manager's Commentary                                  12
                                    Portfolio of Investments                              13
                                  HARBOR LARGE CAP VALUE FUND
                                    Manager's Commentary                                  15
                                    Portfolio of Investments                              16
                                  HARBOR MID CAP VALUE FUND
                                    Managers' Commentary                                  18
                                    Portfolio of Investments                              19
                                  HARBOR SMALL CAP VALUE FUND
                                    Manager's Commentary                                  21
                                    Portfolio of Investments                              22
                                  STATEMENT OF ASSETS AND LIABILITIES                     24
                                  STATEMENT OF OPERATIONS                                 25
                                  STATEMENT OF CHANGES IN NET ASSETS                      26
                                  FINANCIAL HIGHLIGHTS                                    28

                                  HARBOR INTERNATIONAL EQUITY FUNDS
                                  HARBOR INTERNATIONAL FUND
                                    Manager's Commentary                                  32
                                    Portfolio of Investments                              33
                                  HARBOR INTERNATIONAL GROWTH FUND
                                    Managers' Commentary                                  35
                                    Portfolio of Investments                              36
                                  STATEMENT OF ASSETS AND LIABILITIES                     38
                                  STATEMENT OF OPERATIONS                                 39
                                  STATEMENT OF CHANGES IN NET ASSETS                      40
                                  FINANCIAL HIGHLIGHTS                                    42

                                  HARBOR FIXED INCOME FUNDS
                                  HARBOR HIGH-YIELD BOND FUND
                                    Managers' Commentary                                  44
                                    Portfolio of Investments                              45
                                  HARBOR BOND FUND
                                    Manager's Commentary                                  49
                                    Portfolio of Investments                              50
                                  HARBOR SHORT DURATION FUND
                                    Managers' Commentary                                  57
                                    Portfolio of Investments                              58
                                  HARBOR MONEY MARKET FUND
                                    Managers' Commentary                                  61
                                    Portfolio of Investments                              62
                                  STATEMENTS OF ASSETS AND LIABILITIES                    63
                                  STATEMENT OF OPERATIONS                                 64
                                  STATEMENT OF CHANGES IN NET ASSETS                      66
                                  FINANCIAL HIGHLIGHTS                                    68

                                  NOTES TO FINANCIAL STATEMENTS                           70
                                  REPORT OF ERNST & YOUNG LLP,
                                    INDEPENDENT AUDITORS                                  85
                                  ADDITIONAL INFORMATION                                  86

                                DOMESTIC EQUITY
                              INTERNATIONAL EQUITY
                                  FIXED INCOME

HARBOR FUND
ANNUAL REPORT OVERVIEW

Harbor Fund completed its most recent fiscal year on October 31, 2003. The total return is shown below for each of the 12 portfolios. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The section below entitled Market Indices Long-Term Total Return reflects the 30-year returns for unmanaged indices, which are included as an indication of longer-term potential associated with taking different levels of market risk. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. Performance data quoted represents past performance and is not predictive of future results.

                                                                      TOTAL RETURN FOR YEAR ENDED
                                                                           OCTOBER 31, 2003
                                                                ---------------------------------------
                                                                INSTITUTIONAL    RETIREMENT    INVESTOR
                                                                    CLASS         CLASS(1)     CLASS(1)
                                                                -------------    ----------    --------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................        20.04%         20.04%       19.55%
  Harbor Mid Cap Growth Fund................................        44.31          44.31        44.31
  Harbor Small Cap Growth Fund..............................        39.31          39.31        39.08
  Harbor Large Cap Value Fund...............................        19.56          19.56        19.13
  Harbor Mid Cap Value Fund.................................        20.77          20.77        20.77
  Harbor Small Cap Value Fund...............................        38.94          38.94        38.84
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................        33.69%         33.42%       33.20%
  Harbor International Growth Fund..........................        18.07          18.07        18.02
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................        16.16%(a)      16.12%(a)    15.93%(a)
  Harbor Bond Fund..........................................         6.57           6.40          N/A
  Harbor Short Duration Fund................................         1.70           1.39          N/A
  Harbor Money Market Fund..................................         0.88           0.00(b)       N/A

                                                                TOTAL RETURN FOR
                                                                   YEAR ENDED
                                                                OCTOBER 31, 2003
COMMONLY USED MARKET INDICES (UNAUDITED)                        ----------------
  Standard & Poor's 500 (S&P 500); large cap, domestic
    equity..................................................         20.80%
  Wilshire 5000; entire U.S. stock market...................         24.44
  Russell 1000(R) Growth; large cap, domestic equity........         21.81
  Russell Midcap(R) Growth; domestic equity.................         39.30
  Russell 2000(R) Growth; small cap, domestic equity........         46.56
  Russell 1000(R) Value; large cap, domestic equity.........         22.88
  Russell Midcap(R) Value; domestic equity..................         33.48
  Russell 2000(R) Value; small cap, domestic equity.........         40.29
  Morgan Stanley Capital International Europe, Australia,
    and Far East (EAFE); international equity...............         27.03
  Morgan Stanley Capital International Europe, Australia,
    and Far East Growth (EAFE Growth); international
    equity..................................................         21.34
  Credit Suisse First Boston High-Yield (CSFB High-Yield);
    domestic high-yield bonds...............................         31.46
  Lehman Brothers Aggregate (LB AGG); domestic bonds........          4.90
  Citigroup 1 YR Treasury; domestic bonds...................          1.57
  90-Day U.S. Treasury Bills (T-Bills); domestic
    short-term..............................................          1.11

                                                                  30 YEARS
                                                                 1973-2002
MARKET INDICES LONG-TERM TOTAL RETURN (UNAUDITED)               ANNUAL RATES
(AS OF DECEMBER 31, 2002)                                       ------------
  S&P 500...................................................       10.66%
  Wilshire 5000.............................................       10.54
  EAFE......................................................        8.68
  Domestic Bonds (intermediate and long)(2).................        9.02
  T-Bills...................................................        6.96
  Consumer Price Index......................................        4.95

HARBOR FUND
ANNUAL REPORT OVERVIEW--CONTINUED

                                                                      HARBOR FUND EXPENSE RATIOS(3)
                                                        ----------------------------------------------------------    MORNINGSTAR
                                                                                                                      AVERAGE(4)
                                                        1999          2000         2001         2002         2003     (UNAUDITED)
                                                        -----         ----         ----         ----         -----    -----------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund
    Institutional Class.............................    0.66%         0.64%        0.66%        0.69%        0.71%       1.17%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          0.94        1.24
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.13        1.24
  Harbor Mid Cap Growth Fund
    Institutional Class.............................     N/A          N/A          1.20%        1.20%        1.20%       1.34%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          1.40        1.40
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.40        1.40
  Harbor Small Cap Growth Fund
    Institutional Class.............................     N/A          N/A          1.20%        0.95%        0.93%       1.45%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          1.16        1.49
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.36        1.49
  Harbor Large Cap Value Fund
    Institutional Class.............................    0.76%         0.80%        0.77%        0.77%        0.77%       1.06%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          0.93        1.11
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.17        1.11
  Harbor Mid Cap Value Fund
    Institutional Class.............................     N/A          N/A          N/A          1.20%(c,e)   1.20%       1.26%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A           N/A(f)     1.30
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.39        1.30
  Harbor Small Cap Value Fund
    Institutional Class.............................     N/A          N/A          N/A          1.20%(d,e)   0.94%       1.36%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          1.18        1.41
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.29        1.41
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund
    Institutional Class.............................    0.92%         0.92%        0.91%        0.87%        0.89%       1.25%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          1.14        1.37
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.31        1.37
  Harbor International Growth Fund
    Institutional Class.............................    0.91%         0.89%        0.89%        0.95%        0.98%       1.49%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A           N/A(f)     1.55
    Investor Class(1)...............................     N/A          N/A          N/A          N/A          1.40        1.55
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund
    Institutional Class(a)..........................     N/A          N/A          N/A          N/A          0.93%(e)    0.98%
    Retirement Class(a).............................     N/A          N/A          N/A          N/A          1.08(e)     1.06
    Investor Class(a)...............................     N/A          N/A          N/A          N/A          1.29(e)     1.06
  Harbor Bond Fund
    Institutional Class.............................    0.60%         0.60%        0.56%        0.58%        0.58%       0.76%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          0.83        0.81
  Harbor Short Duration Fund
    Institutional Class.............................    0.28%         0.28%        0.27%        0.31%        0.36%       0.69%
    Retirement Class(1).............................     N/A          N/A          N/A          N/A          0.59        0.78
  Harbor Money Market Fund
    Institutional Class.............................    0.46%         0.47%        0.38%        0.36%        0.36%        N/A
    Retirement Class(1).............................     N/A          N/A          N/A          N/A           N/A(f)      N/A

   ------------------
   1  Commenced operations on November 1, 2002.

   2 LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.

   3 Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

   4 Institutional Class comparison includes all actively managed no-load funds in the September 30, 2003 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds in the September 30, 2003 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Fund portfolio.

   a  For the period December 1, 2002 (inception) through October 31, 2003.

   b The total return as of October 31, 2003 for the Harbor Money Market Fund Retirement Class was 0.00% because the class had assets of only $9.00 and did not earn income. The following return is hypothetical based on the performance of the Institutional Class shares, restated for the higher expense ratio of the Retirement Class shares. This return approximates the return of the Harbor Money Market Fund Retirement Class if there were more assets. The total return for the year ended October 31, 2003 was 0.63%.

   c  For the period March 1, 2002 (inception) through October 31, 2002.

   d  For the period December 14, 2001 (inception) through October 31, 2002.

   e  Annualized.

   f Assets in this class were too small to incur any expense for the period ended October 31, 2003.

LETTER FROM THE CHAIRMAN

        (PHOTO)
  DAVID G. VAN HOOSER
        Chairman

Fellow Shareholder:

     The fiscal year ended October 31, 2003 saw stock prices recover strongly with double-digit returns in many of the world's equity markets. The double-digit returns were a welcome change from the last three years, when we experienced one of the longest and most severe bear markets in history.

     As shown in the table below, the recovery in equities was broad based. Mid and small cap stocks generally outperformed large cap stocks while growth stocks outpaced value-oriented issues. International stocks performed well, aided in part by a weaker U.S. dollar that enhanced returns for U.S. dollar based investors. High-yield bonds also registered substantial gains.

     Investment grade bonds, which had provided solid returns during the long bear market, again produced positive results but trailed equities for the first time since the fiscal year ended October 31, 1999. Returns on money market funds hit new lows as the Federal Reserve continued its efforts to support the economic recovery by reducing short-term interest rates and then keeping them at over 40-year lows.

RETURNS FOR PERIODS ENDED OCTOBER 31, 2003                      1 YEAR         5 YEARS         10 YEARS
------------------------------------------                      ------         -------         --------
Wilshire 5000 (entire U.S. stock market)....................    24.44%           1.74%           9.96%
S & P 500 (large cap stocks)................................    20.80            0.53           10.43
Russell Midcap(R) (mid cap stocks)..........................    35.88            8.23           11.67
Russell 2000(R) (small cap stocks)..........................    43.36            8.34            8.88
EAFE (foreign stocks).......................................    27.03           -0.23            3.23
CSFB High-Yield (high-yield bonds)..........................    31.46            6.67            7.17
LB Aggregate (taxable investment grade bonds)...............     4.90            6.54            6.78
90-day T-bills (proxy for money market returns).............     1.11            3.58            4.33

HARBOR FUND PERFORMANCE

     All Harbor equity funds achieved double-digit returns for the fiscal year ended October 31, 2003. All of our funds have outside investment managers, who are chosen because of their experience managing a specific asset class. The performance of each fund is described elsewhere in this report along with a commentary from each fund's portfolio manager.

     The double-digit equity returns of all Harbor equity funds for the 2003 fiscal year are in sharp contrast to the negative returns in the previous fiscal year. This contrast serves as a reminder that investing involves risk. Investments, especially in equities, can be volatile and virtually impossible to predict on a short-term basis. For a longer-term perspective, see the table entitled "Market Indices Long-Term Total Return," at the bottom of page 2. Although past performance is no guarantee of future results, these 30-year averages provide a historical backdrop against which to evaluate longer-term return expectations for various asset classes.

NEW FUND

     On December 1, 2002, we introduced the Harbor High-Yield Bond Fund, managed by Shenkman Capital Management, Inc. Although the new fund lagged its benchmark, it performed as expected during a period when the least credit-worthy issues in the high-yield market registered the highest returns. With many years of experience in high-yield investments, the portfolio manager typically does not invest in these very low-quality issues, which also carry significantly higher risk. Instead, the portfolio manager uses a proven process emphasizing rigorous credit analysis that seeks to avoid defaults to achieve results over the long run. This disciplined approach exemplifies the kind of experienced manager that we are proud to have as a member of the Harbor Fund team of subadvisers.

FUND CLOSING

     On July 18, 2003, the Harbor Small Cap Growth Fund was closed to new investors. The Harbor Small Cap Growth Fund has performed well and grown rapidly since its introduction on November 1, 2000. The continued rapid growth of the fund from new investors could have made it difficult for Westfield Capital Management Company LLC, the subadviser, to keep the portfolio fully invested in the small cap growth stocks that meet the fund's investment criteria. In the interest of the existing shareholders, the Board of Trustees of Harbor Fund authorized the closing of the fund to new investors.

MUTUAL FUND INDUSTRY

     While fiscal 2003's double-digit recovery in equity markets was a welcome development, the year also brought a new area of concern for investors. Investigations of the mutual fund industry were announced in September, focusing principally on alleged late trading and market timing activities. These allegations are disturbing since, if true, they indicate the failure of some mutual fund companies to exercise their primary fiduciary responsibility to act in the best interests of the funds' shareholders.

     As discussed in my letter to shareholders in September (a copy of which is on the www.harborfund.com website), Harbor Fund opposes late trading, market timing and any other practices that we believe could adversely affect our shareholders.

     Late trading is an illegal activity intended to permit some investors to buy or sell fund shares after 4 p.m., Eastern time, while still obtaining the 4 p.m., Eastern time, price for that day. We have no agreements that permit this illegal activity. We also have no agreements intended to facilitate market timing, a practice that involves short-term purchases and redemptions of fund shares. While market timing is not necessarily illegal, we have always opposed this type of in-and-out trading because it raises transaction costs for all shareholders, including the vast majority who are long-term investors. In fact, from time to time over the years we have turned away or banned investors whom we recognized as, or strongly suspected to be, market timers. We will continue to do so.

     In addition, on August 1, 2003, we instituted a 2% fee for the redemption of any shares of the Harbor International Fund or Harbor International Growth Fund that have been held for less than 60 days. We also apply a 1% redemption fee for shares of the Harbor High-Yield Bond Fund that have been held for less than nine months. These redemption fees are designed to help offset the cost of short-term trading and are paid directly to the affected funds.

SHAREHOLDER FOCUS

     Since its founding in 1986, Harbor Fund has always tried to operate in the best interests of the funds' shareholders. Any trading activity, including market timing, is opposed if it is not believed to be in the best interests of all fund shareholders. Any illegal activity, such as late trading, is prohibited. The closing to new investors of the Harbor Small Cap Growth Fund earlier this year is another example of our efforts to operate in the best interests of the fund shareholders.

     The trustees and officers of Harbor Fund believe that operating in the best interests of fund shareholders is the only way to conduct our business. That principle existed at our founding in 1986 and it continues today. It is a principle that we will not change.

     Thank you for your investment in Harbor Fund.

December 12, 2003


                                                             -s- David G. Van Hooser
                                                             David G. Van Hooser
                                                             Chairman

HARBOR CAPITAL APPRECIATION FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
                                    (PHOTO)
                                 SPIROS SEGALAS
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Harbor Capital Appreciation Fund posted returns of 20.04% (both Institutional and Retirement Classes) and 19.55% (Investor Class) for the 12 months ended October 31, 2003. The Fund performed approximately in line with the Russell 1000(R) Growth Index and the S&P 500 Index for the 12-month period. The Fund's performance was hurt earlier in the period as geopolitical uncertainties weighed heavily on investor sentiment and dragged down equities. Alleviation of these concerns, indications of a broad-based acceleration in economic activity, and investors' apparent increased tolerance for risk moved the broader equity market and the Fund higher over the past several months.

Information technology stocks contributed significantly to the Fund's return, led by our emphasis on semiconductor and semiconductor equipment stocks including Intel, Texas Instruments, and KLA-Tencor. Among our other technology holdings, Cisco was a notable contributor. So far, earnings growth for many of our holdings in this area has been primarily a result of cost cutting. We believe that if revenue growth accelerates, these companies could benefit from operating leverage leading to upward earnings revisions and positive earnings surprises.

Health care stocks were among the largest contributors to the Fund's absolute returns. Biotechnology holdings such as Amgen and Genentech advanced on the back of a stream of encouraging product developments. We favor Amgen and expect strong demand for the company's existing multi-billion dollar product portfolio. We also are impressed by Genentech's pipeline of potential drugs, some of which have passed important regulatory milestones. Among other pharmaceutical holdings in the portfolio, AstraZeneca and Teva Pharmaceutical also helped returns.

The Fund's financial holdings performed well, led by capital markets stocks such as Merrill Lynch. American Express also moved higher against a background of what appears to be an improving outlook for corporate spending and travel.

Within the consumer related areas of the Fund, Univision, Starbucks, and Tiffany & Co. advanced. Holdings such as Viacom, Coca-Cola, and BMW offset these returns. Viacom's performance was hurt by softer local trends in advertising.

While the energy sector, as a whole, lagged the market, the Fund's positions in Schlumberger and Total SA contributed favorably to the portfolio's return. We expect an imbalance in natural gas supply and demand to continue over the next several years as a result of insufficient natural gas drilling capacity. Consequently, we believe natural gas prices will remain at elevated levels and demand for drilling services should improve.

We believe that acceleration in cash flow, revenue, and earnings growth could be underway. We may be entering a period in which profit estimates could be revised upward to reflect stronger revenue growth.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 10-31-2003
(HARBOR CAPITAL APPRECIATION FUND GRAPH)

                                   CAPITAL
                               APPRECIATION -          CAPITAL              CAPITAL                              RUSSELL 1000(R)
                                    INST          APPRECIATION - RET   APPRECIATION - INV        S&P 500             GROWTH
                               --------------     ------------------   ------------------        -------         ---------------
Oct-94                            10725.10            10698.30             10679.10             10386.70            10540.20
Oct-95                            14556.90            14484.20             14432.10             13133.00            13621.40
Oct-96                            16481.60            16358.40             16270.20             16297.30            16624.50
Oct-97                            22369.90            22147.20             21988.20             21530.90            21690.60
Oct-98                            25887.20            25565.30             25336.10             26265.50            27035.30
Oct-99                            38465.20            37892.10             37484.80             33008.10            36294.80
Oct-00                            43179.30            42429.70             41898.00             35018.70            39681.60
Oct-01                            27966.60            27412.40             27020.20             26297.80            23830.50
Oct-02                            22318.20            21821.30             21470.30             22325.40            19155.70
Oct-03                            26790.40            26193.90             25667.70             26969.00            23334.40

TOTAL RETURNS
For the periods ended 10/31/03

                                              Annualized
                                      ---------------------------      Final Value
                                        1          5         10        of a $10,000
                                      Year       Years      Years       Investment
     ------------------------------------------------------------------------------
     CAPITAL APPRECIATION
            Institutional Class       20.04%      0.69%     10.36%       $26,790
            Retirement Class          20.04       0.49      10.11         26,194
            Investor Class            19.55       0.26       9.89         25,668
     ------------------------------------------------------------------------------
     COMPARATIVE INDICES
            S&P 500                   20.80%      0.53%     10.43%       $26,969
            Russell 1000(R)
             Growth                   21.81      -2.90       8.84         23,334
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the S&P 500 Index and the Russell 1000(R) Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 0.4%)

    Health Care Providers & Services
                                             0.6
    Beverages
                                             0.7
    Automobiles
                                             0.9
    Food & Drug Retailing
                                             0.9
    Personal Products
                                             0.9
    Banks
                                             1.0
    Household Products
                                             1.0
    Health Care Equipment & Supplies
                                             1.4
    Insurance
                                             1.5
    Internet Software & Services
                                             1.5
    Electronic Equipment & Instruments
                                             1.6
    Wireless Telecommunication Services
                                             1.6
    Oil & Gas
                                             1.7
    Internet & Catalog Retail
                                             1.8
    Energy Equipment & Services
                                             2.3
    Hotels Restaurants & Leisure
                                             3.2
    Industrial Conglomerates
                                             3.4
    Multiline Retail
                                             4.4
    Communications Equipment
                                             4.5
    Software
                                             5.4
    Media
                                             5.6
    Specialty Retail
                                             6.4
    Biotechnology
                                             7.2
    Computers & Peripherals
                                             7.2
    Pharmaceuticals
                                             9.1
    Diversified Financials
                                             10.1
    Semiconductor Equipment & Products
                                             13.7

COMMON STOCKS--99.6%
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
AUTOMOBILES--0.9%
  1,189,600    Harley-Davidson Inc. ......................  $   56,399
                                                            ----------
BANKS--1.0%
  1,455,400    Bank One Corp. ............................      61,782
                                                            ----------
BEVERAGES--0.7%
    911,400    Anheuser-Busch Cos. Inc. ..................      44,896
                                                            ----------
BIOTECHNOLOGY--7.2%
  3,356,100    Amgen Inc.*................................     207,273
  1,350,300    Genentech Inc.*............................     110,684
  1,504,700    Gilead Sciences Inc. ......................      82,127
  2,168,700    MedImmune Inc.*............................      57,818
                                                            ----------
                                                               457,902
                                                            ----------
COMMUNICATIONS EQUIPMENT--4.5%
  9,924,200    Cisco Systems Inc.*........................     208,210
  4,502,800    Nokia Corp. ADR(1).........................      76,503
                                                            ----------
                                                               284,713
                                                            ----------
COMPUTERS & PERIPHERALS--7.2%
  3,921,900    Dell Computer Corp.*.......................     141,659
  6,441,800    EMC Corp.*.................................      89,154
  4,111,100    Hewlett-Packard Co. .......................      91,719
  1,058,600    International Business Machines Corp. .....      94,724
  1,914,700    Seagate Technology.........................      44,000
                                                            ----------
                                                               461,256
                                                            ----------
DIVERSIFIED FINANCIALS--10.1%
  3,676,600    American Express Co. ......................     172,543
  3,514,666    Citigroup Inc. ............................     166,595
  1,291,600    Goldman Sachs Group Inc. ..................     121,281
  1,947,600    Merrill Lynch & Co. Inc. ..................     115,298
  1,367,100    State Street Corp. ........................      71,581
                                                            ----------
                                                               647,298
                                                            ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
  3,995,000    Agilent Technologies Inc.*.................      99,555
                                                            ----------
ENERGY EQUIPMENT & SERVICES--2.3%
    986,700    BJ Services Co.*...........................      32,374
  2,426,100    Schlumberger Ltd. .........................     113,954
                                                            ----------
                                                               146,328
                                                            ----------
FOOD & DRUG RETAILING--0.9%
    978,500    Whole Foods Market Inc.*...................      57,966
                                                            ----------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
    305,700    Alcon Inc.*................................      16,847
  1,606,200    Medtronic Inc. ............................      73,195
                                                            ----------
                                                                90,042
                                                            ----------
HEALTH CARE PROVIDERS & SERVICES--0.6%
  1,298,900    Caremark Rx Inc.*..........................      32,537
     64,800    Quest Diagnostics Inc. ....................       4,384
                                                            ----------
                                                                36,921
                                                            ----------
HOTELS RESTAURANTS & LEISURE--3.2%
    966,100    Marriott International Inc. Cl. A..........      41,735
  1,933,400    McDonald's Corp. ..........................      48,354
  3,555,400    Starbucks Corp.*...........................     112,351
                                                            ----------
                                                               202,440
                                                            ----------
HOUSEHOLD PRODUCTS--1.0%
    634,900    Procter & Gamble Co. ......................      62,404
                                                            ----------

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.4%
  1,300,700    3M Co. ....................................  $  102,586
  3,926,500    General Electric Co. ......................     113,908
                                                            ----------
                                                               216,494
                                                            ----------
INSURANCE--1.5%
  1,538,925    American International Group Inc. .........      93,613
                                                            ----------
INTERNET & CATALOG RETAIL--1.8%
  1,174,700    eBay Inc.*.................................      65,713
  1,386,000    InterActiveCorp*...........................      50,880
                                                            ----------
                                                               116,593
                                                            ----------
INTERNET SOFTWARE & SERVICES--1.5%
  2,219,200    Yahoo! Inc.*...............................      96,979
                                                            ----------
MEDIA--5.6%
  1,445,000    Clear Channel Communications Inc.*.........      58,985
  2,136,000    Hughes Electronics Corp. Cl. H*............      35,094
  2,834,000    Univision Communications Inc. CI. A*.......      96,214
  4,250,240    Viacom Inc. CI. B*.........................     169,457
                                                            ----------
                                                               359,750
                                                            ----------
MULTILINE RETAIL--4.4%
  2,176,000    Kohls Corp.*...............................     122,008
  2,679,500    Wal-Mart Stores Inc. ......................     157,956
                                                            ----------
                                                               279,964
                                                            ----------
OIL & GAS--1.7%
    688,390    Total SA Series B..........................     106,860
                                                            ----------
PERSONAL PRODUCTS--0.9%
    885,100    Avon Products Inc. ........................      60,151
                                                            ----------
PHARMACEUTICALS--9.1%
  1,592,400    Abbott Laboratories........................      67,868
    864,900    Allergan Inc. .............................      65,404
  1,653,600    AstraZeneca plc ADR(1).....................      78,844
    619,600    Forest Laboratories Inc.*..................      30,986
  1,859,800    Johnson & Johnson..........................      93,604
  2,702,479    Pfizer Inc. ...............................      85,398
    945,900    Roche Holdings Ltd. ADR(1)*................      78,272
               Teva Pharmaceutical Industries Ltd.
  1,434,600      ADR(1)...................................      81,614
                                                            ----------
                                                               581,990
                                                            ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--13.7%
  4,444,500    Altera Corp.*..............................      89,912
    995,200    AMIS Holdings Inc.*........................      20,053
  1,774,400    Analog Devices Inc.*.......................      78,659
  2,355,400    Applied Materials Inc.*....................      55,046
  8,213,200    Intel Corp. ...............................     271,446

COMMON STOCKS--CONTINUED
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--CONTINUED
  1,637,500    KLA-Tencor Corp.*..........................  $   93,878
  3,113,200    STMicroelectronics NV--Registered..........      82,936
  6,268,800    Texas Instruments Inc. ....................     181,294
                                                            ----------
                                                               873,224
                                                            ----------
SOFTWARE--5.4%
  8,561,600    Microsoft Corp.*...........................     223,886
  1,865,300    PeopleSoft Inc.*...........................      38,724
  2,301,700    SAP AG ADR(1)*.............................      84,104
                                                            ----------
                                                               346,714
                                                            ----------
SPECIALTY RETAIL--6.4%
  3,618,000    Bed Bath & Beyond Inc.*....................     152,824
  1,247,100    CarMax Inc. ...............................      39,296
  1,221,900    Lowe's Cos. Inc. ..........................      72,007
  3,010,900    Tiffany & Co. .............................     142,867
                                                            ----------
                                                               406,994
                                                            ----------
WIRELESS TELECOMMUNICATION SERVICES--1.6%
  4,804,000    Vodafone Group plc ADR(1)..................     101,605
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $5,283,127).......................................   6,350,833
                                                            ----------

SHORT-TERM INVESTMENTS--5.0%
 PRINCIPAL
  AMOUNT
  (000S)
----------------------------------------------------------------------
COMMERCIAL PAPER
               American Express Credit Corp. Yrs 3 & 4
$    45,244    0.900%--11/03/2003.........................      45,244
                                                            ----------

  SHARES
----------------------------------------------------------------------
SECURITIES LENDING COLLATERAL
               State Street Navigator Securities Lending
272,678,000      Prime Portfolio, 1.04%...................     272,678
                                                            ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $317,922).........................................     317,922
                                                            ----------
TOTAL INVESTMENTS--104.6%
  (Cost $5,601,049).......................................   6,668,755
CASH AND OTHER ASSETS, LESS LIABILITIES--(4.6%)...........    (289,310)
                                                            ----------
TOTAL NET ASSETS--100.0%..................................  $6,379,445
                                                            ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Wall Street Associates
1200 Prospect Street
Suite 100
La Jolla, CA 92037
                                    (PHOTO)
                                WILLIAM JEFFERY
                               Portfolio Manager
                                    (PHOTO)
                                 KENNETH MCCAIN
                               Portfolio Manager
                                    (PHOTO)
                                 DAVID BARATTA
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000

RETIREMENT CLASS
Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

After suffering through almost three years of a bear market decline, U.S. equities rallied convincingly in 2003. For the 12-month period ended October 31, 2003, virtually all segments of the stock market produced double-digit returns. The Harbor Mid Cap Growth Fund gained 44.31% for the fiscal year ended October 31, 2003. By comparison, the Russell Midcap(R) Growth Index gained 39.30%. Investments in the technology sector produced the most significant contribution to performance during the period.

Stock selection in the health care and consumer discretionary sectors also added value during the period. In the health care area, Celgene, Gilead Sciences, and WebMD contributed substantially to portfolio returns. Abercrombie & Fitch, Best Buy, and Tiffany & Co. were strong performers in the consumer discretionary sector.

Investments in the energy sector proved to be the largest detractor from Fund performance. Energy stocks as a group lagged the broad market and stock selection did not add value in this area. However, we remain optimistic about the group, given current earnings expectations and seasonal demand.

We believe the outlook for the market is favorable. Profit expectations for smaller capitalization companies reflect a recovering economy. In addition, companies continue to cut costs and enhance productivity, which should result in considerable earnings leverage to any revenue improvements.

As such, the Fund continues to be invested in areas that we believe offer the greatest potential for growth. The portfolio will have a continued emphasis on the technology sector, as we anticipate an improvement in capital expenditures as the economy continues to recover. We also anticipate that investments in the energy sector will add value, due to the current and expected supply/demand imbalance for natural gas.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 10-31-2003
(HARBOR MID CAP GROWTH FUND GRAPH)

                                          MID CAP GROWTH -       MID CAP GROWTH -                             RUSSELL MIDCAP(R)
                                                INST                   RET            MID CAP GROWTH - INV          GROWTH
                                          ----------------       ----------------     --------------------    -----------------
Oct-01                                         5640.00               5628.72                5628.72                5721.88
Oct-02                                         4130.00               4113.50                4113.50                4713.98
Oct-03                                         5960.00               5936.18                5936.18                6566.41

TOTAL RETURNS
For the periods ended 10-31-2003

                                               Annualized
                                      ----------------------------
                                                             Life       Final Value
                                        1          5          of        of a $10,000
                                      Year       Years       Fund        Investment
     -------------------------------------------------------------------------------
     MID CAP GROWTH
            Institutional Class       44.31%      N/A       -15.84         $5,960
            Retirement Class          44.31       N/A       -15.96          5,936
            Investor Class            44.31       N/A       -15.96          5,936
     -------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell Midcap(R)
             Growth                   39.30%      N/A       -13.08%        $6,566
     -------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap(R) Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 1.9%)

    Multi-Utilities
                                             0.3
    Airlines
                                             0.7
    Household Durables
                                             0.8
    Pharmaceuticals
                                             0.9
    Auto Components
                                             1.5
    Multiline Retail
                                             1.5
    Trading Companies & Distributors
                                             1.5
    Health Care Equipment & Supplies
                                             1.6
    Road & Rail
                                             1.6
    Health Care Providers & Services
                                             1.8
    Hotels Restaurants & Leisure
                                             2.2
    Banks
                                             3.0
    Commercial Services & Supplies
                                             3.3
    IT Consulting & Services
                                             3.3
    Textiles & Apparel
                                             3.4
    Software
                                             3.7
    Computers & Peripherals
                                             4.1
    Diversified Financials
                                             4.7
    Communications Equipment
                                             4.9
    Electronic Equipment & Instruments
                                             5.5
    Biotechnology
                                             6.7
    Specialty Retail
                                             9.1
    Energy Equipment & Services
                                             10.5
    Semiconductor Equipment & Products
                                             21.5

COMMON STOCKS--98.1%
                                                                VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
AIRLINES--0.7%
     10,400    SKYWEST Inc. .................................  $   192
                                                               -------
AUTO COMPONENTS--1.5%
     10,300    Gentex Corp. .................................      402
                                                               -------
BANKS--3.0%
     13,500    National Commerce Financial Corp. ............      371
      7,600    TCF Financial Corp. ..........................      397
                                                               -------
                                                                   768
                                                               -------
BIOTECHNOLOGY--6.7%
      5,400    Celgene Corp.*................................      225
      6,500    Cephalon Inc.*................................      305
      8,300    Genzyme Corp.* ...............................      381
      5,000    Gilead Sciences Inc...........................      273
      7,700    IDEC Pharmaceuticals Corp.*...................      271
     11,100    MedImmune Inc.*...............................      296
                                                               -------
                                                                 1,751
                                                               -------
COMMERCIAL SERVICES & SUPPLIES--3.3%
     18,900    Ceridian Corp.*...............................      397
      8,000    Certegy Inc. .................................      269
      7,500    Monster Worldwide Inc.*.......................      191
                                                               -------
                                                                   857
                                                               -------
COMMUNICATIONS EQUIPMENT--4.9%
      3,900    ADTRAN Inc. ..................................      265
      9,200    Emulex Corp.*.................................      261
     15,000    Harris Corp. .................................      558
     10,900    Juniper Networks Inc.*........................      196
                                                               -------
                                                                 1,280
                                                               -------
COMPUTERS & PERIPHERALS--4.1%
      8,000    Apple Computer Inc.*..........................      183
     17,700    Network Appliance Inc.*.......................      437
      1,800    SanDisk Corp.*................................      145
     13,400    Seagate Technology............................      308
                                                               -------
                                                                 1,073
                                                               -------
DIVERSIFIED FINANCIALS--4.7%
     10,700    iShares Trust.................................      760
     41,500    Providian Financial Corp.*....................      461
                                                               -------
                                                                 1,221
                                                               -------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.5%
     21,100    Agilent Technologies Inc.*....................      526
      9,100    Jabil Circuit Inc.*...........................      253
     14,500    Thermo Electron Corp.*........................      319
     17,000    Vishay Intertechnology Inc.*..................      319
                                                               -------
                                                                 1,417
                                                               -------
ENERGY EQUIPMENT & SERVICES--10.5%
     15,200    BJ Services Co.*..............................      499
     11,100    ENSCO International Inc. .....................      292
     20,400    Grant Prideco Inc.*...........................      231
      9,400    Nabors Industries Ltd.*.......................      355
     13,800    National Oilwell Inc.*........................      263
     13,200    Patterson-UTI Energy Inc.*....................      377
     12,500    Precision Drilling Corp.*.....................      492
      6,000    Weatherford International Ltd.*...............      209
                                                               -------
                                                                 2,718
                                                               -------
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
      8,400    Bausch & Lomb Inc. ...........................      405
                                                               -------

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.8%
      4,800    AdvancePCS*...................................  $   247
      8,600    Caremark Rx Inc.*.............................      215
                                                               -------
                                                                   462
                                                               -------
HOTELS RESTAURANTS & LEISURE--2.2%
      7,000    Outback Steakhouse Inc. ......................      294
      7,500    Wendy's International Inc. ...................      278
                                                               -------
                                                                   572
                                                               -------
HOUSEHOLD DURABLES--0.8%
      8,100    Furniture Brands International Inc. ..........      197
                                                               -------
IT CONSULTING & SERVICES--3.3%
     41,700    BearingPoint Inc.*............................      392
     11,400    Computer Sciences Corp.*......................      452
                                                               -------
                                                                   844
                                                               -------
MULTILINE RETAIL--1.5%
     17,600    Dollar General Corp. .........................      396
                                                               -------
MULTI-UTILITIES--0.3%
     14,200    Calpine Corp.*................................       66
                                                               -------
PHARMACEUTICALS--0.9%
      9,450    Mylan Laboratories Inc. ......................      228
                                                               -------
ROAD & RAIL--1.6%
     19,100    Swift Transportation Co. Inc.*................      428
                                                               -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--21.5%
     39,100    Atmel Corp.*..................................      221
     11,500    Broadcom Corp. Cl. A*.........................      367
     21,600    Cypress Semiconductor Corp.*..................      464
      5,600    International Rectifier Corp. ................      267
     16,500    Intersil Holding Corp. Cl. A..................      426
      5,100    KLA-Tencor Corp.*.............................      292
     16,400    Lam Research Corp.*...........................      471
     20,700    LSI Logic Corp.*..............................      191
     13,000    Marvell Technology Group Ltd.*................      570
      5,900    Maxim Integrated Products Inc. ...............      293
     17,900    Micrel Inc.*..................................      295
      8,700    Microchip Technology Inc. ....................      285
      6,500    National Semiconductor Corp.*.................      264
      7,900    Novellus Systems Inc.*........................      326
     16,300    NVIDIA Corp.*.................................      288
      6,400    QLogic Corp.*.................................      359
      6,300    Xilinx Inc.*..................................      200
                                                               -------
                                                                 5,579
                                                               -------
SOFTWARE--3.7%
      4,700    Intuit Inc.*..................................      235
      5,400    Mercury Interactive Corp.*....................      251
      9,100    PeopleSoft Inc.*..............................      189
      9,000    Synopsys Inc.*................................      285
                                                               -------
                                                                   960
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
SPECIALTY RETAIL--9.1%
      9,100    Abercrombie & Fitch Co. Cl. A*................  $   259
      7,300    AnnTaylor Stores Corp.*.......................      261
      5,200    Bed Bath & Beyond Inc.*.......................      220
      7,300    Best Buy Co. Inc. ............................      426
     15,500    Staples Inc.*.................................      416
     11,500    Tiffany & Co. ................................      546
     11,500    TJX Cos. Inc. ................................      241
                                                               -------
                                                                 2,369
                                                               -------
TEXTILES & APPAREL--3.4%
     20,100    Polo Ralph Lauren Corp. Cl. A*................      611
      5,400    Timberland Co. Cl. A*.........................      281
                                                               -------
                                                                   892
                                                               -------
TRADING COMPANIES & DISTRIBUTORS--1.5%
      6,500    CDW Corp. ....................................      390
                                                               -------
TOTAL COMMON STOCKS
  (Cost $22,163).............................................   25,467
                                                               -------

SHORT-TERM INVESTMENTS--31.7%
 PRINCIPAL
  AMOUNT
  (000S)
----------------------------------------------------------------------
REPURCHASE AGREEMENT
               Repurchase Agreement with State Street Bank &
                 Trust dated October 31, 2003 due November 3,
                 2003 at 0.55% collateralized by a U.S.
                 Treasury Bond 8.875% February 15, 2019,
$     1,112      market value $1,136 (par value of $790).....    1,112
                                                               -------
  SHARES
----------------------------------------------------------------------
SECURITIES LENDING COLLATERAL
               State Street Navigator Securities Lending
  7,124,000      Prime Portfolio, 1.04%......................    7,124
                                                               -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,236)..............................................    8,236
                                                               -------
TOTAL INVESTMENTS--129.8%
  (Cost $30,399).............................................   33,703
CASH AND OTHER ASSETS, LESS LIABILITIES--(29.8%).............   (7,745)
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $25,958
                                                               =======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Westfield Capital Management
  Company LLC
One Financial Center
23rd Floor
Boston, MA 02111
                                    (PHOTO)
                                 WILLIAM MUGGIA
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000

RETIREMENT CLASS
Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Harbor Small Cap Growth Fund returned 39.31% (both Institutional and Retirement Classes) and 39.08% (Investor Class) for the 12 months ended October 31, 2003. The Fund lagged its benchmark, the Russell 2000(R) Growth Index, as the rally was led by lower quality stocks that did not meet our selection criteria. Since inception, the Fund has substantially outperformed the benchmark.

The largest weight in the portfolio was the health care sector. Our best performing stocks were Celgene and Integra LifeSciences. Added recently, Integra is a medical device company growing earnings at an estimated 46%. We sold Select Medical as well as CV Therapeutics, as they reached our price targets.

The second largest weight in the portfolio was in the technology sector. Technology was the best performing group for the benchmark. Our underweight to the group, coupled with a few disappointing holdings, detracted from relative performance. Even with a few disappointments, our technology names gained 65%, led by SkillSoft, Power Integrations and Varian Semiconductor.

We added value through stock selection within the consumer area. Chico's FAS decided to close a new concept that had not demonstrated the expected results. Management's decision to close the stores demonstrated discipline that was rewarded by investors. Other big performers were P.F. Chang's China Bistro and Guitar Center.

We continued to add value within financials during the fiscal year. Our regional banks continued to outperform, and we began to reduce our exposure to the insurance stocks. Our overweight within the energy sector hurt performance as energy stocks continued to lag due in part to the sector rotation into technology. We remain confident about the fundamentals of these companies given the natural gas picture.

While we are not pleased with the underperformance versus the benchmark in this fiscal year, we will not change our investment philosophy or process as a result of short-term market psychology. We continue to focus on strong management teams that are executing solid business plans and we feel strongly that these companies ultimately will earn the attention of investors.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 10-31-2003
(HARBOR SMALL CAP GROWTH FUND GRAPH)

                                       SMALL CAP GROWTH -     SMALL CAP GROWTH -     SMALL CAP GROWTH -
                                              INST                   RET                    INV            RUSSELL 2000(R) GROWTH
                                       ------------------     ------------------     ------------------    ----------------------
Oct-01                                       9720.00               9700.56                9700.56                  6849.76
Oct-02                                       8650.00               8615.43                8615.43                  5372.45
Oct-03                                      12050.00              12001.80               11981.90                  7873.62

TOTAL RETURNS
For the periods ended 10-31-2003

                                             Annualized
                                   ------------------------------
                                                            Life       Final Value
                                     1           5           of        of a $10,000
                                    Year       Years        Fund        Investment
     ------------------------------------------------------------------------------
     SMALL CAP GROWTH
            Institutional
             Class                 39.31%       N/A         6.41%        $12,050
            Retirement Class       39.31        N/A         6.27          12,002
            Investor Class         39.08        N/A         6.21          11,982
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell 2000(R)
             Growth                46.56%       N/A        -7.66%        $ 7,874
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000(R) Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash, convertible bond and short-term investment of 14.6%)

    Aerospace & Defense
                                             0.8
    Food Products
                                             0.8
    Hotels Restaurants & Leisure
                                             1.1
    Household Durables
                                             1.2
    Internet Software & Services
                                             1.4
    Software
                                             1.5
    Diversified Financials
                                             1.8
    IT Consulting & Services
                                             1.8
    Pharmaceuticals
                                             1.8
    Biotechnology
                                             2.1
    Electronic Equipment & Instruments
                                             2.2
    Oil & Gas
                                             2.5
    Media
                                             2.9
    Insurance
                                             3.2
    Energy Equipment & Services
                                             4.0
    Communications Equipment
                                             4.2
    Banks
                                             5.6
    Semiconductor Equipment & Products
                                             8.0
    Health Care Equipment & Supplies
                                             8.1
    Health Care Providers & Services
                                             8.1
    Specialty Retail
                                             10.4
    Commercial Services & Supplies
                                             11.9

COMMON STOCKS--85.4%
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
AEROSPACE & DEFENSE--0.8%
    276,400    Armor Holdings Inc.*.........................  $  5,390
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
BANKS--5.6%
    207,600    East West Bancorp Inc. ......................  $ 10,191
    274,200    Southwest Bancorporation of Texas Inc. ......     9,846
    459,500    UCBH Holdings Inc. ..........................    16,409
                                                              --------
                                                                36,446
                                                              --------
BIOTECHNOLOGY--2.1%
    240,900    Celgene Corp.*...............................    10,043
    290,400    Transkaryotic Therapies Inc.*................     3,807
                                                              --------
                                                                13,850
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--11.9%
    237,900    Career Education Corp.*......................    12,739
    433,400    CheckFree Corp.*.............................    11,931
    109,072    Corporate Executive Board Co.*...............     5,564
    729,200    Navigant Consulting Inc.*....................    11,981
    403,200    Republic Services Inc. ......................     9,374
    534,100    Sylvan Learning Systems Inc.*................    15,115
    298,700    Waste Connections Inc.*......................    10,359
                                                              --------
                                                                77,063
                                                              --------
COMMUNICATIONS EQUIPMENT--4.2%
    565,100    Advanced Fibre Communications Inc.*..........    13,602
    467,000    Emulex Corp.*................................    13,225
                                                              --------
                                                                26,827
                                                              --------
DIVERSIFIED FINANCIALS--1.8%
    328,700    Investors Financial Services Corp. ..........    11,613
                                                              --------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.2%
    803,700    PerkinElmer Inc. ............................    14,475
                                                              --------
ENERGY EQUIPMENT & SERVICES--4.0%
    340,300    Helmerich & Payne Inc. ......................     9,021
  1,037,400    Superior Energy Services Inc.*...............     9,274
    473,200    W-H Energy Services Inc.*....................     7,420
                                                              --------
                                                                25,715
                                                              --------
FOOD PRODUCTS--0.8%
    232,400    Delta & Pine Land Co. .......................     5,313
                                                              --------
HEALTH CARE EQUIPMENT & SUPPLIES--8.1%
    208,900    Integra LifeSciences Holdings Corp.*.........     7,048
    422,100    PolyMedica Corp. ............................    12,452
    769,700    Quinton Cardiology Systems Inc.*.............     6,081
    370,900    Wilson Greatbatch Technologies Inc.*.........    13,983
    444,400    Wright Medical Group Inc.*...................    13,043
                                                              --------
                                                                52,607
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--8.1%
    410,100    Accredo Health Inc.*.........................    13,107
    412,800    Cross Country Healthcare Inc.*...............     5,734
    586,800    Manor Care Inc. .............................    19,529
    545,000    NDCHealth Corp. .............................    14,383
                                                              --------
                                                                52,753
                                                              --------
HOTELS RESTAURANTS & LEISURE--1.1%
    140,900    P.F. Chang's China Bistro Inc.*..............     6,867
                                                              --------
HOUSEHOLD DURABLES--1.2%
     97,400    Hovnanian Enterprises Inc. Cl. A*............     7,917
                                                              --------
INSURANCE--3.2%
    188,600    Philadelphia Consolidated Holding Corp.*.....     8,892
    273,000    Platinum Underwriters Holdings Ltd. .........     7,846
     91,600    RenaissanceRe Holdings Ltd. .................     4,120
                                                              --------
                                                                20,858
                                                              --------

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.4%
  1,080,800    DoubleClick Inc.*............................  $  9,003
                                                              --------
IT CONSULTING & SERVICES--1.8%
    899,100    Keane Inc.*..................................    11,814
                                                              --------
MEDIA--2.9%
    499,600    Entravision Communications Corp.*............     4,781
    155,600    Information Holdings Inc.*...................     3,489
    676,200    Radio One Inc.*..............................    10,752
                                                              --------
                                                                19,022
                                                              --------
OIL & GAS--2.5%
  1,331,600    Chesapeake Energy Corp. .....................    15,886
                                                              --------
PHARMACEUTICALS--1.8%
  2,321,400    Elan Corp. plc ADR(1)*.......................    11,909
                                                              --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--8.0%
    551,600    Lam Research Corp.*..........................    15,853
    178,800    Power Integrations Inc.*.....................     6,226
    607,500    Semtech Corp.*...............................    13,486
               Varian Semiconductor Equipment Associates
    333,300      Inc.*......................................    16,115
                                                              --------
                                                                51,680
                                                              --------
SOFTWARE--1.5%
  1,112,500    SkillSoft Corp. ADR(1)*......................     8,878
     24,700    Verint Systems Inc.*.........................       553
                                                              --------
                                                                 9,431
                                                              --------
SPECIALTY RETAIL--10.4%
    341,700    Chico's FAS Inc.*............................    12,827
    315,800    Cost Plus Inc.*..............................    14,486
    339,100    Guitar Center Inc.*..........................    11,038
    733,500    Hollywood Entertainment Corp.*...............    11,149
    503,500    Williams-Sonoma Inc.*........................    17,789
                                                              --------
                                                                67,289
                                                              --------
TOTAL COMMON STOCKS
  (Cost $429,915)...........................................   553,728
                                                              --------

CONVERTIBLE BOND--0.1%
(Cost $831)
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
----------------------------------------------------------------------
               SystemOne Technologies Inc.
$     3,092      8.250%--12/31/2005.........................  $    754
                                                              --------

SHORT-TERM INVESTMENT--15.6%
(Cost $101,053)
REPURCHASE AGREEMENT
               Repurchase Agreement with State Street Bank &
                 Trust dated October 31, 2003 due November
                 3, 2003 at 0.55% collateralized by a U.S.
                 Treasury Bond 8.875% February 15, 2019,
                 market value $103,080 (par value of
    101,053      $71,675)...................................   101,053
                                                              --------
TOTAL INVESTMENTS--101.1%
  (Cost $531,799)...........................................   655,535
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.1%).............    (7,040)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $648,495
                                                              ========

------------

1 ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Armstrong Shaw Associates, Inc.
45 Grove Street
New Canaan, CT 06840
                                    (PHOTO)
                                  JEFFREY SHAW
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return.

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Following three consecutive years of negative performance, the U.S. stock market rebounded significantly starting in the second calendar quarter of 2003. The rally's leadership came from technology and cyclically sensitive sectors. Additionally, small cap stocks outperformed large cap stocks and lower quality (higher leverage, low profitability, lower price) shares outperformed high quality ones. The Harbor Large Cap Value Fund returned 19.56% (both Institutional and Retirement Classes) and 19.13% (Investor Class) for the fiscal year ended October 31, 2003 versus 22.88% for the Russell 1000(R) Value Index. Our lack of exposure to technology and our overweighted position in health care were the primary reasons for our underperformance relative to the benchmark.

Our underweight in technology was due to high valuations combined with continuing overcapacity issues that have resulted in excess inventory and price cutting. We believe that negative sentiment toward health care stocks, fueled by concerns over patent expirations and uncertain new product pipelines, along with renewed concerns over regulatory risks, have created unusual opportunities in this group.

Consumer discretionary was our best performing sector for the year ended October 31, 2003. Our top five performing stocks included three in this sector namely Cendant, Whirlpool, and Yum! Brands. Our utility stocks were up, driven by strong performances from Comcast and Exelon. Financial stocks also posted strong performance for this period, including Fleet, Merrill Lynch, and Citigroup.

Textron and Freddie Mac hurt performance. Textron shares sold off after the company lowered its estimates for business jet deliveries in 2003. Freddie Mac traded down following a surprise announcement that the top three members of senior management were being dismissed. Both stocks have been eliminated from the portfolio.

Our portfolio sector weightings as of October 31, 2003, were similar to those of a year ago, with overweighted positions in health care and consumer discretionary, underweightings in financial services and utilities, and no exposure to technology. The underweighting in utilities reflected our lack of exposure to the telecom industry because of concerns regarding the outlook for the regional Bell operating companies.

Economic news on balance appears to be improving, corporate profits are rising, and we continue to find areas of opportunity for investment. Our concern going forward is not so much the economy as it is high valuations, particularly in the stocks that have moved the most. It is customary for the most speculative and hardest hit areas in a bear market to bounce the highest on signs of an economic and profit recovery. Now, as the rally matures, speculative leadership should give way to higher quality and more fundamentally sound investments.

Our emphasis in terms of stock selection will continue to focus on attractively valued companies with strong cash flow. Our goal is to buy good businesses, run by proven, capable managers, at prices equal to or less than 70% of their intrinsic value.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 10-31-2003
(HARBOR LARGE CAP VALUE FUND GRAPH)

                                      LARGE CAP VALUE -
                                             INST           LARGE CAP VALUE - RET   LARGE CAP VALUE - INV   RUSSELL 1000(R) VALUE
                                      -----------------     ---------------------   ---------------------   ---------------------
Oct-94                                    10479.90                10453.70                10434.90                10076.90
Oct-95                                    12682.80                12619.50                12574.10                12563.80
Oct-96                                    15610.30                15493.50                15410.00                15545.70
Oct-97                                    20461.90                20258.10                20112.60                20704.60
Oct-98                                    21831.00                21559.60                21366.20                23774.10
Oct-99                                    25018.00                24645.20                24380.20                27703.20
Oct-00                                    25786.20                25338.50                25020.90                29231.30
Oct-01                                    24960.80                24466.20                24116.10                25763.80
Oct-02                                    22008.30                21518.20                21172.10                23182.10
Oct-03                                    26312.20                25726.30                25221.70                28485.10

TOTAL RETURNS
For the periods ended 10-31-2003

                                               Annualized
                                       ---------------------------      Final Value
                                         1          5         10        of a $10,000
                                       Year       Years      Years       Investment
     -------------------------------------------------------------------------------
     LARGE CAP VALUE
            Institutional Class        19.56%     3.80%      10.16%       $26,312
            Retirement Class           19.56      3.60        9.91         25,726
            Investor Class             19.13      3.37        9.69         25,222
     -------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell 1000(R) Value      22.88%     3.68%      11.04%       $28,485
     -------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000(R) Value Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 2.6%)

    Household Durables
                                             1.9
    Aerospace & Defense
                                             2.0
    Chemicals
                                             2.6
    Industrial Conglomerates
                                             2.7
    Specialty Retail
                                             3.1
    Hotels Restaurants & Leisure
                                             3.3
    Electrical Equipment
                                             3.5
    Food & Drug Retailing
                                             5.1
    Electric Utilities
                                             5.4
    Pharmaceuticals
                                             5.5
    Banks
                                             6.2
    Commercial Services & Supplies
                                             6.8
    Oil & Gas
                                             6.9
    Health Care Providers & Services
                                             8.9
    Media
                                             10.0
    Insurance
                                             11.4
    Diversified Financials
                                             12.1

COMMON STOCKS--97.4%
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.0%
 138,100     Honeywell International Inc. .................  $  4,227
                                                             --------
 BANKS--6.2%
 192,221     FleetBoston Financial Corp. ..................     7,764
 120,500     Washington Mutual Inc. .......................     5,272
                                                             --------
                                                               13,036
                                                             --------
CHEMICALS--2.6%
 131,699     E.l. du Pont de Nemours & Co. ................     5,321
                                                             --------
COMMERCIAL SERVICES & SUPPLIES--6.8%
 384,500     Cendant Corp.*................................     7,855
 152,000     Pitney Bowes Inc. ............................     6,247
                                                             --------
                                                               14,102
                                                             --------

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
DIVERSIFIED FINANCIALS--12.1%
 127,200     American Express Co. .........................  $  5,969
 162,312     Citigroup Inc. ...............................     7,694
  92,800     Federal National Mortgage Association.........     6,653
  83,400     Merrill Lynch & Co. Inc. .....................     4,937
                                                             --------
                                                               25,253
                                                             --------
ELECTRIC UTILITIES--5.4%
  91,900     Exelon Corp. .................................     5,831
 159,700     FirstEnergy Corp. ............................     5,492
                                                             --------
                                                               11,323
                                                             --------
ELECTRICAL EQUIPMENT--3.5%
 129,300     Emerson Electric Co. .........................     7,338
                                                             --------
FOOD & DRUG RETAILING--5.1%
 204,800     CVS Corp. ....................................     7,205
 165,100     Safeway Inc.*.................................     3,484
                                                             --------
                                                               10,689
                                                             --------
HEALTH CARE PROVIDERS & SERVICES--8.9%
  59,300     Anthem Inc. ..................................     4,058
 204,400     HCA Inc. .....................................     7,818
 167,200     Oxford Health Plans Inc.*.....................     6,772
                                                             --------
                                                               18,648
                                                             --------
HOTELS RESTAURANTS & LEISURE--3.3%
 203,300     Yum! Brands Inc.*.............................     6,941
                                                             --------
HOUSEHOLD DURABLES--1.9%
  57,200     Whirlpool Corp. ..............................     4,031
                                                             --------
INDUSTRIAL CONGLOMERATES--2.7%
 194,800     General Electric Co. .........................     5,651
                                                             --------
INSURANCE--11.4%
 168,600     Allstate Corp. ...............................     6,660
  82,000     American International Group Inc. ............     4,988
  90,465     Chubb Corp. ..................................     6,044
 119,500     MGIC Investment Corp. ........................     6,131
                                                             --------
                                                               23,823
                                                             --------
MEDIA--10.0%
 198,300     Comcast Corp. Cl. A*..........................     6,468
  63,500     Gannett Inc. .................................     5,341
 503,400     Liberty Media Corp. Series A*.................     5,079
 254,500     Time Warner Inc. .............................     3,891
                                                             --------
                                                               20,779
                                                             --------
OIL & GAS--6.9%
  50,600     ChevronTexaco Corp. ..........................     3,760
 102,300     Devon Energy Corp. ...........................     4,962
 136,900     Kerr-McGee Corp. .............................     5,681
                                                             --------
                                                               14,403
                                                             --------
PHARMACEUTICALS--5.5%
 149,500     Abbott Laboratories...........................     6,372
 113,300     Merck & Co Inc. ..............................     5,013
                                                             --------
                                                               11,385
                                                             --------
 SPECIALTY RETAIL--3.1%
 426,100     Office Depot Inc.*............................     6,362
                                                             --------
TOTAL COMMON STOCKS
  (Cost $178,540)..........................................   203,312
                                                             --------

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--4.2%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2003 due November 3,
               2003 at 0.55% collateralized by a U.S.
               Treasury Bond 8.875% February 15, 2019,
 $ 8,244       market value $8,413 (par value of $5,850)...  $  8,244
                                                             --------

 SHARES
---------------------------------------------------------------------
SECURITIES LENDING COLLATERAL
             State Street Navigator Securities Lending
 559,000       Prime Portfolio, 1.04%......................       559
                                                             --------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $8,803)..........................................     8,803
                                                             --------
TOTAL INVESTMENTS--101.6%
  (Cost $187,343)..........................................   212,115
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.6%)............    (3,269)
                                                             --------
TOTAL NET ASSETS--100.0%...................................  $208,846
                                                             ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Dalton, Greiner, Hartman,
  Maher & Co.
565 Fifth Avenue
Suite 2101
New York, NY 10017
                                    (PHOTO)
                             TIMOTHY G. DALTON, JR.
                               Portfolio Manager
                                    (PHOTO)
                               KENNETH J. GREINER
                               Portfolio Manager
                                    (PHOTO)
                                BRUCE H. GELLER
                               Portfolio Manager
                                    (PHOTO)
                                 PETER A. GULLI
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return.

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002

RETIREMENT CLASS
Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Equities registered solid gains for the 12 months ended October 31, 2003, as investors put bear market fears behind them and gained confidence in the strength of the economic recovery. Growth outperformed value, although both styles produced impressive results. Among market cap asset classes, smaller companies outpaced larger ones. The Harbor Mid Cap Value Fund returned 20.77% for the 12 months but lagged the Russell Midcap(R) Value Index due primarily to a strong performance by lower quality stocks, which enhanced the benchmark return.

A distinguishing feature of the broad based rebound in stock prices was a "deep value rally," in which stocks with negative earnings, weak balance sheets, high volatility, and low prices outperformed higher quality companies by wide margins. This type of market leadership typically occurs during the early stages of an economic recovery, as investors perceive that a major stress has been lifted from the market's shoulders.

The largest contributions to Fund performance for the fiscal year were from Cooper Industries and PACCAR in the industrials sector, Omnicare in the health care sector, and Synopsys in the information technology sector. These stocks all contributed returns of 60% or greater for the portfolio. As a leading supplier of electrical products, tools, and hardware, Cooper Industries benefited from an improving environment for industrial production. The company also generates substantial free cash flow. We eliminated our position in PACCAR as the shares reached our price target.

Omnicare, a leading provider of pharmaceutical care for residents in long-term care facilities, performed well due to strong fundamentals. In addition, its integration of recent acquisitions proceeded on plan. Shares of Synopsys and other technology stocks in the portfolio rose in anticipation of improved spending on semiconductors and other information technology equipment.

The biggest detractors from the Fund's performance were Interstate Bakeries and King Pharmaceuticals. Both of these holdings were eliminated from the portfolio early in calendar year 2003, and we redeployed the proceeds into holdings offering better opportunities.

Looking ahead, we believe that monetary and fiscal stimuli, low interest rates, and continuing signs of a strengthening economy should be a favorable environment for improving corporate profits. We are continuing to weight the portfolio toward groups that are more economically sensitive, such as industrial cyclicals and technology. Our biggest underweights relative to the index are in financials and utilities.

GROWTH OF A $10,000 INVESTMENT
For the period 03-01-2002 through 10-31-2003
(HARBOR MID CAP VALUE FUND GRAPH)

                                                                                                              RUSSELL MIDCAP(R)
                                        MID CAP VALUE - INST   MID CAP VALUE - RET    MID CAP VALUE - INV           VALUE
                                        --------------------   -------------------    -------------------     -----------------
Oct-02                                         8330.00                8318.89                8318.89                8482.23
Oct-03                                        10060.00               10046.60               10046.60               11321.80

TOTAL RETURNS
For the periods ended 10-31-2003

                                              Annualized
                                      ---------------------------
                                                             Life      Final Value
                                        1          5          of       of a $10,000
                                      Year       Years       Fund       Investment
     ------------------------------------------------------------------------------
     MID CAP VALUE
            Institutional Class       20.77%      N/A        0.36%       $10,060
            Retirement Class          20.77       N/A        0.28         10,047
            Investor Class            20.77       N/A        0.28         10,047
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell Midcap(R)
             Value                    33.48%      N/A        7.73%       $11,322
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap(R) Value Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 2.3%)

    Containers & Packaging
                                             0.8
    Multiline Retail
                                             1.8
    Media
                                             2.0
    Hotels Restaurants & Leisure
                                             2.1
    Household Durables
                                             2.6
    Communications Equipment
                                             2.9
    Diversified Financials
                                             2.9
    Leisure Equipment & Products
                                             2.9
    Textiles & Apparel
                                             2.9
    Biotechnology
                                             3.0
    Energy Equipment & Services
                                             3.0
    Food Products
                                             3.0
    Multi-Utilities
                                             3.0
    Oil & Gas
                                             3.0
    Road & Rail
                                             3.0
    Electronic Equipment & Instruments
                                             3.1
    IT Consulting & Services
                                             3.1
    Real Estate
                                             3.1
    Health Care Providers & Services
                                             3.2
    Semiconductor Equipment & Products
                                             3.2
    Electric Utilities
                                             3.3
    Insurance
                                             3.5
    Metals & Mining
                                             3.7
    Electrical Equipment
                                             4.5
    Software
                                             4.7
    Banks
                                             10.4
    Commercial Services & Supplies
                                             13.0

COMMON STOCKS--97.7%
                                                              VALUE
 SHARES                                                       (000S)
--------------------------------------------------------------------
 BANKS--10.4%
   9,600    Banknorth Group Inc. ...........................  $  301
  12,100    Hibernia Corp. Cl. A............................     273
   6,500    North Fork Bancorporation Inc. .................     253
     100    TCF Financial Corp. ............................       5
                                                              ------
                                                                 832
                                                              ------
 BIOTECHNOLOGY--3.0%
            Charles River Laboratories International
   7,500      Inc. .........................................     242
                                                              ------
COMMERCIAL SERVICES & SUPPLIES--13.0%
   8,300    Certegy Inc. ...................................     279
   5,900    Dun and Bradstreet Corp.*.......................     275
   8,800    Valassis Communications Inc.*...................     228
  10,200    Viad Corp. .....................................     255
                                                              ------
                                                               1,037
                                                              ------
COMMUNICATIONS EQUIPMENT--2.9%
  31,000    Tellabs Inc.*...................................     233
                                                              ------
CONTAINERS & PACKAGING--0.8%
   4,300    Smurfit-Stone Container Corp. ..................      67
                                                              ------
DIVERSIFIED FINANCIALS--2.9%
  16,400    Janus Capital Group Inc. .......................     232
                                                              ------
ELECTRIC UTILITIES--3.3%
   6,600    PPL Corp. ......................................     264
                                                              ------
ELECTRICAL EQUIPMENT--4.5%
   6,800    Cooper Industries Inc. Cl. A....................     360
                                                              ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.1%
   9,000    Jabil Circuit Inc.*.............................     251
                                                              ------
ENERGY EQUIPMENT & SERVICES--3.0%
   9,000    ENSCO International Inc. .......................     237
                                                              ------
FOOD PRODUCTS--3.0%
  25,000    Del Monte Foods Co.*............................     238
                                                              ------
HEALTH CARE PROVIDERS & SERVICES--3.2%
   6,600    Omnicare Inc. ..................................     253
                                                              ------
HOTELS RESTAURANTS & LEISURE--2.1%
   4,000    Outback Steakhouse Inc. ........................     168
                                                              ------
HOUSEHOLD DURABLES--2.6%
  10,100    Leggett & Platt Inc. ...........................     211
                                                              ------
INSURANCE--3.5%
   7,400    AmerUs Group Co. ...............................     279
                                                              ------
IT CONSULTING & SERVICES--3.1%
   8,800    SunGard Data Systems Inc.*......................     247
                                                              ------
LEISURE EQUIPMENT & PRODUCTS--2.9%
   2,700    Polaris Industries Inc. ........................     231
                                                              ------
MEDIA--2.0%
  16,100    Insight Communications Co. Inc. Cl. A*..........     156
                                                              ------
METALS & MINING--3.7%
   5,400    Nucor Corp. ....................................     296
                                                              ------
MULTILINE RETAIL--1.8%
   5,500    BJ's Wholesale Club Inc.*.......................     141
                                                              ------
MULTI-UTILITIES--3.0%
   7,100    SCANA Corp. ....................................     244
                                                              ------

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
--------------------------------------------------------------------
 OIL & GAS--3.0%
   5,700    EOG Resources Inc. .............................  $  240
                                                              ------
REAL ESTATE--3.1%
   5,800    The Rouse Co. ..................................     249
                                                              ------
ROAD & RAIL--3.0%
  13,457    Werner Enterprises Inc. ........................     243
                                                              ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.2%
   6,300    Novellus Systems Inc.*..........................     260
                                                              ------
SOFTWARE--4.7%
   6,500    Jack Henry & Associates Inc. ...................     130
   7,800    Synopsys Inc.*..................................     247
                                                              ------
                                                                 377
                                                              ------
TEXTILES & APPAREL--2.9%
   6,300    Liz Claiborne Inc. .............................     232
                                                              ------
TOTAL COMMON STOCKS
  (Cost $6,790).............................................   7,820
                                                              ------

SHORT-TERM INVESTMENTS--35.4%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
--------------------------------------------------------------------
 REPURCHASE AGREEMENT
            Repurchase Agreement with State Street Bank &
              Trust dated October 31, 2003 due November 3,
              2003 at 0.55% collateralized by a U.S.
              Treasury Bond 8.875% February 15, 2019, market
$    644      value $662 (par value of $460)................  $  644
                                                              ------

 SHARES
--------------------------------------------------------------------
 SECURITIES LENDING COLLATERAL
            State Street Navigator Securities Lending
2,189,000     Prime Portfolio, 1.04%........................   2,189
                                                              ------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,833).............................................   2,833
                                                              ------
TOTAL INVESTMENTS--133.1%
  (Cost $9,623).............................................  10,653
CASH AND OTHER ASSETS, LESS LIABILITIES--(33.1%)............  (2,648)
                                                              ------
TOTAL NET ASSETS--100.0%....................................  $8,005
                                                              ======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
EARNEST Partners LLC
75 Fourteenth Street
Suite 2300
Atlanta, GA 30309
                                    (PHOTO)
                                 PAUL E. VIERA
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return.

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001

RETIREMENT CLASS
Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The fiscal year ended October 31, 2003 was a very positive period for investors. The small cap market was particularly rewarding as signs of an improving economy lifted earnings prospects for smaller companies. Economic improvement materialized at the end of the period as GDP grew 8.2% during the third quarter of calendar year 2003 and employment began to stabilize and show early indications of growth. Over the 12-month period, the Harbor Small Cap Value Fund returned 39.94% (both Institutional and Retirement Classes) and 39.84% (Investor Class). Although the fund slightly underperformed its benchmark, the Russell 2000(R) Value Index, it has outperformed the index since the Fund's inception in 2001.

Every sector showed positive returns for the period, with information technology and telecommunication services emerging as the strongest performing areas in the Russell 2000(R) Value Index. After underperforming for much of the last three years, both of these sectors experienced strong rebounds during this period. Technology stocks appreciated approximately 90% and telecommunication services stocks returned approximately 150% for the period. The less cyclical sectors underperformed the market in general, although these areas also posted positive returns.

With respect to individual holdings, American Tower Corporation was the biggest contributor to the performance of the Harbor Small Cap Value Fund over this period. American Tower builds and operates cellular telecommunications towers for wireless providers. The company continued to sign new leases for its towers, and cash flows from its very creditworthy customer base continued to improve.

Within the technology sector, Sanmina-SCI Corp. also posted a strong return during the period as the electronics manufacturing services company experienced greater demand for the manufacturing of telecom and computing products. During the recent recovery in technology stocks, the Fund has remained underweighted in the sector. Although we have found a number of attractive technology holdings, we believe that many areas within the sector are richly valued and have very aggressive growth expectations built into their stock prices.

Two homebuilding companies, D.R. Horton and Hovnanian Enterprises, contributed greatly to the Fund's performance. These companies benefited as consumers continued to take advantage of historically low mortgage rates. Another consumer discretionary holding, Harman International, benefited from strong electronics equipment demand from automobile manufacturers.

As of October 31, the Fund's largest positions were in the health care, financial and consumer discretionary sectors. Relative to the benchmark, the portfolio was overweighted in the health care, consumer discretionary, and telecommunications sectors and underweighted in financials, information technology, industrials, materials, utilities, and consumer staples.

GROWTH OF A $10,000 INVESTMENT
For the period 12-14-2001 through 10-31-2003
(HARBOR SMALL CAP VALUE FUND GRAPH)

                                      SMALL CAP VALUE -
                                             INST           SMALL CAP VALUE - RET   SMALL CAP VALUE - INV   RUSSELL 2000(R) VALUE
                                      -----------------     ---------------------   ---------------------   ---------------------
Oct-02                                      9990.00                9971.68                 9971.68                 9093.70
Oct-03                                     13880.00               13854.60                13844.60                12757.50

TOTAL RETURNS
For the periods ended 10-31-2003

                                              Annualized
                                     ----------------------------
                                                            Life       Final Value
                                       1          5          of        of a $10,000
                                     Year       Years       Fund        Investment
     ------------------------------------------------------------------------------
     SMALL CAP VALUE
            Institutional Class      38.94%      N/A        19.06%       $13,880
            Retirement Class         38.94       N/A        18.94         13,855
            Investor Class           38.84       N/A        18.90         13,845
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Russell 2000(R)
             Value                   40.29%      N/A        13.55%*      $12,758
     ------------------------------------------------------------------------------

* For the period December 1, 2001 through October 31, 2003

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000(R) Value Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.2%)

    Aerospace & Defense
                                             0.7
    Personal Products
                                             1.0
    Biotechnology
                                             1.1
    Automobiles
                                             1.2
    Building Products
                                             1.3
    Gas Utilities
                                             1.4
    Electric Utilities
                                             1.6
    Textiles & Apparel
                                             1.7
    Pharmaceuticals
                                             2.3
    Real Estate Investment Trusts
                                             2.6
    Specialty Retail
                                             2.6
    Chemicals
                                             2.8
    Health Care Equipment & Supplies
                                             3.3
    Media
                                             3.6
    Electronic Equipment & Instruments
                                             3.7
    Wireless Telecommunication Services
                                             4.3
    Multiline Retail
                                             4.5
    Banks
                                             4.8
    Hotels Restaurants & Leisure
                                             5.1
    Oil & Gas
                                             5.1
    Insurance
                                             5.4
    Commercial Services & Supplies
                                             7.4
    Diversified Financials
                                             9.4
    Household Durables
                                             10.1
    Health Care Providers & Services
                                             10.8

COMMON STOCKS--97.8%
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--0.7%
  26,800     Moog Inc. Cl. A................................  $  1,136
                                                              --------
 AUTOMOBILES--1.2%
  32,100     Winnebago Industries Inc. .....................     1,871
                                                              --------
BANKS--4.8%
  66,600     Astoria Financial Corp. .......................     2,307
 153,900     BankUnited Financial Corp.*....................     3,403
  33,300     Commerce Bancorp Inc. .........................     1,610
  17,400     Hibernia Corp. Cl. A...........................       393
                                                              --------
                                                                 7,713
                                                              --------
BIOTECHNOLOGY--1.1%
 109,100     Serologicals Corp. ............................     1,746
                                                              --------
BUILDING PRODUCTS--1.3%
  99,800     Watsco Inc. ...................................     2,137
                                                              --------
CHEMICALS--2.8%
  44,500     The Scotts Co. Cl. A*..........................     2,570
  40,000     Valspar Corp. .................................     1,908
                                                              --------
                                                                 4,478
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--7.4%
 248,200     Administaff Inc.*..............................     2,874
 251,800     Allied Waste Industries Inc.*..................     2,840
  79,900     Global Payments Inc. ..........................     3,328
  70,200     Kelly Services Inc. Cl. A......................     1,720
  48,500     Republic Services Inc. ........................     1,128
                                                              --------
                                                                11,890
                                                              --------
DIVERSIFIED FINANCIALS--9.4%
 281,800     AmeriCredit Corp.*.............................     3,776
  72,600     Eaton Vance Corp. .............................     2,532
 113,300     Jefferies Group Inc. ..........................     3,512
  90,100     Raymond James Financial Inc. ..................     3,675
  12,700     Student Loan Corp. ............................     1,645
                                                              --------
                                                                15,140
                                                              --------
ELECTRIC UTILITIES--1.6%
  92,600     PNM Resources Inc. ............................     2,619
                                                              --------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.7%
 141,600     FLIR Systems Inc.*.............................     4,426
 144,700     Sanmina-SCI Corp. .............................     1,527
                                                              --------
                                                                 5,953
                                                              --------
GAS UTILITIES--1.4%
 116,400     ONEOK Inc. ....................................     2,315
                                                              --------
HEALTH CARE EQUIPMENT & SUPPLIES--3.3%
 120,300     The Cooper Cos. Inc. ..........................     5,227
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--10.8%
 134,600     Covance Inc.*..................................     3,504
  29,100     Lincare Holdings Inc.*.........................     1,133
 113,800     NDCHealth Corp.................................     3,003
  94,000     Pediatrix Medical Group Inc.*..................     5,024
 153,200     Pharmaceutical Product Development Inc.*.......     4,607
                                                              --------
                                                                17,271
                                                              --------
HOTELS RESTAURANTS & LEISURE--5.1%
  46,000     Brinker International Inc.*....................     1,464
  52,600     CEC Entertainment Inc.*........................     2,572
  61,000     Sonic Corp. ...................................     1,696
 104,800     WMS Industries Inc.*...........................     2,424
                                                              --------
                                                                 8,156
                                                              --------

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 HOUSEHOLD DURABLES--10.1%
  72,650     D.R. Horton Inc. ..............................  $  2,892
  39,200     Harman International Industries Inc. ..........     5,025
  90,500     Hovnanian Enterprises Inc. Cl. A*..............     7,356
  35,100     Snap-on Inc. ..................................     1,030
                                                              --------
                                                                16,303
                                                              --------
INSURANCE--5.4%
  64,200     Commerce Group Inc. ...........................     2,552
  94,400     Philadelphia Consolidated Holding Corp.*.......     4,451
  50,500     Protective Life Corp. .........................     1,640
                                                              --------
                                                                 8,643
                                                              --------
MEDIA--3.6%
  78,600     Scholastic Corp. ..............................     2,431
 284,700     Sinclair Broadcast Group Inc. Cl. A*...........     3,314
                                                              --------
                                                                 5,745
                                                              --------
MULTILINE RETAIL--4.5%
 191,475     Fred's Inc. Cl. A..............................     7,215
                                                              --------
OIL & GAS--5.1%
 241,000     Chesapeake Energy Corp. .......................     2,875
  86,400     Swift Energy Co.*..............................     1,201
 107,600     Westport Resources Corp. ......................     2,576
  64,066     XTO Energy Inc. ...............................     1,516
                                                              --------
                                                                 8,168
                                                              --------
PERSONAL PRODUCTS--1.0%
 114,300     Chattem Inc. ..................................     1,677
                                                              --------
PHARMACEUTICALS--2.3%
  18,700     Barr Laboratories Inc.*........................     1,436
  92,000     KV Pharmaceutical Co.*.........................     2,205
                                                              --------
                                                                 3,641
                                                              --------
REAL ESTATE INVESTMENT TRUSTS--2.6%
  33,800     Alexandria Real Estate Equities Inc. ..........     1,724
  24,000     Entertainment Properties Trust.................       772
  46,900     SL Green Realty Corp. .........................     1,696
                                                              --------
                                                                 4,192
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
SPECIALTY RETAIL--2.6%
 167,400     CSK Auto Corp. ................................  $  2,871
  64,100     Movie Gallery Inc. ............................     1,326
                                                              --------
                                                                 4,197
                                                              --------
TEXTILES & APPAREL--1.7%
 163,200     Phillips-Van Heusen Corp. .....................     2,797
                                                              --------
WIRELESS TELECOMMUNICATION SERVICES--4.3%
 596,500     American Tower Corp. Cl. A*....................     6,919
                                                              --------
TOTAL COMMON STOCKS
  (Cost $128,530)...........................................   157,149
                                                              --------

SHORT-TERM INVESTMENT--6.4%
(Cost $10,228)
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2003 due November 3,
               2003 at 0.55% collateralized by a U.S.
               Treasury Bond 8.875% February 15, 2019,
 $10,228       market value $10,434 (par value of $7,255)...    10,228
                                                              --------
TOTAL INVESTMENTS--104.2%
  (Cost $138,758)...........................................   167,377
CASH AND OTHER ASSETS, LESS LIABILITIES--(4.2%).............    (6,704)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $160,673
                                                              ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 2003

(All amounts in Thousands, except per share amounts)

                                                 HARBOR         HARBOR        HARBOR         HARBOR        HARBOR        HARBOR
                                                CAPITAL         MID CAP      SMALL CAP      LARGE CAP      MID CAP      SMALL CAP
                                              APPRECIATION      GROWTH        GROWTH          VALUE         VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost*..........    $ 5,601,049       $30,399      $531,799       $187,343       $ 9,623      $138,758
=================================================================================================================================
Investments, at value (including
  securities loaned of $263,873; $6,931;
  $0; $554; $2,142; $0)...................    $ 6,668,755       $32,591      $554,482       $203,871       $10,009      $157,149
Repurchase agreements.....................             --         1,112       101,053          8,244           644        10,228
Cash......................................              2             1            --             --             1            36
Receivables for:
  Investments sold........................         13,051           300         9,034             --            --            --
  Capital shares sold.....................          8,041            74         1,010            191            11           399
  Dividends...............................          4,140             3            82            201             8            52
  Interest................................              1            --            87             --            --            --
Withholding tax receivable................            554            --            --             --            --            --
Other assets..............................             38            --             4              8            --             1
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS........................      6,694,582        34,081       665,752        212,515        10,673       167,865
LIABILITIES
Payables for:
  Investments purchased...................         25,780           863        13,970             --           404         6,356
  Capital shares reacquired...............         13,140           109         2,754          2,983            69           710
  Collateral upon return of securities
    loaned................................        272,678         7,124            --            559         2,189            --
Accrued expenses:
  Management fees.........................          3,086            11           450            108             3            65
  12b-1 fees..............................              8            --             3              1            --            --
  Trustees fees...........................             27            --             1              1            --            --
  Transfer agent fees.....................            365             3            43             11             1             8
  Other...................................             53            13            36              6             2            53
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES...................        315,137         8,123        17,257          3,669         2,668         7,192
NET ASSETS................................    $ 6,379,445       $25,958      $648,495       $208,846       $ 8,005      $160,673
=================================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital.........................    $ 8,722,115       $28,435      $601,221       $210,106       $ 7,538      $132,532
  Undistributed/(overdistributed) net
    investment income.....................         12,154            --            --            420             9            --
  Accumulated net realized gain/(loss)....     (3,422,546)       (5,781)      (76,462)       (26,452)         (572)         (478)
  Unrealized appreciation/(depreciation)
    of investments........................      1,067,722         3,304       123,736         24,772         1,030        28,619
---------------------------------------------------------------------------------------------------------------------------------
                                              $ 6,379,445       $25,958      $648,495       $208,846       $ 8,005      $160,673
=================================================================================================================================
 NET ASSET VALUE PER SHARE BY CLASS(1):
INSTITUTIONAL CLASS
Net assets................................    $ 6,338,120       $25,743      $631,734       $202,159       $ 7,959      $159,380
Shares of beneficial interest.............        251,392         4,318        52,407         14,949           790        11,487
Net asset value per share.................    $     25.21       $  5.96      $  12.05       $  13.52       $ 10.06      $  13.88
RETIREMENT CLASS
Net assets................................    $       850       $     6      $  4,482       $      5       $    --      $      3
Shares of beneficial interest.............             34             1           372             --            --            --
Net asset value per share.................    $     25.21       $  5.96      $  12.05       $  13.52       $ 10.06      $  13.88
INVESTOR CLASS
Net assets................................    $    40,475       $   209      $ 12,279       $  6,682       $    46      $  1,290
Shares of beneficial interest.............          1,611            35         1,021            495             5            93
Net asset value per share.................    $     25.12       $  5.96      $  12.02       $  13.49       $ 10.06      $  13.87

------------

*  Including repurchase agreements and short-term investments.

1 Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2003

(All amounts in Thousands)

                                                 HARBOR         HARBOR        HARBOR         HARBOR        HARBOR        HARBOR
                                                CAPITAL         MID CAP      SMALL CAP      LARGE CAP      MID CAP      SMALL CAP
                                              APPRECIATION      GROWTH        GROWTH          VALUE         VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...............................     $   48,748       $   23       $    664        $ 2,533       $   70        $   385
  Interest................................          1,019            3            446             50            2             26
  Securities lending income...............          2,585            9             --            334           11             --
  Foreign taxes withheld..................         (1,326)          --             --             --           --             --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................         51,026           35          1,110          2,917           83            411
OPERATING EXPENSES:
  Management fees.........................         32,436          105          2,556          1,022           46            444
  12b-1 fees:
    Retirement Class......................             --           --              3             --           --             --
    Investor Class........................             37           --             15              6           --              1
  Shareholder communications..............            904            3             99             23            1             38
  Custodian fees..........................            299           83             88             47           61             90
  Transfer agent fees:
    Institutional Class...................          4,721           12            294            147            5             52
    Retirement Class......................             --           --              1             --           --             --
    Investor Class........................             40           --             16              7           --              1
  Professional fees.......................            197           --             64              5            1              2
  Trustees fees and expenses..............            114           --              4              4           --              1
  Registration fees.......................            185           44            131             86           29             90
  Miscellaneous...........................            148            1              5              2            2             18
---------------------------------------------------------------------------------------------------------------------------------
    Total operating expenses..............         39,081          248          3,276          1,349          145            737
  Management fees waived..................             --          (28)            --             --          (12)          (120)
  Transfer agent fees waived..............           (784)          (2)           (56)           (25)          (1)           (11)
  Other expenses waived...................             --          (50)            --             --          (58)           (47)
---------------------------------------------------------------------------------------------------------------------------------
  Net operating expenses..................         38,297          168          3,220          1,324           74            559
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)..............         12,729         (133)        (2,110)         1,593            9           (148)
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENT TRANSACTIONS:
  Net realized gain/(loss) on:
    Investments...........................       (343,128)        (631)         7,726         (2,624)        (258)          (227)
    Foreign currency transactions.........            (53)          --             --             --           --             --
  Change in net unrealized
    appreciation/(depreciation) of:
    Investments...........................      1,362,765        5,982        141,037         33,601        1,518         28,728
    Translation of assets and liabilities
      in foreign currencies...............             15           --             --             --           --             --
---------------------------------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment
    transactions..........................      1,019,599        5,351        148,763         30,977        1,260         28,501
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.............     $1,032,328       $5,218       $146,653        $32,570       $1,269        $28,353
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                           HARBOR                               HARBOR
                                                                    CAPITAL APPRECIATION                    MID CAP GROWTH
                                                                ----------------------------         ----------------------------
                                                                NOVEMBER 1,      NOVEMBER 1,         NOVEMBER 1,      NOVEMBER 1,
                                                                   2002             2001                2002             2001
                                                                  THROUGH          THROUGH             THROUGH          THROUGH
                                                                OCTOBER 31,      OCTOBER 31,         OCTOBER 31,      OCTOBER 31,
                                                                   2003             2002                2003             2002
---------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................    $   12,729       $     9,555           $  (133)         $  (120)
  Net realized gain/(loss) on investments, foreign currency
    transactions and swap agreements........................      (343,181)       (1,154,037)             (631)          (2,902)
  Net unrealized appreciation/(depreciation) of
    investments.............................................     1,362,780          (171,944)            5,982             (455)
---------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS............................................     1,032,328        (1,316,426)            5,218           (3,477)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Institutional Class.....................................        (8,941)           (9,070)               --               --
    Retirement Class........................................            --                --                --               --
    Investor Class..........................................            (5)               --                --               --
  Net realized gain on investments
    Institutional Class.....................................            --                --                --               --
    Retirement Class........................................            --                --                --               --
    Investor Class..........................................            --                --                --               --
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....................        (8,946)           (9,070)               --               --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ACQUIRED FROM FUND MERGER(1).....................            --                --                --               --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) DERIVED FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5).....................................       300,571           360,889            11,766            2,699
---------------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in net assets.....................     1,323,953          (964,607)           16,984             (778)
NET ASSETS:
  Beginning of period.......................................     5,055,492         6,020,099             8,974            9,752
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................    $6,379,445       $ 5,055,492           $25,958          $ 8,974
=================================================================================================================================
*  Includes undistributed/(over-distributed) net investment
   income of:...............................................    $   12,154       $     8,950           $    --          $    --

------------

1 After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

a  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

               HARBOR                         HARBOR                         HARBOR                         HARBOR
          SMALL CAP GROWTH               LARGE CAP VALUE                 MID CAP VALUE                  SMALL CAP VALUE
    ----------------------------   ----------------------------   ----------------------------   -----------------------------
    NOVEMBER 1,      NOVEMBER 1,   NOVEMBER 1,      NOVEMBER 1,   NOVEMBER 1,       MARCH 1,     NOVEMBER 1,      DECEMBER 14,
       2002             2001          2002             2001          2002            2002(A)        2002            2001(A)
      THROUGH          THROUGH       THROUGH          THROUGH       THROUGH          THROUGH       THROUGH          THROUGH
    OCTOBER 31,      OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   OCTOBER 31,      OCTOBER 31,
       2003             2002          2003             2002          2003             2002          2003              2002
------------------------------------------------------------------------------------------------------------------------------
     $ (2,110)        $   (365)     $  1,593         $  1,161       $    9           $   (6)      $   (148)         $   (29)
        7,726           (8,606)       (2,624)         (10,349)        (258)            (314)          (227)            (251)
      141,037           (3,298)       33,601          (13,779)       1,518             (488)        28,728             (109)
------------------------------------------------------------------------------------------------------------------------------
      146,653          (12,269)       32,570          (22,967)       1,269             (808)        28,353             (389)
------------------------------------------------------------------------------------------------------------------------------
           --               --        (1,676)            (570)          --               --             --               --
           --               --            --               --           --               --             --               --
           --               --           (15)              --           --               --             --               --
           --               --            --               --           --               --             --               --
           --               --            --               --           --               --             --               --
           --               --            --               --           --               --             --               --
------------------------------------------------------------------------------------------------------------------------------
           --               --        (1,691)            (570)          --               --             --               --
------------------------------------------------------------------------------------------------------------------------------
       65,746               --            --               --           --               --             --               --
------------------------------------------------------------------------------------------------------------------------------
      332,145           98,903        35,904           35,571        1,869            5,675        117,414           15,295
------------------------------------------------------------------------------------------------------------------------------
      544,544           86,634        66,783           12,034        3,138            4,867        145,767           14,906
      103,951           17,317       142,063          130,029        4,867               --         14,906               --
------------------------------------------------------------------------------------------------------------------------------
     $648,495         $103,951      $208,846         $142,063       $8,005           $4,867       $160,673          $14,906
==============================================================================================================================
     $     --         $     --      $    420         $    521       $    9           $   --       $     --          $    --

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   -------------------------------------------
                                                                                         NET REALIZED AND
                                                      NET ASSET                     UNREALIZED GAINS/(LOSSES)
                                                        VALUE           NET              ON INVESTMENTS,          TOTAL FROM
                                                      BEGINNING     INVESTMENT         SWAP AGREEMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $21.04          $ .05(c)              $  4.16                $  4.21
  October 31, 2002................................      26.40            .04                   (5.36)                 (5.32)
  October 31, 2001................................      48.16            .04                  (15.63)                (15.59)
  October 31, 2000................................      46.92             --                    5.84                   5.84
  October 31, 1999................................      33.51           (.02)                  15.78                  15.76
RETIREMENT CLASS
  October 31, 2003(1).............................     $21.04          $ .04(c)              $  4.17                $  4.21
INVESTOR CLASS
  October 31, 2003(1).............................     $21.04          $  --(c)              $  4.11                $  4.11
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $ 4.14          $(.03)(c)             $  1.85                $  1.82
  October 31, 2002................................       5.64           (.06)(c)               (1.44)                 (1.50)
  October 31, 2001(2).............................      10.00             --                   (4.36)                 (4.36)
RETIREMENT CLASS
  October 31, 2003................................     $ 4.14          $(.02)(c)             $  1.84                $  1.82
INVESTOR CLASS
  October 31, 2003................................     $ 4.14          $(.02)(c)             $  1.84                $  1.82
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $ 8.65          $(.04)(c)             $  3.44                $  3.40
  October 31, 2002(3).............................       9.72           (.03)(c)               (1.04)                 (1.07)
  October 31, 2001(2).............................      10.00             --                    (.28)                  (.28)
RETIREMENT CLASS
  October 31, 2003(1).............................     $ 8.65          $(.02)(c)             $  3.42                $  3.40
INVESTOR CLASS
  October 31, 2003(1).............................     $ 8.65          $(.06)(c)             $  3.43                $  3.37
-----------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(7)
---------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $(.04)           $   --
  October 31, 2002................................     (.04)               --
  October 31, 2001................................       --             (6.17)
  October 31, 2000................................       --             (4.60)
  October 31, 1999................................     (.07)            (2.28)
RETIREMENT CLASS
  October 31, 2003(1).............................    $(.04)           $   --
INVESTOR CLASS
  October 31, 2003(1).............................    $(.03)           $   --
---------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $  --            $   --
  October 31, 2002................................       --                --
  October 31, 2001(2).............................       --                --
RETIREMENT CLASS
  October 31, 2003................................    $  --            $   --
INVESTOR CLASS
  October 31, 2003................................    $  --            $   --
---------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $  --            $   --
  October 31, 2002(3).............................       --                --
  October 31, 2001(2).............................       --                --
RETIREMENT CLASS
  October 31, 2003(1).............................    $  --            $   --
INVESTOR CLASS
  October 31, 2003(1).............................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------

See page 30 for notes to the Domestic Equity Funds Financial Highlights.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY


                                                                                                   RATIO OF         RATIO OF
                                                                         RATIO OF                 OPERATING        OPERATING
                                                                         OPERATING               EXPENSES NOT     EXPENSES NET
                      NET ASSET                       NET ASSETS        EXPENSES TO               IMPOSED TO     OF ALL OFFSETS
        TOTAL           VALUE        TOTAL           END OF PERIOD        AVERAGE                  AVERAGE         TO AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN              (000S)       NET ASSETS (%)(8)          NET ASSETS (%)   NET ASSETS (%)
-------------------------------------------------------------------------------------------------------------------------------

       $ (.04)         $25.21        20.04%(d)        $6,338,120              .71%(c)                 .01%             .71%(c)
         (.04)          21.04       (20.20)            5,055,492              .69                      --              .69
        (6.17)          26.40       (35.23)            6,020,099              .66                      --              .66
        (4.60)          48.16        12.26             9,100,317              .64                      --              .64
        (2.35)          46.92        48.59             6,484,801              .66                      --              .66
       $ (.04)         $25.21        20.04%(d)        $      850              .94%(c)                 .01%             .94%(c)
       $ (.03)         $25.12        19.55%(d)        $   40,475             1.13%(c)                 .01%            1.13%(c)
-------------------------------------------------------------------------------------------------------------------------------
       $   --          $ 5.96        44.31%(d)        $   25,743             1.20%(c)                 .58%            1.20%(c)
           --            4.14       (26.77)(d)             8,974             1.20(c)                  .31             1.20(c)
           --            5.64       (43.60)(d)             9,752             1.20(c)                  .53             1.20(c)
       $   --          $ 5.96        44.31%(d)        $        6             1.40%(c)                 .63%            1.40%(c)
       $   --          $ 5.96        44.31%(d)        $      209             1.40%(c)                 .81%            1.40%(c)
-------------------------------------------------------------------------------------------------------------------------------
       $   --          $12.05        39.31%(d)        $  631,734              .93%(c)                 .02%             .93%(c)
           --            8.65       (11.01)(d)           103,951              .95(c)                  .08              .95(c)
           --            9.72        (2.80)(d)            17,317             1.20(c)                  .63             1.20(c)
       $   --          $12.05        39.31%(d)        $    4,482             1.16%(c)                 .02%            1.16%(c)
       $   --          $12.02        39.08%(d)        $   12,279             1.36%(c)                 .02%            1.36%(c)
-------------------------------------------------------------------------------------------------------------------------------


         RATIO OF           RATIO OF
     INTEREST/DIVIDEND   NET INVESTMENT
        EXPENSE TO       INCOME/(LOSS)
          AVERAGE          TO AVERAGE             PORTFOLIO
      NET ASSETS (%)     NET ASSETS (%)          TURNOVER (%)
-------------------------------------------------------------------------------------------------------------------------------
             --%                .24%(c)               64%
            .01(f)              .16                   76
             --                 .15                   89
             --                (.07)                  86
             --                (.05)                  68
             --%               (.09)%(c)              64%
             --%               (.29)%(c)              64%
-------------------------------------------------------------------------------------------------------------------------------
             --%               (.95)%(c)             114%
             --               (1.11)(c)               70
             --                (.92)(c)               61
             --%              (1.13)%(c)             114%
             --%              (1.13)%(c)             114%
-------------------------------------------------------------------------------------------------------------------------------
             --%               (.61)%(c)              83%
             --                (.71)(c)               50
             --                (.67)(c)               56
             --%               (.83)%(c)              83%
             --%              (1.03)%(c)              83%
-------------------------------------------------------------------------------------------------------------------------------

                                DOMESTIC EQUITY

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   -------------------------------------------
                                                                                         NET REALIZED AND
                                                      NET ASSET                     UNREALIZED GAINS/(LOSSES)
                                                        VALUE           NET              ON INVESTMENTS,          TOTAL FROM
                                                      BEGINNING     INVESTMENT         SWAP AGREEMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $11.43          $ .11(c)              $  2.11                $  2.22
  October 31, 2002................................      13.01            .10                   (1.63)                 (1.53)
  October 31, 2001(4).............................      13.88            .24                    (.68)                  (.44)
  October 31, 2000................................      15.40            .27                     .08                    .35
  October 31, 1999................................      15.21            .27                    1.80                   2.07
RETIREMENT CLASS
  October 31, 2003(1).............................     $11.43          $ .15(c)              $  2.07                $  2.22
INVESTOR CLASS
  October 31, 2003(1).............................     $11.43          $ .10(c)              $  2.07                $  2.17
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $ 8.33          $ .01(c)              $  1.72                $  1.73
  October 31, 2002(5).............................      10.00            .00(c)                (1.67)                 (1.67)
RETIREMENT CLASS
  October 31, 2003(1).............................     $ 8.33          $  --                 $  1.73                $  1.73
INVESTOR CLASS
  October 31, 2003(1).............................     $ 8.33          $(.01)(c)             $  1.74                $  1.73
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $ 9.99          $(.01)(c)             $  3.90                $  3.89
  October 31, 2002(6).............................      10.00           (.02)(c)                 .01                   (.01)
RETIREMENT CLASS
  October 31, 2003(1).............................     $ 9.99          $(.02)(c)             $  3.91                $  3.89
INVESTOR CLASS
  October 31, 2003(1).............................     $ 9.99          $(.02)(c)             $  3.90                $  3.88
-----------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(7)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $(.13)           $   --
  October 31, 2002................................     (.05)               --
  October 31, 2001(4).............................     (.24)             (.19)
  October 31, 2000................................     (.30)            (1.57)
  October 31, 1999................................     (.25)            (1.63)
RETIREMENT CLASS
  October 31, 2003(1).............................    $(.13)           $   --
INVESTOR CLASS
  October 31, 2003(1).............................    $(.11)           $   --
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $  --            $   --
  October 31, 2002(5).............................       --                --
RETIREMENT CLASS
  October 31, 2003(1).............................    $  --            $   --
INVESTOR CLASS
  October 31, 2003(1).............................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $  --            $   --
  October 31, 2002(6).............................       --                --
RETIREMENT CLASS
  October 31, 2003(1).............................    $  --            $   --
INVESTOR CLASS
  October 31, 2003(1).............................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------

1  Commenced operations on November 1, 2002.

2  Commenced operations on November 1, 2000.

3 After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

4 Effective September 30, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates, Inc. as its subadviser.

5  Commenced operations on March 1, 2002.

6  Commenced operations on December 14, 2001.

7  Includes both short-term and long-term capital gains.

8 Percentage does not reflect reduction for credit balance arrangements, if any (see Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver, if any, of a portion of its management fees and/or other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

e  Dividend expense from investments sold short.

f  Interest expense for swap agreements.

g  Assets in this class were too small to incur any income or expense.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY


                                                                                                   RATIO OF          RATIO OF
                                                                         RATIO OF                  OPERATING        OPERATING
                                                                         OPERATING               EXPENSES NOT      EXPENSES NET
                      NET ASSET                       NET ASSETS        EXPENSES TO               IMPOSED TO      OF ALL OFFSETS
        TOTAL       VALUE END OF     TOTAL           END OF PERIOD        AVERAGE                   AVERAGE         TO AVERAGE
    DISTRIBUTIONS      PERIOD       RETURN              (000S)       NET ASSETS (%)(8)          NET ASSETS (%)    NET ASSETS (%)
--------------------------------------------------------------------------------------------------------------------------------

       $ (.13)         $13.52        19.56%            $202,159               .77%(c)                 .01%              .77%(c)
         (.05)          11.43       (11.83)             142,063               .77                      --               .77
         (.43)          13.01        (3.20)             130,029               .77                      --               .77
        (1.87)          13.88         3.07              147,615               .80                      --               .80
        (1.88)          15.40        14.60              157,382               .76                      --               .76
       $ (.13)         $13.52        19.56%            $      5               .93%(c)                 .01%              .93%(c)
       $ (.11)         $13.49        19.13%            $  6,682              1.17%(c)                 .01%             1.17%(c)
--------------------------------------------------------------------------------------------------------------------------------
       $   --          $10.06        20.77%(d)         $  7,959              1.20%(c)                1.15%             1.20%(c)
           --            8.33       (16.70)(b,d)          4,867              1.20(a,c)               1.93(a)           1.20(a,c)
       $   --          $10.06        20.77%(d)         $     --               N/A(g)                  N/A(g)            N/A(g)
       $   --          $10.06        20.77%(d)         $     46              1.39%(c)                1.38%             1.39%(c)
--------------------------------------------------------------------------------------------------------------------------------
       $   --          $13.88        38.94%(d)         $159,380               .94%(c)                 .30%              .94%(c)
           --            9.99         (.10)(b,d)         14,906              1.20(a,c)                .90(a)           1.20(a,c)
       $   --          $13.88        38.94%(d)         $      3              1.18%(c)                 .30%             1.18%(c)
       $   --          $13.87        38.84%(d)         $  1,290              1.29%(c)                 .30%             1.29%(c)
--------------------------------------------------------------------------------------------------------------------------------


         RATIO OF         RATIO OF NET
     INTEREST/DIVIDEND     INVESTMENT
        EXPENSE TO       INCOME/(LOSS)
          AVERAGE          TO AVERAGE             PORTFOLIO
      NET ASSETS (%)     NET ASSETS (%)          TURNOVER (%)
             --%               .94%(c)                25%
             --                .75                    35
            .14(e)            1.64                   194
            .16(e)            2.05                   106
             --               1.65                   110
             --%               .66%(c)                25%
             --%               .34%(c)                25%
--------------------------------------------------------------------------
             --%               .15%(c)                67%
             --               (.22)(a,c)              41(b)
            N/A(g)             N/A(g)                 67%
             --%              (.16)%(c)               67%
----------------------------------------------------------------------------------------
             --%              (.25)%(c)               13%
             --               (.46)(a,c)              20(b)
             --%              (.59)%(c)               13%
             --%              (.57)%(c)               13%
------------------------------------------------------------------------------------------------------

                                DOMESTIC EQUITY

HARBOR INTERNATIONAL FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Northern Cross Investments
  Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
                                    (PHOTO)
                                HAKAN CASTEGREN
                               Portfolio Manager
INVESTMENT GOAL
Long-term total return, principally from growth of capital.

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Worldwide stock markets turned in a strong performance for the 12 months ended October 31, 2003, as investors overcame concerns about the war in Iraq and responded to signs of an improving economic environment. The Harbor International Fund returned 33.69% (Institutional Class), 33.42% (Retirement Class) and 33.20% (Investor Class) and outperformed its benchmark, the EAFE Index, by more than six percentage points. From a longer term perspective, the Fund continued to outperform the index by substantial margins for the latest five-year and 10-year periods.

The largest contributor to Fund performance for the 12-month period was automobile tire manufacturer Continental AG, based in Germany. Continental has benefited from strong market positions in higher-margin product segments and its aggressive development of production capacity in lower-cost locations in Eastern Europe. Another major contributor was China Petroleum & Chemical Corp., which we regard as one of the few quality stocks currently available to investors wishing to participate in long-term growth on the Chinese mainland.

Ericsson, a worldwide supplier of mobile communications systems, was another important contributor. The Stockholm-based company posted strong gains for the 12-month period as investors responded to restructuring and cost reduction initiatives. We increased our stake in Ericsson at attractive price levels in the late summer of 2002 after shares had been driven down by investor concerns that we believed were exaggerated. BHP Billiton, based in Australia and one of the largest mining companies in the world, also was a major contributor to the Fund's performance. Billiton is among several portfolio holdings in the worldwide metals and mining industry, which has undergone significant consolidation in recent years and is experiencing strong demand from China.

An important contributor to the Fund's performance was its limited exposure to stocks suffering major setbacks. The largest detractor from performance was Sony, which struggled with an increasingly competitive environment in consumer electronics, weakness in its games unit, and disappointing results from its movie and music businesses.

Foreign currencies rose in value against the U.S. dollar, which contributed significantly to the performance of both the Fund and the index. For example, the value of the euro rose by approximately 16% and that of the yen by approximately 11% during the 12-month period.

As indicators of economic recovery became clearer during the 12-month period we took profits in some of our traditionally defensive holdings, particularly tobacco stocks, and redeployed most of those assets into quality companies based in Japan. Japan was the largest country exposure in the portfolio at October 31, 2003, followed by France, the United Kingdom, and Switzerland.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 10-31-2003
(HARBOR INTERNATIONAL FUND GRAPH)

                                        INTERNATIONAL - INST   INTERNATIONAL - RET    INTERNATIONAL - INV            EAFE
                                        --------------------   -------------------    -------------------            ----
Oct-94                                       11856.80               11827.10               11805.80               11009.40
Oct-95                                       12457.10               12395.00               12350.30               10968.50
Oct-96                                       14721.00               14610.90               14532.10               12117.00
Oct-97                                       17556.50               17381.60               17256.80               12678.00
Oct-98                                       18780.60               18547.10               18380.70               13900.80
Oct-99                                       22283.70               21951.60               21715.60               17102.60
Oct-00                                       23116.20               22714.80               22430.10               16607.50
Oct-01                                       19326.10               18943.10               18671.90               12467.10
Oct-02                                       18709.10               18292.50               17998.20               10820.00
Oct-03                                       25012.60               24406.60               23972.80               13745.10

TOTAL RETURNS
For the periods ended 10-31-2003

                                             Annualized
                                   ------------------------------      Final Value
                                     1           5           10        of a $10,000
                                    Year       Years       Years        Investment
     ------------------------------------------------------------------------------
     INTERNATIONAL
            Institutional
             Class                 33.69%       5.90%       9.60%        $25,013
            Retirement Class       33.42        5.64        9.33          24,407
            Investor Class         33.20        5.46        9.14          23,973
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            EAFE                   27.03%      -0.22%       3.23%        $13,745
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the EAFE Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in international and emerging markets poses special risks, including potentially greater social, political and economic volatility, as well as currency exchange rate fluctuations. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

INVESTMENT HOLDING BY COUNTRY (% OF NET ASSETS)
(Excludes net cash, convertible bond and short-term investments of 4.1%)

    Hong Kong (HK)
                                             0.6
    South Korea (S. KOR)
                                             1.0
    South Africa (S. AFR)
                                             1.4
    Spain (SP)
                                             1.5
    Denmark (DEN)
                                             1.6
    Finland (FIN)
                                             1.8
    China (CHN)
                                             1.9
    Germany (GER)
                                             2.2
    Singapore (SGP)
                                             2.5
    Malaysia (MAL)
                                             3.3
    Brazil (BR)
                                             3.6
    Italy (IT)
                                             4.7
    Netherlands (NET)
                                             5.0
    Sweden (SW)
                                             5.2
    Australia (AUS)
                                             5.7
    Switzerland (SWS)
                                             9.8
    United Kingdom (UK)
                                             14.2
    France (FR)
                                             14.4
    Japan (JP)
                                             15.5

COMMON STOCKS--92.3%
                                                              VALUE
   SHARES                                                     (000S)
----------------------------------------------------------------------
AUTO COMPONENTS--3.8%
    3,650,000   Continental AG (GER)......................  $  123,745
    2,187,345   Michelin--Registered (FR).................      85,712
                                                            ----------
                                                               209,457
                                                            ----------
AUTOMOBILES--2.8%
    1,816,700   Peugeot SA (FR)...........................      77,832
    2,667,000   Toyota Motor Corp. (JP)...................      75,812
                                                            ----------
                                                               153,644
                                                            ----------
BANKS--17.1%
    5,125,685   ABN Amro Holding NV (NET).................     107,419
                Banco Popolare di Verona e Novara S.c.r.l.
    1,466,341     (IT)....................................      22,643

COMMON STOCKS--CONTINUED
                                                              VALUE
   SHARES                                                     (000S)
----------------------------------------------------------------------
BANKS--CONTINUED
    7,025,000   Bank of Yokohama Ltd. (JP)................  $   30,305
      684,200   Bankinter SA--Registered (SP).............      25,500
    3,750,000   Credit Agricole SA (FR)...................      79,546
                Credit Agricole SA--Rights (FR)
    3,750,000     Expire 11/07/2003.......................         871
    1,350,000   Credit Suisse Group--Registered (SWS).....      47,488
    9,250,000   DBS Group Holdings Ltd. (SGP).............      76,027
   28,435,576   IntesaBci SpA (IT)........................      95,744
    1,550,000   Kookmin Bank (S. KOR).....................      56,578
   31,000,000   Malayan Banking Berhad (MAL)..............      83,211
    7,346,100   San Paolo IMI SpA (IT)....................      82,563
    7,189,935   Standard Chartered plc (UK)...............     114,926
      954,188   UBS AG--Registered (SWS)..................      58,498
                United Overseas Bank Ltd. (Alien Market)
    7,634,842     (SGP)...................................      59,680
                                                            ----------
                                                               940,999
                                                            ----------
BEVERAGES--1.8%
    8,630,356   Diageo plc (UK)...........................     101,432
                                                            ----------
BUILDING PRODUCTS--1.5%
    1,930,724   Compagnie de Saint-Gobain (FR)............      81,350
                                                            ----------
COMMUNICATIONS EQUIPMENT--2.5%
      484,360   Ericsson (LM) Tel Ab Cl. B ADR (SW)(1)*...       8,273
   76,206,218   Ericsson (LM) Tel Ab Series B (SW)*.......     130,831
                                                            ----------
                                                               139,104
                                                            ----------
COMPUTERS & PERIPHERALS--1.4%
    8,880,000   NEC Corp. (JP)............................      78,308
                                                            ----------
DIVERSIFIED FINANCIALS--5.4%
    2,656,209   ING Groep NV (NET)........................      55,080
    8,250,000   Nomura Holdings Inc. (JP).................     141,459
      890,000   ORIX Corp. (JP)...........................      74,766
                Sumitomo Trust and Banking Co. Ltd.
    5,050,000     (JP)....................................      28,160
                                                            ----------
                                                               299,465
                                                            ----------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
    4,750,000   Telefonica SA (SP)*.......................      59,010
    1,600,000   Tele2 Ab Series B (SW)....................      80,459
                                                            ----------
                                                               139,469
                                                            ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
      900,000   Hoya Corp. (JP)...........................      81,328
                                                            ----------
FOOD PRODUCTS--1.8%
      452,000   Nestle SA--Registered (SWS)...............      99,352
                                                            ----------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
    1,858,000   Olympus Corp. (JP)........................      40,666
                                                            ----------
HOTELS RESTAURANTS & LEISURE--3.1%
    1,784,500   Accor SA (FR).............................      70,092
   12,550,000   Genting Berhad (MAL)......................      61,099
   13,300,000   Resorts World Berhad (MAL)................      38,500
                                                            ----------
                                                               169,691
                                                            ----------
HOUSEHOLD DURABLES--1.2%
    1,823,300   Sony Corp. (JP)...........................      63,421
                                                            ----------
INSURANCE--4.3%
    2,757,500   Aegon NV (NET)............................      36,114
    4,944,900   AXA SA (FR)...............................      93,583
      852,820   Swiss Reinsurance Co. (SWS)...............      53,590
      423,438   Zurich Financial Services Group (SWS).....      54,135
                                                            ----------
                                                               237,422
                                                            ----------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
   SHARES                                                     (000S)
----------------------------------------------------------------------
MEDIA--5.1%
       16,068   Antena 3 TV (SP)..........................  $      524
                British Sky Broadcasting Group plc
    5,720,000     (UK)*...................................      62,085
   25,463,926   Granada plc (UK)..........................      50,635
    2,803,600   News Corp. Ltd. ADR (AUS)(1)..............      99,948
    2,250,000   Publicis Groupe SA (FR)...................      70,273
                                                            ----------
                                                               283,465
                                                            ----------
METALS & MINING--8.4%
    4,748,740   Anglo American plc ADR (UK)(1)............      97,064
      595,026   Anglo American plc (UK)...................      12,170
    2,047,000   AngloGold Ltd. ADR (S. AFR)(1)............      79,096
      437,615   Arcelor (FR)*.............................       6,234
   27,215,484   BHP Billiton (AUS)........................     213,587
    2,316,555   Rio Tinto plc--Registered (UK)............      56,142
                                                            ----------
                                                               464,293
                                                            ----------
OFFICE ELECTRONICS--2.9%
    3,270,000   Canon Inc. (JP)...........................     157,991
                                                            ----------
OIL & GAS--8.7%
   11,393,662   BG Group plc (UK).........................      51,931
   15,592,150   BP plc (UK)...............................     108,154
  315,000,000   China Petroleum & Chemical Corp. (CHN)....     104,419
    2,550,000   Eni SpA (IT)..............................      40,443
    1,682,000   Royal Dutch Petroleum Co. ADR (NET)(1)....      74,647
      637,244   Total SA Series B (FR)....................      98,921
                                                            ----------
                                                               478,515
                                                            ----------
PAPER & FOREST PRODUCTS--2.7%
    1,335,704   Svenska Cellulosa Ab Series B (SW)........      50,398
    5,157,600   UPM-Kymmene Corp. (FIN)...................      96,411
                                                            ----------
                                                               146,809
                                                            ----------
PHARMACEUTICALS--4.0%
      585,000   Aventis SA (FR)...........................      30,938
    2,639,690   Novartis AG--Registered (SWS).............     100,452
    2,450,000   Novo Nordisk A/S Series B (DEN)...........      88,019
                                                            ----------
                                                               219,409
                                                            ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.5%
    5,600,000   Nikon Corp. (JP)..........................      84,882
                                                            ----------
SPECIALTY RETAIL--2.3%
                Compagnie Financiere Richemont AG--Bearer
    5,611,000     (SWS)...................................     126,059
                                                            ----------
TOBACCO--1.6%
    5,533,090   British American Tobacco plc (UK).........      66,860
    2,368,225   Swedish Match Ab (SW).....................      19,267
                                                            ----------
                                                                86,127
                                                            ----------
TRANSPORTATION INFRASTRUCTURE--0.9%
   55,181,411   Eurotunnel SA Units (FR)*.................      50,614
                                                            ----------
WIRELESS TELECOMMUNICATION SERVICES--2.8%
    1,830,000   Bouygues SA (FR)..........................      49,719
                China Mobile (Hong Kong) Ltd. ADR
       45,069     (HK)(1).................................         639
   10,725,000   China Mobile (Hong Kong) Ltd. (HK)........      30,444

COMMON STOCKS--CONTINUED
                                                              VALUE
   SHARES                                                     (000S)
----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--CONTINUED
    3,500,000   Telecom Italia Mobile SpA (IT)............  $   16,133
   28,253,356   Vodafone Group plc (UK)...................      59,296
                                                            ----------
                                                               156,231
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $3,483,100).......................................   5,089,503
                                                            ----------

PREFERRED STOCKS--3.6%
BANKS--0.7%
9,981,072,404   Banco Bradesco SA (BR)....................      42,203
                                                            ----------
METALS & MINING--1.3%
    1,790,000   Companhia Vale do Rio Doce (BR)...........      71,750
                                                            ----------
OIL & GAS--1.6%
    3,969,000   Petroleo Brasileiro SA-PETROBRAS (BR).....      87,307
                                                            ----------
TOTAL PREFERRED STOCKS
  (Cost $100,763).........................................     201,260
                                                            ----------

CONVERTIBLE BOND--0.1%
(Cost $4,592)
  PRINCIPAL
   AMOUNT
   (000S)
----------------------------------------------------------------------
                AXA SA (FR)
$         309     0.000%--12/21/2004(2)...................       5,286
                                                            ----------

SHORT-TERM INVESTMENTS--2.6%
COMMERCIAL PAPER
                American Express Credit Corp. Yrs 3&4
       50,062     1.020%--11/04/2003......................      50,062
                General Electric Capital Corp.
       48,029     0.870%--11/03/2003......................      48,029
                                                            ----------
                                                                98,091
                                                            ----------

   SHARES
----------------------------------------------------------------------
SECURITIES LENDING COLLATERAL
                State Street Navigator Securities Lending
   44,121,000     Prime Portfolio, 1.04%..................      44,121
TOTAL SHORT-TERM INVESTMENTS
  (Cost $142,212).........................................     142,212
                                                            ----------
TOTAL INVESTMENTS--98.6%
  (Cost $3,730,667).......................................   5,438,261
CASH AND OTHER ASSETS, LESS LIABILITIES--1.4%.............      76,404
                                                            ----------
TOTAL NET ASSETS--100.0%..................................  $5,514,665
                                                            ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2  Zero coupon bond.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Mastholm Asset
  Management LLC
10500 NE 8th Street, Suite 1725
Bellevue, WA 98004
                                    (PHOTO)
                                 THEODORE TYSON
                               Portfolio Manager
                                    (PHOTO)
                                 JOSEPH JORDAN
                               Portfolio Manager
                                    (PHOTO)
                                 DOUGLAS ALLEN
                               Portfolio Manager
                                    (PHOTO)
                                   THOMAS PAK
                               Portfolio Manager
INVESTMENT GOAL
Long-term growth of capital.

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993

RETIREMENT CLASS
Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002

INVESTOR CLASS
Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

After a volatile and unpromising start, international equity markets rallied sharply in the fiscal year ended October 31, 2003. The Harbor International Growth Fund outpaced its benchmark, the EAFE Growth Index, for the second half of the fiscal year, as improving investor sentiment provided a favorable climate for our investment approach. For the full 12-month period, the Fund lagged the benchmark, reflecting the economic and geopolitical uncertainties that weighed on equity markets late in calendar year 2002 and early in calendar 2003.

The period beginning in May appears to have been a significant turning point. Market volatility declined as investors began to extend their time horizons for investment on the premise that global economic growth would improve. As holding periods for stocks increased, investor psychology focused on earnings growth expectations for companies, the investment approach utilized by the Fund. In addition, the rally among low quality, high volatility stocks subsided as investors broadened their ownership among all sectors of the market. The Fund rallied sharply during this period, as media holdings rebounded following the conclusion of major combat operations in Iraq, based on increased advertising spending and strong earnings results from pay television holdings. The Fund's technology exposure increased during this period, which also added value.

Several Japanese holdings added significant value. The Japanese market has improved substantially as a result of increased domestic consumption demand, higher exports to China, and a domestic industrial replacement cycle. The Japanese banking system continues to show signs of recovery, and analysts estimated that the level of non-performing loans has dropped substantially. Strong demand from China for energy resources and raw materials such as iron ore resulted in value added from investments in materials stocks, particularly BHP Billiton in Australia. China National Oil (CNOOC) also was a large contributor to performance.

Foreign currency movements had a substantial impact on international investment returns. The U.S. dollar continued to weaken for most of the fiscal year, which added substantially to the performance of the Fund. The strong rally in the Japanese yen in September caused us to reduce the Fund's exposure to Japanese exporters such as Toyota and Toshiba, whose revenues from export sales to the United States typically come under pressure when the yen appreciates versus the U.S. dollar.

The Fund ended the fiscal year with about 38% of its assets invested in Japan. The other large country deviation in the portfolio was an underweighted exposure to the United Kingdom. The Fund ended the period with only 8% invested in the U.K., due to a lack of viable opportunities that meet our earnings growth investment criteria. The Fund has a low exposure to emerging markets, as many companies in these countries do not meet our investment criteria.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 10-31-2003
(HARBOR INTERNATIONAL GROWTH FUND GRAPH)

                                  INTERNATIONAL GROWTH -   INTERNATIONAL GROWTH -   INTERNATIONAL GROWTH -
                                           INST                     RET                      INV                 EAFE GROWTH
                                  ----------------------   ----------------------   ----------------------       -----------
Oct-94                                   11536.20                 11507.30                 11486.60               10319.90
Oct-95                                   12208.20                 12147.30                 12103.50               10456.60
Oct-96                                   15609.50                 15492.70                 15409.20               11354.30
Oct-97                                   16878.50                 16710.40                 16590.30               11622.20
Oct-98                                   19741.10                 19495.70                 19320.80               12948.50
Oct-99                                   21295.70                 20978.30                 20752.70               15580.50
Oct-00                                   20958.50                 20594.60                 20336.40               14435.30
Oct-01                                   11416.90                 11190.60                 11030.50               10004.80
Oct-02                                    9118.82                  8915.74                  8772.31                8835.30
Oct-03                                   10766.70                 10527.00                 10353.20               10720.60

TOTAL RETURNS
For the periods ended 10-31-2003

                                               Annualized
                                      ----------------------------      Final Value
                                        1          5          10        of a $10,000
                                      Year       Years       Years       Investment
     -------------------------------------------------------------------------------
     INTERNATIONAL GROWTH
            Institutional Class       18.07%     -11.42%     0.74%        $10,767
            Retirement Class          18.07      -11.60      0.51          10,527
            Investor Class            18.02      -11.73      0.35          10,353
     -------------------------------------------------------------------------------
     COMPARATIVE INDEX
            EAFE Growth               21.34%      -3.71%     0.70%        $10,721
     -------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the EAFE Growth Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in international and emerging markets poses special risks, including potentially greater social, political and economic volatility, as well as currency exchange rate fluctuations. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the respective class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.1%)

    Finland (FIN)
                                             0.5
    Singapore (SGP)
                                             0.8
    Belgium (BEL)
                                             1.5
    Netherlands (NET)
                                             1.6
    South Korea (S. KOR)
                                             1.7
    France (FR)
                                             2.5
    Hong Kong (HK)
                                             2.6
    Sweden (SW)
                                             3.0
    Denmark (DEN)
                                             3.2
    Germany (GER)
                                             4.0
    Australia (AUS)
                                             4.5
    United Kingdom (UK)
                                             8.0
    Canada (CAN)
                                             11.0
    Switzerland (SWS)
                                             15.2
    Japan (JP)
                                             37.8

COMMON STOCKS--95.6%
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
AIR FREIGHT & COURIERS--2.6%
  213,400    Deutsche Post AG--Registered (GER)............  $  4,101
4,750,000    Singapore Post (SGP)..........................     1,829
                                                             --------
                                                                5,930
                                                             --------
AUTO COMPONENTS--2.2%
  153,900    Autoliv Inc. (SW).............................     5,067
                                                             --------
BANKS--6.7%
  307,800    Bank of Fukuoka Ltd. (JP).....................     1,283
1,335,600    BOC Hong Kong Holdings Ltd. (HK)..............     2,313
      783    Mitsubishi Tokyo Financial Group Inc. (JP)....     5,618
    1,489    UFJ Holdings Inc. (JP)........................     6,356
                                                             --------
                                                               15,570
                                                             --------
BIOTECHNOLOGY--4.3%
   14,620    Serono SA Cl. B (SWS).........................    10,078
                                                             --------
COMMERCIAL SERVICES & SUPPLIES--13.2%
  187,000    Adecco SA--Registered (SWS)...................    11,010
   76,900    Benesse Corp. (JP)............................     1,886
  513,600    Dai Nippon Printing Co. Ltd. (JP).............     7,920
      300    Goodwill Group Inc. (JP)......................     2,158

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--CONTINUED
   92,500    Secom Co. Ltd. (JP)...........................  $  3,612
             SGS Societe Generale de Surveillance Holding
    7,075      SA--Registered (SWS)........................     3,988
                                                             --------
                                                               30,574
                                                             --------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
   10,900    Keyence Corp. (JP)............................     2,394
  112,000    Nippon Electric Glass Co. Ltd. (JP)...........     2,055
                                                             --------
                                                                4,449
                                                             --------
FOOD & DRUG RETAILING--1.9%
1,114,000    Tesco plc (UK)................................     4,463
                                                             --------
HEALTH CARE PROVIDERS & SERVICES--0.6%
   45,400    Suzuken Co. Ltd. (JP).........................     1,402
                                                             --------
HOTELS RESTAURANTS & LEISURE--1.3%
  203,800    Enterprise Inns plc (UK)......................     2,922
                                                             --------
HOUSEHOLD DURABLES--3.1%
   75,710    LG Electronics Inc. (S. KOR)..................     3,921
  670,200    Sekisui Chemical Co. Ltd. (JP)................     3,293
                                                             --------
                                                                7,214
                                                             --------
INSURANCE--3.4%
   23,800    Converium Holding AG (SWS)....................     1,171
  112,900    Great-West Lifeco Inc. (CAN)..................     3,495
   93,900    Willis Group Holdings Ltd. (UK)...............     3,127
                                                             --------
                                                                7,793
                                                             --------
LEISURE EQUIPMENT & PRODUCTS--5.6%
  619,200    Konica Minolta Holdings Inc. (JP).............     8,126
  237,200    Yamaha Corp. (JP).............................     4,772
                                                             --------
                                                               12,898
                                                             --------
MACHINERY--3.7%
  789,200    NSK Ltd. (JP).................................     3,247
  175,800    THK Co. Ltd. (JP).............................     3,560
   65,400    Volvo Ab, Series B (SW).......................     1,827
                                                             --------
                                                                8,634
                                                             --------
MARINE--5.1%
      950    A.P. Moller-Maersk A/S Series B (DEN).........     7,449
  140,800    CP Ships Ltd. (CAN)...........................     2,663
  459,000    Kawasaki Kisen Kaisha Ltd. (JP)...............     1,838
                                                             --------
                                                               11,950
                                                             --------
MEDIA--6.2%
  530,900    British Sky Broadcasting Group plc (UK)*......     5,762
  129,000    Cinram International Inc. (CAN)...............     2,687
  755,400    EMI Group plc (UK)............................     2,242
  124,300    VNU NV (NET)..................................     3,781
                                                             --------
                                                               14,472
                                                             --------
METALS & MINING--9.4%
  918,000    BHP Billiton (AUS)............................     7,619
  208,300    Inco Ltd. (CAN)...............................     6,907
   57,300    n.v. Umicore s.a. (BEL).......................     3,483
   94,700    Outokumpu Oyj (FIN)...........................     1,145
  766,000    WMC Resources Ltd. (AUS)......................     2,777
                                                             --------
                                                               21,931
                                                             --------
MULTILINE RETAIL--0.7%
  132,500    Marui Co. Ltd. (JP)...........................     1,680
                                                             --------
OFFICE ELECTRONICS--2.7%
  128,000    Canon Inc. (JP)...............................     6,184
                                                             --------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
OIL & GAS--7.2%
1,924,700    CNOOC Ltd. (HK)...............................  $  3,630
  199,800    Talisman Energy Inc. (CAN)....................     9,754
   20,800    Total SA Series B (FR)........................     3,229
                                                             --------
                                                               16,613
                                                             --------
PHARMACEUTICALS--5.5%
   47,300    Aventis SA (FR)...............................     2,501
  109,700    Roche Holdings Ltd. (SWS).....................     9,063
   31,600    Sawai Pharmaceutical Co. Ltd. (JP)............     1,111
                                                             --------
                                                               12,675
                                                             --------
REAL ESTATE--0.5%
  122,000    Sumitomo Realty & Development Co. Ltd. (JP)...     1,130
                                                             --------
ROAD & RAIL--3.2%
      758    East Japan Railway Co. (JP)...................     3,428
  806,000    Tokyu Corp. (JP)..............................     3,989
                                                             --------
                                                                7,417
                                                             --------
SPECIALTY RETAIL--3.1%
   79,200    Fast Retailing Co. Ltd. (JP)..................     4,805
   32,500    USS Co. Ltd. (JP).............................     2,305
                                                             --------
                                                                7,110
                                                             --------
TRADING COMPANIES & DISTRIBUTORS--1.5%
  491,000    Mitsui & Co. Ltd. (JP)........................     3,567
                                                             --------
TOTAL COMMON STOCKS
  (Cost $189,853)..........................................   221,723
                                                             --------

PREFERRED STOCKS--2.3%
(Cost $5,213)
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.3%
   83,500    Fresenius AG (GER)............................  $  5,330
                                                             --------

SHORT-TERM INVESTMENT--2.0%
(Cost $4,632)

PRINCIPAL
 AMOUNT
 (000S)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2003 due November 3,
               2003 at 0.55% collateralized by a U.S.
               Treasury Bond 8.875% February 15, 2019,
$   4,632      market value $4,732 (par value of $3,290)...     4,632
                                                             --------
TOTAL INVESTMENTS--99.9%
  (Cost $199,698)..........................................   231,685
CASH AND OTHER ASSETS, LESS LIABILITIES--0.1%..............       221
                                                             --------
TOTAL NET ASSETS--100.0%...................................  $231,906
                                                             ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 2003

(All amounts in Thousands, except per share amounts)

                                                                   HARBOR                 HARBOR
                                                                INTERNATIONAL      INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost*............................     $3,730,667             $ 199,698
=======================================================================================================
Investments, at value (including securities loaned of
  $41,641; $0)..............................................     $5,438,261             $ 227,053
Repurchase agreements.......................................             --                 4,632
Cash........................................................              1                    --
Foreign currency, at value (cost: $103,205; $12)............        102,578                    12
Receivables for:
  Investments sold..........................................         38,705                 5,901
  Capital shares sold.......................................         11,046                   136
  Dividends.................................................          1,537                   286
  Interest..................................................              4                    --
Withholding tax receivable..................................          3,198                   147
Other assets................................................             31                    43
-------------------------------------------------------------------------------------------------------
      TOTAL ASSETS..........................................      5,595,361               238,210
-------------------------------------------------------------------------------------------------------
LIABILITIES
Payables for:
  Investments purchased.....................................         31,223                 4,328
  Capital shares reacquired.................................          1,465                 1,807
  Collateral upon return of securities loaned...............         44,121                    --
Accrued expenses:
  Management fees...........................................          3,282                   117
  12b-1 fees................................................             11                    --
  Trustees fees.............................................             20                     1
  Transfer agent fees.......................................            268                    12
  Other.....................................................            306                    39
-------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.....................................         80,696                 6,304
NET ASSETS..................................................     $5,514,665             $ 231,906
=======================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital...........................................     $3,662,863             $ 751,104
  Undistributed/(overdistributed) net investment income.....         66,090                 2,230
  Accumulated net realized gain/(loss)......................         78,702              (553,421)
  Unrealized appreciation/(depreciation) of investments and
    translation of assets and liabilities in foreign
    currencies..............................................      1,707,010                31,993
-------------------------------------------------------------------------------------------------------
                                                                 $5,514,665             $ 231,906
=======================================================================================================
 NET ASSET VALUE PER SHARE BY CLASS(1):
INSTITUTIONAL CLASS
Net assets..................................................     $5,449,385             $ 231,523
Shares of beneficial interest...............................        157,729                29,245
Net asset value per share...................................     $    34.55             $    7.92
RETIREMENT CLASS
Net assets..................................................     $    5,808             $      --
Shares of beneficial interest...............................            168                    --
Net asset value per share...................................     $    34.49             $    7.92
INVESTOR CLASS
Net assets..................................................     $   59,472             $     383
Shares of beneficial interest...............................          1,727                    49
Net asset value per share...................................     $    34.43             $    7.92

------------

*  Including repurchase agreements and short-term investments.

1 Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2003

(All amounts in Thousands)

                                                                                           HARBOR
                                                                   HARBOR               INTERNATIONAL
                                                                INTERNATIONAL              GROWTH
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................     $  116,593                $ 4,833
  Interest..................................................          2,564                     47
  Securities lending income.................................          4,311                     --
  Foreign taxes withheld....................................        (11,888)                  (596)
-----------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        111,580                  4,284
OPERATING EXPENSES:
  Management fees...........................................         31,242                  1,702
  12b-1 fees:
    Retirement Class........................................              6                     --
    Investor Class..........................................             44                     --
  Shareholder communications................................            425                     59
  Custodian fees............................................          1,869                    200
  Transfer agent fees:
    Institutional Class.....................................          3,636                    199
    Retirement Class........................................              2                     --
    Investor Class..........................................             48                     --
  Professional fees.........................................            183                     10
  Trustees fees and expenses................................             84                      5
  Registration fees.........................................            228                     76
  Miscellaneous.............................................            108                      8
-----------------------------------------------------------------------------------------------------
    Total operating expenses................................         37,875                  2,259
  Management fees waived....................................             --                     --
  12b-1 fees waived.........................................             --                     --
  Transfer agent fees waived................................           (616)                   (33)
  Other expenses waived.....................................             --                     --
-----------------------------------------------------------------------------------------------------
  Net operating expenses....................................         37,259                  2,226
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)................................         74,321                  2,058
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
    Investments.............................................         98,001                  2,697
    Foreign currency transactions...........................            521                    138
  Change in net unrealized appreciation/(depreciation) of:
    Investments.............................................      1,135,507                 34,549
    Translation of assets and liabilities in foreign
     currencies.............................................           (255)                    (6)
-----------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions................      1,233,774                 37,378
-----------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     $1,308,095                $39,436
=====================================================================================================

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                         HARBOR                               HARBOR
                                                                     INTERNATIONAL                     INTERNATIONAL GROWTH
                                                              ----------------------------         ----------------------------
                                                              NOVEMBER 1,      NOVEMBER 1,         NOVEMBER 1,      NOVEMBER 1,
                                                                 2002             2001                2002             2001
                                                                THROUGH          THROUGH             THROUGH          THROUGH
                                                              OCTOBER 31,      OCTOBER 31,         OCTOBER 31,      OCTOBER 31,
                                                                 2003             2002                2003             2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................  $   74,321       $   53,172           $  2,058         $   2,168
  Net realized gain/(loss) on investments, foreign currency
    transactions and swap agreements........................      98,522           80,911              2,835          (166,444)
  Net unrealized appreciation/(depreciation) of
    investments.............................................   1,135,252         (250,285)            34,543            92,730
-------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS............................................   1,308,095         (116,202)            39,436           (71,546)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Institutional Class.....................................     (45,360)         (32,072)            (1,114)              (68)
    Retirement Class........................................          (1)              --                 --                --
    Investor Class..........................................         (14)              --                 --                --
  Net realized gain on investments
    Institutional Class.....................................     (72,756)        (105,975)                --                --
    Retirement Class........................................          (1)              --                 --                --
    Investor Class..........................................         (24)              --                 --                --
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....................    (118,156)        (138,047)            (1,114)              (68)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ACQUIRED FROM FUND MERGER(1).....................      45,449               --                 --                --
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) DERIVED FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5).....................................     833,267          202,902            (62,524)         (109,479)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase/(decrease) in net assets...................   2,068,655          (51,347)           (24,202)         (181,093)
NET ASSETS:
  Beginning of period.......................................   3,446,010        3,497,357            256,108           437,201
-------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $5,514,665       $3,446,010           $231,906         $ 256,108
===============================================================================================================================
*  Includes undistributed/(over-distributed) net investment
   income of:...............................................  $   66,090       $   45,395           $  2,230         $   1,114

------------

1 After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   -------------------------------------------
                                                      NET ASSET                          NET REALIZED AND
                                                        VALUE           NET         UNREALIZED GAINS/(LOSSES)     TOTAL FROM
                                                      BEGINNING     INVESTMENT          ON INVESTMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $26.69          $.47(c)                $ 8.27                $ 8.74
  October 31, 2002(1).............................      28.65           .42(c)                 (1.23)                 (.81)
  October 31, 2001................................      38.85           .57(c)                 (6.27)                (5.70)
  October 31, 2000................................      40.66           .48(c)                  1.22                  1.70
  October 31, 1999................................      36.97           .67(c)                  5.90                  6.57
RETIREMENT CLASS
  October 31, 2003(2).............................     $26.69          $.61(c)                $ 8.06                $ 8.67
INVESTOR CLASS
  October 31, 2003(2).............................     $26.69          $.47(c)                $ 8.14                $ 8.61
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $ 6.74          $.07(c)                $ 1.14                $ 1.21
  October 31, 2002(3).............................       8.44           .06                    (1.76)                (1.70)
  October 31, 2001................................      17.56            --                    (7.30)                (7.30)
  October 31, 2000................................      19.13           .01                     (.06)                 (.05)
  October 31, 1999................................      18.07           .14                     1.30                  1.44
RETIREMENT CLASS
  October 31, 2003(2).............................     $ 6.74          $.03(c)                $ 1.18                $ 1.21
INVESTOR CLASS
  October 31, 2003(2).............................     $ 6.74          $.04(c)                $ 1.17                $ 1.21
-----------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(4)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $(.34)           $ (.54)
  October 31, 2002(1).............................     (.27)             (.88)
  October 31, 2001................................     (.71)            (3.79)
  October 31, 2000................................     (.65)            (2.86)
  October 31, 1999................................     (.58)            (2.30)
RETIREMENT CLASS
  October 31, 2003(2).............................    $(.33)           $ (.54)
INVESTOR CLASS
  October 31, 2003(2).............................    $(.33)           $ (.54)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $(.03)           $   --
  October 31, 2002(3).............................       --                --
  October 31, 2001................................       --             (1.82)
  October 31, 2000................................     (.14)            (1.38)
  October 31, 1999................................     (.11)             (.27)
RETIREMENT CLASS
  October 31, 2003(2).............................    $(.03)           $   --
INVESTOR CLASS
  October 31, 2003(2).............................    $(.03)           $   --
-----------------------------------------------------------------------------------------------------------------------------

1 After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

2  Commenced operations November 1, 2002.

3 Effective December 1, 2001, Harbor International Growth Fund appointed Mastholm Asset Management, LLC as its Subadviser.

4  Includes both short-term and long-term capital gains.

5 Percentage does not reflect reduction for credit balance arrangements, if any (see Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver, if any, of a portion of its management fees and/or other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

e  Assets in this class were too small to incur any income or expense.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY


                                                                                                   RATIO OF         RATIO OF
                                                                         RATIO OF                 OPERATING        OPERATING
                                                                         OPERATING               EXPENSES NOT     EXPENSES NET
                      NET ASSET                       NET ASSETS        EXPENSES TO               IMPOSED TO     OF ALL OFFSETS
        TOTAL           VALUE        TOTAL           END OF PERIOD        AVERAGE                  AVERAGE         TO AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN              (000S)       NET ASSETS (%)(5)          NET ASSETS (%)   NET ASSETS (%)
-------------------------------------------------------------------------------------------------------------------------------

       $ (.88)         $34.55        33.69%(d)        $5,449,385              .89%(c)                 .01%             .89%(a)
        (1.15)          26.69        (3.19)(d)         3,446,010              .87(c)                  .06              .87(c)
        (4.50)          28.65       (16.40)(d)         3,497,357              .91(c)                  .06              .91(c)
        (3.51)          38.85         3.74(d)          4,830,275              .92(c)                  .06              .92(c)
        (2.88)          40.66        18.54(d)          5,361,024              .92(c)                  .06              .92(c)
       $ (.87)         $34.49        33.42%(d)        $    5,808             1.14%(c)                 .01%            1.14%(a)
       $ (.87)         $34.43        33.20%(d)        $   59,472             1.32%(c)                 .01%            1.32%(a)
-------------------------------------------------------------------------------------------------------------------------------
       $ (.03)         $ 7.92        18.07%(d)        $  231,523              .98%(c)                 .01%             .98%(a)
           --            6.74       (20.13)              256,108              .95                      --              .95
        (1.82)           8.44       (45.53)              437,201              .89                      --              .89
        (1.52)          17.56        (1.58)            1,247,082              .89                      --              .89
         (.38)          19.13         7.87             1,382,513              .91                      --              .91
       $ (.03)         $ 7.92        18.07%(d)        $       --              N/A(e)                  N/A(e)           N/A(e)
       $ (.03)         $ 7.92        18.02%(d)        $      383             1.40%(c)                 .01%            1.40%(a)
-------------------------------------------------------------------------------------------------------------------------------


      RATIO OF NET
       INVESTMENT
       INCOME TO
        AVERAGE               PORTFOLIO
     NET ASSETS (%)          TURNOVER (%)
-------------------------------------------------------------------------------------------------------------------------------
          1.83%(c)                21%
          1.45(c)                 16
          1.36(c)                  7
          1.40(c)                 10
          1.65(c)                  4
          1.90%(c)                21%
          1.46%(c)                21%
-------------------------------------------------------------------------------------------------------------------------------
           .91%(c)               234%
           .60                   317
           .18                    63
           .10                   103
           .78                    48
           N/A(e)                234%
           .49%(c)               234%
-------------------------------------------------------------------------------------------------------------------------------

                              INTERNATIONAL EQUITY

HARBOR HIGH-YIELD BOND FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Shenkman Capital
  Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
                                    (PHOTO)
                                 MARK SHENKMAN
                               Portfolio Manager
                                    (PHOTO)
                                 FRANK WHITLEY
                               Portfolio Manager
                                    (PHOTO)
                                 MARK FLANAGAN
                               Portfolio Manager
INVESTMENT GOAL
Total return.

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002

RETIREMENT CLASS
Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002

INVESTOR CLASS
Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The high-yield bond market exhibited exceptional performance for the 12-month period ending October 31, 2003. The combination of declining default rates and above-historical-average yield spreads resulted in record investor demand for the high-yield sector. This was accompanied by a dramatic increase in risk tolerance, thus propelling the riskiest credits the farthest. The ability of marginal credits to access capital markets and refinance looming debt maturities also had a big impact in driving high-yield bond performance. The Harbor High-Yield Bond Fund returned 16.16% (Institutional Class), 16.12% (Retirement Class), and 15.93% (Investor Class) for the 11-month period from its inception through October 31, 2003. The Fund lagged the overall high-yield market, as many of the high-yield securities with the highest returns during this period fell below our credit quality standards.

A key component of our investment philosophy is to focus on middle quality issuers while minimizing our exposure to the lower quality tier of the high-yield market. Over the long term, this has served us well, as the risk/reward ratio historically has not been favorable for the lower quality sector.

Economic activity accelerated as GDP grew at a whopping 8.2% annual rate in the third quarter of 2003. Although we believe the Federal Reserve will continue to be accommodative over the near term, the risk of rates rising sometime in 2004 is a clear possibility. If rates do increase, history suggests that high-yield bond investors should be relatively well positioned. During the last two major periods of sustained interest rate increases, the high-yield asset class substantially outperformed both Treasuries and investment grade corporates.

Due to recent upbeat economic reports, we expect default rates to trend lower in 2004. We believe the default rate as of the end of October 2003 could potentially drop in the current cycle, which should result in a further decrease of yield spreads. Although yield spreads have tightened significantly, it should be noted that spreads for the high-yield market can potentially trend below historical average levels for a prolonged period in a low-default environment.

Barring excessive below-investment-grade new issuance or a significant geopolitical event, we believe that the domestic high-yield market should continue to perform relatively well versus the domestic investment grade sector. The combination of an improving U.S. economy, lower default rates, and a lower correlation to interest rates relative to the investment grade sector should provide a positive outlook for the high-yield asset class over the next six to 12 months.

GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2002 through 10-31-2003
(HARBOR HIGH-YIELD BOND FUND GRAPH)

                                        HIGH-YIELD BOND -      HIGH-YIELD BOND -
                                               INST                   RET            HIGH-YIELD BOND - INV     CSFB HIGH YIELD
                                        -----------------      -----------------     ---------------------     ---------------
Jan-03                                       10088.60               10088.60               10088.40                10397.50
Apr-03                                       10793.40               10793.40               10789.00                11373.30
Jul-03                                       10964.10               10957.40               10949.00                11779.30
Oct-03                                       11615.50               11611.90               11593.40                12485.80

TOTAL RETURNS
For the periods ended 10-31-2003

                                             Annualized
                                   ------------------------------
                                                            Life       Final Value
                                     1           5           of        of a $10,000
                                    Year       Years        Fund        Investment
     ------------------------------------------------------------------------------
     HIGH-YIELD BOND
            Institutional
             Class                  N/A         N/A        16.16%        $11,616
            Retirement Class        N/A         N/A        16.12          11,612
            Investor Class          N/A         N/A        15.93          11,593
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            CSFB High-Yield         N/A         N/A        24.86%        $12,486
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the CSFB High-Yield Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1.00% against shares that are held for less than 9 months. Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                  FIXED INCOME

HARBOR HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 4.6%)

    Convertible Bonds
                                             0.9
    Preferred Stocks
                                             3.8
    Corporate Bonds & Notes
                                             90.7

CORPORATE BONDS & NOTES--90.7%
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             ACC Escrow Corp.
 $   750       10.000%--08/01/2011(1)........................  $   821
             AEP Industries Inc.
     500       9.875%--11/15/2007............................      498
             Alderwoods Group Inc.
     500       12.250%--01/02/2009...........................      560
             Allbritton Communications Co.
     250       7.750%--12/15/2012............................      256
             Alliance Imaging Inc.
     250       10.375%--04/15/2011...........................      266
             Allied Holdings Inc. Series B
     150       8.625%--10/01/2007............................      141
             Allied Waste North America
     500       10.000%--08/01/2009...........................      546
             American Color Graphics Inc.
     250       10.000%--06/15/2010(1)........................      269
             American Media Operations Inc.
     250       8.875%--01/15/2011............................      273
             American Media Operations Inc. Series B
     150       10.250%--05/01/2009...........................      162
             American Tower Corp.
     750       9.375%--02/01/2009............................      791
             Amkor Technology Inc.
     350       7.750%--05/15/2013(1).........................      375
             Argosy Gaming Co.
     250       9.000%--09/01/2011............................      277
             Armor Holdings Inc.
     250       8.250%--08/15/2013(1).........................      269
             Associated Materials Inc.
     150       9.750%--04/15/2012............................      163
             Atrium Cos. Inc. Series B
     250       10.500%--05/01/2009...........................      267
             Availl Inc.
     500       7.625%--07/01/2011............................      524
             Ball Corp.
     500       6.875%--12/15/2012............................      524
             Bally Total Fitness Holding Corp.
     250       10.500%--07/15/2011(1)........................      260
             BE Aerospace Inc.
     250       9.500%--11/01/2008............................      238
     150       8.500%--10/01/2010(1).........................      155
                                                               -------
                                                                   393
                                                               -------
             Beverly Enterprises
     500       9.000%--02/15/2006............................      513

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Bio-Rad Laboratories Inc.
 $   250       7.500%--08/15/2013............................  $   264
             Block Communications Inc.
     350       9.250%--04/15/2009............................      376
             Boise Cascade Corp.
     500       7.000%--11/01/2013............................      513
             Boyd Gaming Corp.
     350       7.750%--12/15/2012............................      372
             Brickman Group Ltd. Series B
     500       11.750%--12/15/2009...........................      573
             Buffets Inc.
     300       11.250%--07/15/2010...........................      326
             BWAY Finance Corp.
     350       10.000%--10/15/2010(1)........................      373
             CanWest Media Inc. Series B
     100       7.625%--04/15/2013............................      110
             CBD Media Inc.
     500       8.625%--06/01/2011(1).........................      539
             Central Garden & Pet Co.
     500       9.125%--02/01/2013............................      551
             Charter Communications Holdings LLC
     250       10.000%--04/01/2009...........................      209
     250       10.250%--09/15/2010(1)........................      256
                                                               -------
                                                                   465
                                                               -------
             Chesapeake Energy Corp.
     200       7.750%--01/15/2015............................      217
             Cincinnati Bell Inc.
     750       7.250%--07/15/2013(1).........................      769
     250       8.375%--01/15/2014(1).........................      252
                                                               -------
                                                                 1,021
                                                               -------
             CITGO Petroleum Corp.
     250       11.375%--02/01/2011...........................      284
             Coinmach
     300       9.000%--02/01/2010............................      329
             Cooperative Computing Inc.
     500       10.500%--06/15/2011(1)........................      543
             Corrections Corp of America
     250       7.500%--05/01/2011............................      263
             Corus Entertainment Inc.
     150       8.750%--03/01/2012............................      166
             CSC Holdings Inc. Series B
     100       7.625%--04/01/2011............................      103
             Del Monte Corp.
     500       8.625%--12/15/2012(1).........................      555
             Delhaize America Inc.
     150       8.125%--04/15/2011............................      166
             Dex Media West LLC
     250       9.875%--08/15/2013(1).........................      286
             Dobson Communications Corp.
     500       8.875%--10/01/2013(1).........................      510
             Dole Food Inc.
     100       7.250%--06/15/2010............................      103
     150       8.875%--03/15/2011............................      163
                                                               -------
                                                                   266
                                                               -------
             Dura Operating Corp. Series B
     150       8.625%--04/15/2012............................      153

                                  FIXED INCOME

HARBOR HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Echostar DBS Corp.
 $   163       9.125%--01/15/2009............................  $   184
             Eircom Funding
     250       8.250%--08/15/2013(1).........................      273
             El Paso Production Holding Co.
     250       7.750%--06/01/2013(1).........................      241
             Elizabeth Arden Inc. Series B
     150       10.375%--05/15/2007...........................      157
             Encore Acquisition Co.
     210       8.375%--06/15/2012............................      226
             Esterline Technologies Corp.
     150       7.750%--06/15/2013(1).........................      161
             Extendicare Health Services Inc.
     350       9.350%--12/15/2007............................      364
             Felcor Lodging LP
     250       8.500%--06/01/2011............................      272
             Finlay Fine Jewelry Corp.
     250       8.375%--05/01/2008............................      259
             Fisher Scientific International
     250       8.125%--05/01/2012............................      234
     255       8.000%--09/01/2013(1).........................      275
                                                               -------
                                                                   509
                                                               -------
             Flextronics International Ltd.
     500       6.500%--05/15/2013(1).........................      496
             Gaylord Entertainment Co.
     250       8.000%--11/15/2013(1).........................      258
             Genesis Healthcare Corp.
     250       8.000%--10/15/2013(1).........................      257
             Georgia Pacific Corp.
     150       7.375%--07/15/2008............................      161
     100       8.125%--05/15/2011............................      109
     250       8.000%--01/15/2014............................      270
                                                               -------
                                                                   540
                                                               -------
             Graham Packaging Co.
     250       8.750%--01/15/2008(1).........................      259
             Graphic Packaging International Inc.
     500       9.500%--08/15/2013(1).........................      559
             Hard Rock Hotel Inc.
     250       8.875%--06/01/2013(1).........................      265
             Herbalife International Inc. Series B
     250       11.750%--07/15/2010...........................      289
             Hexcel Corp.
     200       9.875%--10/01/2008............................      223
     300       9.750%--01/15/2009............................      314
                                                               -------
                                                                   537
                                                               -------
             Hines Nurseries Inc.
     300       10.250%--10/01/2011(1)........................      323
             HMH Properties Inc. Series C
     150       8.450%--12/01/2008............................      157
             Hollywood Entertainment Corp.
     150       9.625%--03/15/2011............................      163
             Host Marriott Corp. Series B
      50       7.875%--08/01/2008............................       52
             Host Marriott LP
     250       7.125%--11/01/2013(1).........................      251
             Houghton Mifflin Co.
     500       9.875%--02/01/2013............................      543

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Huntsman Advanced Materials LLC
 $   150       11.000%--07/15/2010(1)........................  $   161
             IESI Corp.
     250       10.250%--06/15/2012...........................      272
             IMCO Recycling Inc.
     150       10.375%--10/15/2010(1)........................      149
             Inn of the Mountain Gods Resort & Casino
     500       12.000%--11/15/2010(1)........................      525
             Insight Health Services Corp. Series B
     250       9.875%--11/01/2011............................      270
             Interface Inc.
     250       7.300%--04/01/2008............................      239
             Interface Inc. Series B
     250       9.500%--11/15/2005............................      243
             Intrawest
     100       9.750%--08/15/2008............................      106
     150       10.500%--02/01/2010...........................      166
     100       7.500%--10/15/2013(1).........................      101
                                                               -------
                                                                   373
                                                               -------
             Iron Mountain Inc.
     350       7.750%--01/15/2015............................      375
             Jacuzzi Brands Inc.
     250       9.625%--07/01/2010(1).........................      266
             Jafra Cosmetics International Inc.
     250       10.750%--05/15/2011...........................      276
             Jarden Corp.
     250       9.750%--05/01/2012............................      274
             Jefferson Smurfit Corp.
     250       7.500%--06/01/2013............................      256
             John Q. Hammons Hotels LP Series B
     150       8.875%--05/15/2012............................      164
             JohnsonDiversey Holdings Inc.
     250       10.670%--05/15/2013(1,2)......................      188
             JSG Funding plc
     250       9.625%--10/01/2012............................      279
             Kinetic Concepts Inc.
     500       7.375%--05/15/2013(1).........................      515
             Koppers Inc.
     250       9.875%--10/15/2013(1).........................      265
             Lamar Media Corp.
     300       7.250%--01/01/2013............................      317
             LBI Media Inc.
     250       10.125%--07/15/2012...........................      282
             Level 3 Financing Inc.
     500       10.750%--10/15/2011(1)........................      522
             Liberty Group Operating Inc.
     300       9.375%--02/01/2008............................      298
             LIN Television Corp.
     250       6.500%--05/15/2013(1).........................      244
             Lodgenet Entertainment Corp.
     250       9.500%--06/15/2013............................      271
             Mail-Well Inc. Series B
     500       8.750%--12/15/2008............................      506

                                  FIXED INCOME

HARBOR HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Mandalay Resort Group
 $   500       6.500%--07/31/2009(1).........................  $   518
             Medex Inc.
     250       8.875%--05/15/2013(1).........................      270
             MediaCom LLC/MediaCom Capital Co.
     250       9.500%--01/15/2013............................      239
             Moore North America Finance Inc.
     100       7.875%--01/15/2011(1).........................      108
             MSW Energy Holdings LLC
     250       8.500%--09/01/2010(1).........................      269
             Nalco Co.
     300       8.875%--11/15/2013(1).........................      314
             National Beef Packing Co. LLC
     200       10.500%--08/01/2011(1)........................      221
             National Waterworks Inc. Series B
     250       10.500%--12/01/2012...........................      281
             NBC Acquisition Corp.
     250       10.750%--02/15/2009...........................      263
             NBTY Inc. Series B
     250       8.625%--09/15/2007............................      258
             Nextel Communications Inc.
     250       9.375%--11/15/2009............................      274
     350       7.375%--08/01/2015............................      366
                                                               -------
                                                                   640
                                                               -------
             Nextel Partners Inc.
     750       8.125%--07/01/2011(1).........................      774
             Norcraft Cos. LP
     400       9.000%--11/01/2011(1).........................      422
             Norcross Safety Products LLC
     250       9.875%--08/15/2011(1).........................      271
             Nortek Holdings Inc. Series B
     125       8.875%--08/01/2008............................      131
     125       9.875%--06/15/2011............................      135
                                                               -------
                                                                   266
                                                               -------
             North American Van Lines Inc.
     100       13.375%--12/01/2009...........................      115
             Owens-Brockway Glass Container Inc.
     250       7.750%--05/15/2011............................      265
             Oxford Industries Inc.
     250       8.875%--06/01/2011(1).........................      270
             PanAmSat Corp.
     350       8.500%--02/01/2012............................      379
             Pantry Inc.
     250       10.250%--10/15/2007...........................      260
             Park Place Entertainment Corp.
     150       8.125%--05/15/2011............................      165
             Pathmark Stores Inc.
     250       8.750%--02/01/2012(1).........................      257
             Perry Ellis International Inc.
     250       8.875%--09/15/2013(1).........................      261
             Phillips-Van Heusen Corp.
     250       8.125%--05/01/2013(1).........................      265
             Pierce Leahy Command Co.
      63       8.125%--05/15/2008............................       66
             Pinnacle Entertainment Inc. Series B
     500       9.250%--02/15/2007............................      513

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Primedia Inc.
 $   250       8.000%--05/15/2013(1).........................  $   256
             Province Healthcare Co.
     250       7.500%--06/01/2013............................      251
             Psychiatric Solutions Inc.
     250       10.625%--06/15/2013(1)........................      276
             Qwest Capital Funding Inc.
     400       5.875%--08/03/2004............................      400
             Qwest Corp.
     200       7.250%--10/15/2035............................      186
             Reddy Ice Group Inc.
     250       8.875%--08/01/2011(1).........................      262
             Rhodia SA
     200       8.875%--06/01/2011(1).........................      179
             Rite Aid Corp.
     500       8.125%--05/01/2010............................      537
             Rockwood Specialties Group Inc.
     500       10.625%--05/15/2011(1)........................      540
             Royal Caribbean Cruises Ltd.
     250       7.250%--03/15/2018............................      241
             SAKS Inc.
     500       7.375%--02/15/2019............................      512
             Samsonite Corp.
     250       10.750%--06/15/2008...........................      264
             Select Medical Corp.
     500       7.500%--08/01/2013(1).........................      525
             SEMCO Energy Inc.
     250       7.750%--05/15/2013(1).........................      259
             Seminis Inc.
     250       10.250%--10/01/2013(1)........................      269
             Sequa Corp.
     550       9.000%--08/01/2009............................      608
             Sinclair Broadcast Group Inc.
     400       8.000%--03/15/2012............................      424
             Spectrasite Inc.
     250       8.250%--05/15/2010(1).........................      266
             Stater Brothers Holdings Inc.
     250       10.750%--08/15/2006...........................      265
             Station Casinos Inc.
     250       8.875%--12/01/2008............................      260
             Sun Media
     400       7.625%--02/15/2013............................      430
             Susquehanna Media Co.
     350       8.500%--05/15/2009............................      370
     250       7.375%--04/15/2013............................      259
                                                               -------
                                                                   629
                                                               -------
             Synagro Technologies Inc.
     150       9.500%--04/01/2009............................      166
             TD Funding Corp.
     250       8.375%--07/15/2011(1).........................      267
             TECO Energy Inc.
     250       7.500%--06/15/2010............................      258
             Tenneco Automotive Inc. Series B
     250       10.250%--07/15/2013...........................      277
             Tennessee Gas Pipeline Co.
     250       7.500%--04/01/2017............................      250

                                  FIXED INCOME

HARBOR HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Titan Corp.
 $   350       8.000%--05/15/2011(1).........................  $   404
             Toll Corp.
     250       8.250%--12/01/2011............................      279
             Town Sports International
     250       9.625%--04/15/2011............................      269
             Transmontaigne Inc.
     250       9.125%--06/01/2010(1).........................      272
             Triton PCS Inc.
     250       8.750%--11/15/2011............................      241
             TRW Automotive Inc.
     250       9.375%--02/15/2013(1).........................      285
             UIS Inc.
     250       9.375%--06/15/2013(1).........................      257
             United Rentals North America Inc.
     250       7.750%--11/15/2013(1).........................      251
             United Rentals North America Inc. Series B
     250       10.750%--04/15/2008...........................      282
             URS Corp.
     250       12.250%--05/01/2009...........................      266
             Vail Resorts Inc.
     150       8.750%--05/15/2009............................      158
             Venetian Casino Resort LLC
     150       11.000%--06/15/2010...........................      174
             Veritis Inc.
     300       9.750%--04/01/2009(1).........................      320
             Westport Resources
     250       8.250%--11/01/2011............................      277
     300       8.250%--11/01/2011(1).........................      332
                                                               -------
                                                                   609
                                                               -------
             Williams Cos. Inc.
     250       7.750%--06/15/2031............................      241
             Winn-Dixie Stores Inc.
     150       8.875%--04/01/2008............................      149
             Xerox Corp.
     100       7.625%--06/15/2013............................      102
             Yell Finance BV
     260       13.5%--08/01/2011(2)..........................      238
                                                               -------
TOTAL CORPORATE BONDS & NOTES
  (Cost $51,525).............................................   54,381
                                                               -------

CONVERTIBLE BONDS--0.9%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Amkor Technology Inc.
 $   250       5.750%--06/01/2006............................  $   252
             Beverly Enterprises Inc.
     250       2.750%--11/01/2033............................      273
                                                               -------
TOTAL CONVERTIBLE BOND
  (Cost $499)................................................      525
                                                               -------

PREFERRED STOCKS--3.8%
 SHARES
----------------------------------------------------------------------
             Calpine Capital Trust
   5,000       5.750%--11/01/2004............................      229
             Crown Castle International Corp.
  32,000       6.250%--08/15/2012............................    1,364
             Emmis Communications Corp. Series A
  10,000       6.250%--12/31/2049............................      457
             United Rentals Trust
   5,000       6.500%--08/015/2028...........................      209
                                                               -------
TOTAL PREFERRED STOCKS
  (Cost $2,077)..............................................    2,259
                                                               -------

SHORT-TERM INVESTMENT--3.4%
(Cost $2,051)
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2003 due November 3,
               2003 at 0.55% collateralized by a U.S.
               Treasury Bond 8.875% February 15, 2019, market
 $ 2,051       value $2,093 (par value of $1,455)............    2,051
                                                               -------
TOTAL INVESTMENTS--98.8%
  (Cost $56,152).............................................   59,216
CASH AND OTHER ASSETS, LESS LIABILITIES--1.2%................      733
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $59,949
                                                               =======

------------

1 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, the securities were valued at $22,226 or 37.1% of net assets.

2  Step coupon bond.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR BOND FUND
MANAGER'S COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Pacific Investment
  Management Company
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
  92658-6430
                                    (PHOTO)
                                 WILLIAM GROSS
                               Portfolio Manager
INVESTMENT GOAL
Total return.

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended October 31, 2003, the investment environment underwent a transition from one of economic uncertainty and stock market weakness to a period in which key indicators pointed to a stronger economy. The Harbor Bond Fund posted returns of 6.57% (Institutional Class) and 6.40% (Retirement Class) for the 12 months ended October 31, 2003. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Index, for the 12-month period and continued to outperform the benchmark for the 5-year and 10-year periods ended October 31, 2003.

In November 2002, the first month of the Fund's fiscal year, the Federal Reserve cut the Federal Funds rate by 50 basis points to 1.25% due to weakness in the economy and a perceived threat of deflation. Expressing continuing concern over economic weakness and deflation risk, the Fed reduced the Federal Funds rate by an additional 25 basis points to 1% in June, although the modest size of the cut was disappointing to some observers. Subsequently, the yield of the 10-year Treasury note fell to a 45-year low. During July, however, the 10-year Treasury yield surged by nearly 1.5 percentage points after announcement of the Fed's unwillingness to purchase long-term debt to keep yields low.

Additionally, federal tax cuts were signed into law in May as part of a broad program of fiscal and monetary initiatives to stimulate the U.S. economy. In this environment, we maintained a focus on quality, as the average credit rating of securities in the portfolio was held at AAA/AA+ during the 12-month period. We remained cautious in the continuing low interest rate environment, maintaining the portfolio's average duration near the benchmark and focused primarily on intermediate maturities.

The Fund's focus on mortgage-backed securities was positive for the portfolio; despite volatile markets, yield premiums tightened due to strong demand from banks. Exposure to corporate issues remained underweighted relative to the index.

Among international debt securities, the Fund focused on short to intermediate euro zone holdings. This emphasis added to returns, outpacing comparable Treasury securities as European growth lagged that in the U.S. With weak economic conditions continuing in Europe, the European Central Bank continued to maintain low interest rates, which enabled us to capture incremental return from these holdings. Emerging market bonds, especially in Brazil, contributed to performance as economic fundamentals continued to improve in this sector.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 10-31-2003
(HARBOR BOND FUND GRAPH)

                                                       BOND - INST                 BOND - RET                    LB AGG
                                                       -----------                 ----------                    ------
Oct-94                                                   9685.54                     9661.34                     9632.94
Oct-95                                                  11096.10                    11040.70                    11140.30
Oct-96                                                  11935.00                    11845.70                    11791.70
Oct-97                                                  13004.60                    12875.10                    12840.30
Oct-98                                                  14348.50                    14170.10                    14039.00
Oct-99                                                  14471.00                    14255.40                    14113.80
Oct-00                                                  15477.10                    15208.50                    15144.40
Oct-01                                                  17852.40                    17498.70                    17349.20
Oct-02                                                  18899.50                    18478.80                    18370.40
Oct-03                                                  20141.40                    19661.70                    19271.40

TOTAL RETURNS
For the periods ended 10-31-2003

                                                 Annualized
                                         --------------------------      Final Value
                                          1          5         10        of a $10,000
                                         Year      Years      Years       Investment
     --------------------------------------------------------------------------------
     BOND
            Institutional Class          6.57%     7.02%      7.25%        $20,141
            Retirement Class             6.40      6.77       6.99          19,662
     --------------------------------------------------------------------------------
     COMPARATIVE INDEX
            LB AGG                       4.90%     6.54%      6.78%         19,271
     --------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Retirement Class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 41.3%)

    Asset-Backed Securities
                                             0.6
    Foreign Government Obligations
                                             3.3
    Municipal Bonds
                                             3.4
    Collateralized Mortgage Obligations
                                             6.4
    Corporate Bonds & Notes
                                             10.3
    U. S. Government Obligations
                                             11.3
    Mortgage Pass-Through
                                             23.4

ASSET-BACKED SECURITIES--0.6%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
            Asset Backed Securities Corp Home Equity Loan
              Trust Series 1999-LB1 Cl. A4A
 $   355      1.490%--06/21/2029(1, 2)....................  $      355
            Bayview Financial Acquisition Trust
              Series 2001-BA Cl. A
   5,253      1.400%--07/25/2031(1, 2, 3).................       5,241
            CS First Boston Mortgage Securities Corp.
              Series 2000-HE1 Cl. A2
   1,206      1.380%--12/15/2030(1, 2)....................       1,207
            Merrill Lynch Mortgage Investors Inc.
              Series 2000-FF1 Cl. A
   1,100      1.420%--01/20/2030(1, 2)....................       1,101
            North Carolina State Education Authority
              Series 2000 Cl. G
   1,434      1.300%--06/01/2009(1, 2)....................       1,434
                                                            ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $9,348)...........................................       9,338
                                                            ----------

CORPORATE BONDS & NOTES--10.3%
            Amerada Hess Corp.
   1,400      7.875%--10/01/2029..........................       1,494
            American Airlines Inc.
              Pass Thru Certificate
              Series 2001-2 Cl. A1
     434      6.978%--04/01/2011..........................         438
            AT&T Corp.
  17,500      4.389%--11/21/2003(2).......................      20,383
            Banponce Corp.
   2,000      6.750%--12/15/2005(1).......................       2,182
            Bear Stearns Cos. Inc. MTN(4)
   9,800      1.420%--12/01/2003(1, 2)....................       9,803
            CIT Group Inc.
   3,700      7.500%--11/14/2003(1).......................       3,706
   4,000      7.125%--10/15/2004(1).......................       4,204
                                                            ----------
                                                                 7,910
                                                            ----------

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
            Cleveland Electric Illuminating Co. Series B
 $ 2,000      9.500%--05/15/2005(1).......................  $    2,009
            Deutsche Telekom International Finance BV
   9,700      8.250%--06/15/2005(1).......................      10,603
            DTE Capital Corp. Series B
  10,000      7.110%--11/15/2003(1, 3, 5).................      10,016
            El Paso CGP Co.
   8,000      7.500%--08/15/2006(1).......................       7,330
   7,036      7.420%--02/15/2037(1).......................       5,171
                                                            ----------
                                                                12,501
                                                            ----------
            El Paso Corp. MTN(4)
     400      8.050%--10/15/2030..........................         312
            Fifth Third Bank
  10,000      7.750%--08/15/2010(1, 5)....................      10,860
            France Telecom SA
   7,100      8.450%--03/01/2006(1, 6)....................       7,956
   3,300      9.750%--03/01/2031(1, 6)....................       4,370
                                                            ----------
                                                                12,326
                                                            ----------
            Gemstone Investors Ltd.
   2,100      7.710%--10/31/2004(1, 3)....................       2,113
            General Motors Acceptance Corp.
   5,000      5.750%--11/10/2003(1).......................       5,003
   2,200      8.000%--11/01/2031(1).......................       2,269
                                                            ----------
                                                                 7,272
                                                            ----------
            General Motors Acceptance Corp. MTN(4)
  10,000      1.880%--01/20/2004(1, 2)....................      10,004
     900      1.990%--03/22/2004(2).......................         901
   3,100      1.837%--05/10/2004(1, 2)....................       3,101
   1,400      1.520%--07/21/2004(2).......................       1,396
   1,200      2.410%--10/20/2005(2).......................       1,200
                                                            ----------
                                                                16,602
                                                            ----------
            General Motors Corp.
   1,500      7.125%--07/15/2013..........................       1,564
     300      8.375%--07/05/2033..........................         373
                                                            ----------
                                                                 1,937
                                                            ----------
            PEMEX Project Funding Master Trust
   1,000      8.625%--02/01/2022(6).......................       1,095
            Qwest Capital Funding Inc.
      43      7.250%--02/15/2011..........................          40
            Qwest Corp.
   3,200      7.500%--06/15/2023(1).......................       3,088
            Sprint Capital Corp.
   5,300      6.000%--01/15/2007(1).......................       5,621
   3,300      6.125%--11/15/2008(1).......................       3,480
   1,900      7.625%--01/30/2011..........................       2,094
   1,200      8.750%--03/15/2032(1).......................       1,370
                                                            ----------
                                                                12,565
                                                            ----------
            TEPPCO Partners LP
   3,000      7.625%--02/15/2012(1).......................       3,461
            Time Warner Cos. Inc.
     450      7.975%--08/15/2004(1).......................         469
            UFJ Finance Aruba AEC
   2,000      6.750%--07/15/2013..........................       2,098

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
            United Airlines Inc.
              Pass Thru Certificate
              Series 1993 Cl. C2
 $ 3,000      9.060%--06/17/2015(1)*......................  $    1,187
            Williams Cos. Inc.
   5,057      7.875%--09/01/2021(1).......................       5,032
                                                            ----------
TOTAL CORPORATE BONDS & NOTES
  (Cost $150,100).........................................     157,796
                                                            ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--6.4%
            Bear Stearns Adjustable Rate Mortgage Trust
              Series 2001-8 Cl. VIA
     803      4.149%--11/25/2030(1, 2)....................         800
            Bear Stearns Adjustable Rate Mortgage Trust
              REMIC(7)
              Pass Thru Certificates
              Series 2000-2 Cl. A1
     642      6.610%--11/25/2031(1, 5)....................         645
              Series 2002-8 Cl. 3A
     213      6.164%--08/25/2032(5).......................         215
              Series 2002-9 Cl. 2A
     632      5.323%--10/25/2032(1, 5)....................         643
              Series 2003-1 Cl. 6A1
   6,160      5.199%--04/25/2033(1, 5)....................       6,280
                                                            ----------
                                                                 7,783
                                                            ----------
            Chase Mortgage Finance Corp. REMIC(7)
              Series 1993-N Cl. A9
   3,000      6.750%--11/25/2024(1).......................       2,996
            Collateralized Mortgage Securities Corp.
              REMIC(7)
              Series 1988-4 Cl. B
      41      8.750%--04/20/2019(1).......................          41
            Federal Home Loan Mortgage Corp. REMIC(7)
     265      9.000%--12/15/2020(1).......................         264
   1,977      8.000%--08/15/2022                                 2,120
     473      6.500%--02/15/2023(1, 8)....................           8
     781      6.000%--08/15/2026(1).......................         785
  24,659      7.000%--10/15/2030(1).......................      25,870
   2,128      1.570%--11/15/2030(1, 2)....................       2,132
                                                            ----------
                                                                31,179
                                                            ----------
            Federal National Mortgage Association
   2,683      6.500%--12/25/2042(1).......................       2,841
            Federal National Mortgage Association REMIC(7)
     381      5.500%--03/15/2015..........................         388
     487      6.000%--02/25/2029(1).......................         492
  21,469      5.000%--04/25/2033(1).......................      21,936
                                                            ----------
                                                                22,816
                                                            ----------
            FHLMC Structured Pass Through Securities
   4,793      3.918%--08/15/2032(1, 5)....................       4,825
            First Horizon Asset Securities Inc. REMIC(7)
              Pass Thru Certificate
              Series 2001-7 Cl. A1
     129      6.750%--02/25/2031(1).......................         129
            First Nationwide Trust REMIC(7)
              Series 2001-3 Cl. 1A1
     366      6.750%--08/25/2031..........................         378
            IndyMac ARM Trust REMIC(7)
              Series 2001-H2 Cl. A2
     460      6.564%--01/25/2032(2).......................         467

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
            PNC Mortgage Securities Corp. REMIC(7)
              Pass Thru Certificates
              Series 1998-14 Cl. 3A3
 $ 2,812      6.500%--02/25/2029(1).......................  $    2,811
              Series 1999-4 Cl. 1A8
   1,656      6.200%--06/25/2029(1).......................       1,670
                                                            ----------
                                                                 4,481
                                                            ----------
            Prudential Home Mortgage Securities Co.
              REMIC(7)
              Series 1993-29 Cl. A8
     107      6.750%--08/25/2008(1).......................         107
            Residential Asset Securitization Trust
              REMIC(7)
              Pass Thru Certificate
              Series 1998-A13 Cl. 1A3
   1,137      6.500%--12/25/2028(1).......................       1,141
            Residential Funding Mortgage Securities I Inc.
              REMIC(7)
              Series 2002-S15 Cl. A1
      79      6.250%--09/25/2032..........................          79
            Small Business Administration
              Pass Thru Certificates
              Series 2000-P10 Cl. 1
   1,499      7.450%--08/01/2010..........................       1,645
              Series 2001-20A Cl. 1
   3,750      6.290%--01/01/2021(1).......................       4,032
              Series 2003-20I Cl. 1
   1,000      5.130%--09/01/2023..........................       1,005
                                                            ----------
                                                                 6,682
                                                            ----------
            Structured Asset Mortgage Investments Inc.
              REMIC(7)
              Pass Thru Certificate
              Series 1998-9 Cl. 1A3
   3,966      6.250%--11/25/2028(1).......................       3,962
            Structured Asset Securities Corp.
              Series 2001-21A Cl. 1A1
     656      6.500%--09/25/2031(1, 2)....................         671
            Structured Asset Securities Corp. REMIC(7)
              Pass Thru Certificates
              Series 2001-15A Cl. 2A1
   1,448      6.250%--01/25/2032(1, 2)....................       1,484
              Series 2002-1A Cl. 4A
     471      6.131%--02/25/2032(1, 2)....................         478
                                                            ----------
                                                                 1,962
                                                            ----------
            Washington Mutual REMIC(7)
              Pass Thru Certificate
              Series 2002-AR11 Cl. A1
   3,287      5.176%--10/25/2032(1, 2)....................       3,330
            Wells Fargo Mortgage Backed Securities Trust
              REMIC(7)
              Pass Thru Certificates
              Series 2001-25 Cl. IIA
     952      6.403%--10/25/2031(1, 2)....................         956
              Series 2002-E Cl. 2A1
     567      5.039%--09/25/2032(1, 2)....................         576
                                                            ----------
                                                                 1,532
                                                            ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $96,388)..........................................      98,202
                                                            ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

FOREIGN GOVERNMENT OBLIGATIONS--CONTINUED
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                      (000S)
----------------------------------------------------------------------

             Federative Republic of Brazil
 $     800     2.000%--04/15/2006(2).......................  $     781
     5,300     11.500%--03/12/2008(1)......................      5,936
       737     2.063%--04/15/2009(2).......................        675
       470     11.000%--01/11/2012.........................        505
     7,105     8.000%--04/15/2014..........................      6,639
                                                             ---------
                                                                14,536
                                                             ---------
             Federative Republic of Brazil--Bearer
     3,000     2.000%--04/15/2006(2).......................      2,948
             Republic of Panama
     5,000     9.625%--02/08/2011..........................      5,787
       950     9.375%--07/23/2012..........................      1,082
       344     1.938%--07/17/2016(2).......................        299
     2,530     9.375%--01/16/2023..........................      2,758
       500     8.875%--09/30/2027..........................        524
                                                             ---------
                                                                10,450
                                                             ---------
             Republic of Peru
     4,000     9.125%--01/15/2008..........................      4,714
     5,700     9.125%--02/21/2012(1).......................      6,398
     3,000     9.875%--02/06/2015..........................      3,517
                                                             ---------
                                                                14,629
                                                             ---------
             United Mexican States
       477     1.993%--03/25/2005(2).......................        464
       400     9.875%--02/01/2010..........................        503
     1,300     11.375%--09/15/2016.........................      1,830
                                                             ---------
                                                                 2,797
                                                             ---------
             United Mexican States MTN(4)
     2,460     6.375%--01/16/2013..........................      2,537
     1,800     8.000%--09/24/2022..........................      1,962
       400     8.300%--08/15/2031..........................        445
                                                             ---------
                                                                 4,944
                                                             ---------
                      TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $45,549)..........................................      50,304
                                                             ---------

 MORTGAGE PASS-THROUGH--23.4%
             Federal Home Loan Mortgage Corp.
     1,830     6.000%--07/01/2016(1).......................      1,903
     1,059     6.000%--09/01/2016(1).......................      1,101
        11     8.500%--02/01/2017(1).......................         12
       220     3.812%--08/01/2024(1, 2)....................        228
       134     6.000%--08/01/2028..........................        138
       170     6.000%--03/01/2029..........................        174
       427     6.000%--06/01/2029..........................        439
       144     6.000%--05/01/2030..........................        148
       121     6.000%--02/01/2031..........................        124
       113     6.000%--09/01/2031..........................        116
       215     6.000%--01/01/2032..........................        221
     3,671     6.500%--08/01/2032(1).......................      3,820
     8,155     6.000%--02/01/2033(1).......................      8,373
       632     6.000%--04/01/2033..........................        649
                                                             ---------
                                                                17,446
                                                             ---------
             Federal Home Loan Mortgage Corp. TBA(9)
               November Delivery
     7,000     5.000%--11/18/2018..........................      7,109
    23,500     6.000%--11/13/2033..........................     24,124
                                                             ---------
                                                                31,233
                                                             ---------

MORTGAGE PASS-THROUGH--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
            Federal Housing Authority Project
              221 Grey 98-4
 $ 3,967      7.430%--10/01/2020..........................  $    3,919
              221D4 Banco-5
     413      7.400%--02/01/2021..........................         409
              221D4 Banco-15
      47      7.450%--05/01/2021..........................          47
                                                            ----------
                                                                 4,375
                                                            ----------
            Federal National Mortgage Association
       7      9.000%--03/01/2005(1).......................           8
     317      9.000%--11/01/2009(1).......................         346
     235      6.000%--03/01/2016..........................         244
   1,762      6.000%--04/01/2016..........................       1,834
   4,359      6.000%--05/01/2016(1).......................       4,535
   1,818      6.000%--06/01/2016..........................       1,895
   5,891      6.000%--07/01/2016(1).......................       6,130
   2,047      6.000%--08/01/2016(1).......................       2,129
     945      6.000%--09/01/2016(1).......................         983
   1,987      6.000%--10/01/2016..........................       2,066
     154      5.500%--11/01/2016..........................         159
   2,084      6.000%--11/01/2016(1).......................       2,168
   3,761      5.500%--12/01/2016(1).......................       3,873
   2,622      6.000%--12/01/2016(1).......................       2,729
   3,553      5.500%--01/01/2017(1).......................       3,661
     231      6.000%--01/01/2017..........................         241
   2,447      5.500%--02/01/2017..........................       2,521
   2,193      6.000%--02/01/2017(1).......................       2,281
   1,615      5.500%--03/01/2017..........................       1,664
   2,156      6.000%--03/01/2017(1).......................       2,243
   3,142      5.500%--04/01/2017..........................       3,239
   8,288      6.000%--04/01/2017(1).......................       8,623
   1,970      5.500%--05/01/2017..........................       2,030
   6,716      6.000%--05/01/2017(1).......................       6,988
      98      5.500%--06/01/2017..........................         100
     414      6.000%--06/01/2017..........................         431
      66      5.500%--07/01/2017..........................          68
     173      6.000%--07/01/2017..........................         180
   4,949      5.500%--08/01/2017(1).......................       5,099
   4,019      6.000%--08/01/2017(1).......................       4,181
     894      5.500%--09/01/2017..........................         921
   1,491      6.000%--09/01/2017(1).......................       1,552
  26,463      5.500%--10/01/2017(1).......................      27,265
  14,178      5.500%--11/01/2017(1).......................      14,608
     113      5.000%--12/01/2017..........................         115
     372      5.500%--12/01/2017..........................         383
   1,696      5.000%--01/01/2018(1).......................       1,723
   1,027      5.500%--01/01/2018..........................       1,057
   2,497      5.000%--02/01/2018(1).......................       2,539
   4,890      5.500%--02/01/2018(1).......................       5,038
      59      5.000%--03/01/2018..........................          60
     195      6.000%--03/01/2018..........................         203
     130      5.000%--05/01/2018..........................         132
     966      5.000%--06/01/2018..........................         982
   7,418      5.000%--07/01/2018(1).......................       7,541
   5,053      5.000%--08/01/2018(1).......................       5,138
     101      5.000%--09/01/2018..........................         103
   1,608      5.000%--10/01/2018..........................       1,635
   2,731      6.000%--11/01/2032..........................       2,805
  14,737      6.000%--03/01/2033(1).......................      15,137
   6,058      6.000%--04/01/2033(1).......................       6,222
  10,528      6.000%--05/01/2033(1).......................      10,813
  11,005      6.000%--06/01/2033(1).......................      11,304

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE PASS-THROUGH--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
 $ 4,251      6.000%--07/01/2033(1).......................  $    4,366
   7,607      2.779%--10/01/2040(1, 2)....................       7,723
                                                            ----------
                                                               202,014
                                                            ----------
            Federal National Mortgage Association TBA(9)
              November Delivery
  27,000      5.000%--11/18/2018..........................      27,430
  53,000      6.000%--11/13/2033..........................      54,424
                                                            ----------
                                                                81,854
                                                            ----------
            Government National Mortgage Association
     113      6.500%--01/15/2029..........................         119
     123      6.500%--03/15/2029..........................         129
     501      6.500%--06/15/2029..........................         524
   1,625      6.500%--07/15/2029(1).......................       1,703
      28      6.500%--06/15/2031..........................          29
      29      6.500%--07/15/2031..........................          30
     289      6.500%--08/15/2031..........................         303
     519      6.500%--09/15/2031..........................         544
     752      6.500%--11/15/2031..........................         788
     159      6.500%--12/15/2031..........................         166
      44      6.500%--01/15/2032..........................          46
      26      6.500%--02/15/2032..........................          27
     404      6.500%--03/15/2032..........................         423
     482      6.500%--04/15/2032..........................         506
     659      6.500%--05/15/2032..........................         690
     223      6.500%--06/15/2032..........................         234
     409      6.500%--08/15/2032..........................         427
                                                            ----------
                                                                 6,688
                                                            ----------
            Government National Mortgage Association II
     440      4.375%--03/20/2017(1, 2)....................         446
     531      5.750%--08/20/2022(1, 2)....................         542
     346      5.750%--09/20/2023(1, 2)....................         354
     226      4.375%--05/20/2024(1, 2)....................         231
      12      5.750%--07/20/2024(2).......................          12
     801      5.750%--09/20/2024(1, 2)....................         817
     240      5.625%--12/20/2024(1, 2)....................         247
     356      4.375%--01/20/2025(1, 2)....................         361
     332      4.375%--02/20/2025(1, 2)....................         336
     146      5.625%--10/20/2025(1, 2)....................         151
     436      5.625%--11/20/2025(1, 2)....................         449
      94      5.625%--12/20/2026(1, 2)....................          97
     707      5.750%--07/20/2027(1, 2)....................         722
   1,903      5.000%--11/20/2029(1, 2)....................       1,942
  10,620      3.500%--02/20/2032(1, 2)....................      10,570
                                                            ----------
                                                                17,277
                                                            ----------
TOTAL MORTGAGE PASS-THROUGH
  (Cost $359,717).........................................     360,887
                                                            ----------
MUNICIPAL BONDS--3.4%
            Charlotte-Mecklenberg Hospital Authority
   1,000      5.000%--01/15/2031..........................       1,001
            Energy Northwest Washington Electric Resources
   2,000      5.500%--07/01/2013(1).......................       2,235
   1,600      5.500%--07/01/2014..........................       1,786
                                                            ----------
                                                                 4,021
                                                            ----------

MUNICIPAL BONDS--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
            Golden State Tobacco Securitization Corp.
 $ 3,400      6.250%--06/01/2033(1).......................  $    3,007
   2,740      6.750%--06/01/2039(1).......................       2,486
     900      7.875%--06/01/2042..........................         923
                                                            ----------
                                                                 6,416
                                                            ----------
            Massachusetts State Water Resources Authority
   1,400      5.000%--08/01/2032..........................       1,407
            New York State Dormitory Authority
  11,675      5.000%--03/15/2027(1).......................      11,718
            New York State Thruway Authority
  10,250      5.250%--04/01/2012(1).......................      11,443
            Salt River Project Agricultural Improvement &
              Power District
   7,600      5.000%--01/01/2031(1).......................       7,677
            State of California
   4,200      2.000%--06/16/2004(1).......................       4,214
            Sussex County NJ Municipal Utilities Authority
   3,490      5.000%--12/01/2013(1).......................       3,838
            University of Texas
   1,100      5.000%--08/15/2033..........................       1,102
                                                            ----------
TOTAL MUNICIPAL BONDS
  (Cost $52,879)..........................................      52,837
                                                            ----------

U.S. GOVERNMENT OBLIGATIONS--11.3%
            U.S. Treasury Bonds
   8,388      3.375%--01/15/2007(1, 10)...................       9,150
  31,513      3.875%--01/15/2009(1, 10)...................      35,658
   2,304      4.250%--01/15/2010(10)......................       2,686
  11,241      3.500%--01/15/2011(1, 10)...................      12,671
   3,846      3.375%--01/15/2012(10)......................       4,321
  25,254      3.000%--07/15/2012(1, 10)...................      27,644
   1,809      1.875%--07/15/2013(10)......................       1,804
   1,027      3.625%--04/15/2028(10)......................       1,244
  41,352      3.875%--04/15/2029(1, 10)...................      52,383
                                                            ----------
                                                               147,561
                                                            ----------
            U.S. Treasury Notes
  26,200      3.125%--10/15/2008(1).......................      26,063
                                                            ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $167,591).........................................     173,624
                                                            ----------

 SHORT-TERM INVESTMENTS--48.4%
 COMMERCIAL PAPER
            Danske Corp.
  20,000      1.065%--12/10/2003..........................      19,977
  20,000      1.065%--12/16/2003..........................      19,973
                                                            ----------
                                                                39,950
                                                            ----------
            HBOS Treasuries Services plc
  17,000      1.080%--11/24/2003..........................      16,988
     600      1.070%--12/15/2003..........................         599
                                                            ----------
                                                                17,587
                                                            ----------
            Lloyds Bank plc
   3,400      1.060%--01/22/2004..........................       3,392
            Royal Bank of Scotland plc
  15,000      1.055%--12/16/2003..........................      14,980
   3,400      1.080%--02/03/2004..........................       3,390
                                                            ----------
                                                                18,370
                                                            ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
COMMERCIAL PAPER--CONTINUED
            Shell Finance Yrs 3&4
 $18,600      1.060%--12/09/2003..........................  $   18,579
            Wells Fargo Bank NA
  20,000      1.050%--11/03/2003..........................      20,000
                                                            ----------
TOTAL COMMERCIAL PAPER....................................     117,878
                                                            ----------

GOVERNMENT AGENCIES
            Federal National Mortgage Association
  33,000      0.985%--11/17/2003(1).......................      32,986
  68,300      1.070%--11/25/2003(1).......................      68,251
  82,800      1.080%--12/03/2003(1).......................      82,721
  14,000      1.051%--12/17/2003..........................      13,981
  24,700      1.060%--01/15/2004(1).......................      24,645
  63,200      1.085%--01/22/2004(1).......................      63,044
   7,700      1.080%--01/28/2004..........................       7,680
  67,400      1.070%--01/29/2004(1).......................      67,222
  31,600      1.075%--02/19/2004(1).......................      31,496
  10,500      1.080%--02/24/2004..........................      10,464
                                                            ----------
TOTAL GOVERNMENT AGENCIES.................................     402,490
                                                            ----------
REPURCHASE AGREEMENT
            Repurchase Agreement with State Street Bank &
              Trust dated October 31, 2003 due November 3,
              2003 at 0.80% collateralized by a U.S.
              Treasury Bond 5.375% February 15, 2031,
              market value of $91,383
  89,579      (par value of $88,050)......................      89,579
                                                            ----------

U.S. TREASURY BILLS
            U.S. Treasury Bills
     750      0.947%--12/04/2003(1).......................         749
   2,380      0.960%--12/04/2003(1).......................       2,378

SHORT-TERM INVESTMENTS--CONTINUED
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
U.S. TREASURY BILLS--CONTINUED
 $    70      0.965%--12/04/2003(1).......................  $       70
      50      0.969%--12/04/2003(1).......................          50
   3,580      0.925%--12/11/2003(1).......................       3,576
     250      0.930%--12/11/2003(1).......................         250
     250      0.960%--12/11/2003(1).......................         250
     250      0.980%--12/11/2003(1).......................         250
     410      0.915%--12/18/2003(1).......................         410
     675      0.925%--12/18/2003(1).......................         674
   6,730      0.930%--12/18/2003(1).......................       6,722
     950      0.940%--12/18/2003(1).......................         949
     260      0.945%--12/18/2003(1).......................         260
      70      0.955%--12/18/2003(1).......................          70
      50      0.957%--12/18/2003(1).......................          50
  68,100      1.015%--04/22/2004(1).......................      67,768
  50,400      1.020%--04/29/2004(1).......................      50,143
                                                            ----------
TOTAL U.S. TREASURY BILLS.................................     134,619
                                                            ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $744,566).........................................     744,566
                                                            ----------
TOTAL INVESTMENTS--107.1%
  (Cost $1,626,138).......................................   1,647,554
CASH AND OTHER ASSETS, LESS LIABILITIES--(7.1)%...........    (108,806)
                                                            ----------
TOTAL NET ASSETS--100.0%..................................  $1,538,748
                                                            ==========

                  -------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2003 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                          NUMBER OF          FACE VALUE                            (DEPRECIATION)
DESCRIPTION                                               CONTRACTS            (000S)         EXPIRATION DATE          (000S)
-----------                                            ----------------      -----------      ---------------      --------------
U.S. Treasury Notes 5 Yr. Futures (Buy)..........           1,519             $151,900            Dec-03               $2,837
U.S. Treasury Notes 10 Yr. Futures (Buy).........           1,685              168,500            Dec-03                3,283
U.S. Treasury Notes 10 Yr. Futures (Buy).........             150               15,000            Mar-04                  124
U.S. Treasury Bonds (Sell).......................             134               13,400            Dec-03                 (211)
Eurodollar Futures (Buy).........................             538              134,500            Dec-03                   58
Eurodollar Futures (Buy).........................             283               70,750            Mar-04                  431
Eurodollar Futures (Buy).........................              24                6,000            Jun-04                   26
Eurodollar Futures (Buy).........................             217               54,250            Sep-04                  198
Eurodollar Futures (Buy).........................             465              116,250            Mar-05                   19
Eurodollar Futures (Buy).........................             465              116,250            Jun-05                   35
Eurodollar Futures (Buy).........................             338               84,500            Sep-05                 (112)
Euribor Futures (Buy)............................             700             E175,000            Dec-03                  (10)
Euribor Futures (Sell)...........................             417              104,250            Dec-03                  340
Euribor Futures (Sell)...........................              83               20,750            Jan-04                   57
Euribor Futures (Sell)...........................              63               15,750            Dec-04                   (9)
                                                                                                                   --------------
                                                                                                                       $7,066
                                                                                                                   ==============

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

TBA COMMITMENTS WHICH WERE OPEN AT OCTOBER 31, 2003 ARE AS FOLLOWS:

                                                          PRINCIPAL
                                                            AMOUNT             COUPON            DELIVERY              VALUE
DESCRIPTION                                                 (000S)              RATE               DATE                (000S)
-----------                                            ----------------      -----------      ---------------      --------------
Federal National Mortgage Association............          $23,000              6.0%              Nov-03              $23,618
Federal National Mortgage Association............            9,000              5.0%              Nov-03                9,144
                                                                                                                   --------------
TBA sales commitments at value (proceeds
  receivable $32,660)............................                                                                     $32,762
                                                                                                                   ==============

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2003 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                         MARKET VALUE        FACE VALUE                            (DEPRECIATION)
CURRENCY                                                    (000S)             (000S)          DELIVERY DATE           (000S)
--------                                               ----------------      -----------      ---------------      --------------
Euro (Sell)......................................           20,849             $20,610            Nov-03               $(239)
Euro (Buy).......................................           19,112              18,574            Sep-04                 538
Japanese Yen (Buy)...............................            3,460               3,444            Nov-03                  16
                                                                                                                   --------------
                                                                                                                       $ 315
                                                                                                                   ==============

WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 2003 ARE AS FOLLOWS:

                                                          NUMBER OF            STRIKE                                  VALUE
DESCRIPTION                                            SHARES/CONTRACTS         PRICE         EXPIRATION DATE          (000S)
-----------                                            ----------------      -----------      ---------------      --------------
U.S. Treasury Notes 10 Yr. Futures (Call)........                154           $112.00            Nov-03              $  (171)
U.S. Treasury Notes 10 Yr. Futures (Call)........                463            114.00            Nov-03                 (130)
U.S. Treasury Notes 10 Yr. Futures (Put).........                152            108.00            Nov-03                  (12)
Eurodollar Futures (Put).........................                227             98.00            Dec-03                   (1)
Eurodollar Futures (Call)........................                 24             98.50            Mar-04                  (14)
Eurodollar Futures (Put).........................                 12             97.25            Mar-04                   --
Eurodollar Futures (Put).........................                 88             97.75            Mar-04                   (3)
Eurodollar Futures (Put).........................                382             98.00            Jun-04                 (155)
Swap Option (Call)...............................         23,200,000              3.50            Dec-03                  (49)
Swap Option (Put)................................          6,300,000              5.50            Dec-03                   (1)
Swap Option (Call)...............................          3,900,000              4.00            Mar-04                  (11)
Swap Option (Call)...............................         27,900,000              3.25            Mar-04                  (90)
Swap Option (Call)...............................         16,700,000              4.00            Mar-04                  (45)
Swap Option--3 Mo. Libor (Call)..................         21,100,000              5.97            Oct-04               (1,637)
Swap Option--3 Mo. Libor (Put)...................         21,100,000              5.97            Oct-04                 (255)
Swap Option--3 Mo. Libor (Call)..................          5,500,000              6.00            Oct-04                 (430)
Swap Option--3 Mo. Libor (Put)...................          5,500,000              6.00            Oct-04                  (69)
                                                                                                                   --------------
Written options outstanding, at value (premiums
  received of $4,147)............................                                                                     $(3,073)
                                                                                                                   ==============

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2003 ARE AS FOLLOWS:

PAR VALUE                                                                            VALUE
 (000S)        SECURITY                                                              (000S)
---------      --------                                                          --------------
 $8,800        United States Treasury Bonds (Proceeds $8,925)..............          $9,097

SWAP AGREEMENTS WHICH WERE OPEN AT OCTOBER 31, 2003 ARE AS FOLLOWS:

                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION/
PAR VALUE                                                                                                      (DEPRECIATION)
 (000S)                             DESCRIPTION                                      COUNTERPARTY                  (000S)
---------   ------------------------------------------------------------    -------------------------------    --------------
E  9,100    To make or receive semi-annual payments through 3/15/2017       Goldman Sachs Capital Markets          $ 146
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.
   1,200    To make or receive semi-annual payments through 3/15/2017       J.P. Morgan Securities                    20
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.
   4,500    To make or receive semi-annual payments through 3/15/2032       J.P. Morgan Securities                    35
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION/
PAR VALUE                                                                                                      (DEPRECIATION)
 (000S)                             DESCRIPTION                                      COUNTERPARTY                  (000S)
---------   ------------------------------------------------------------    -------------------------------    --------------
E  3,200    To make or receive semi-annual payments through 3/15/2032       UBS Warburg                            $   7
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
            EUR-EURIBOR-Telerate.
Y200,000    To make or receive semi-annual payments through 6/02/2012       Morgan Stanley Capital Services           65
            based on the difference between (A) the 10 year fixed
            interest rate of 1.07% over (B) the 10 year floating rate
            adjusted every six months based upon the JPY-LIBOR-BBA.
L  6,400    To make or receive semi-annual payments through 6/17/2004       Goldman Sachs Capital Markets            108
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   2,200    To make or receive semi-annual payments through 6/17/2004       Morgan Stanley Capital Services           32
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   1,600    To make or receive semi-annual payments through 3/15/2017       UBS Warburg                              (13)
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     800    To make or receive semi-annual payments through 3/15/2017       J.P. Morgan Securities                    (6)
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   4,100    To make or receive semi-annual payments through 3/15/2017       Goldman Sachs Capital Markets            (12)
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   2,400    To make or receive semi-annual payments through 3/15/2032       J.P. Morgan Securities                    11
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   1,900    To make or receive semi-annual payments through 3/15/2032       UBS Warburg                               (8)
            based on the difference between (A) the 10 year fixed
            interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
$ 56,200    To make or receive semi-annual payments through 12/17/2008      Goldman Sachs Capital Markets            217
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 4.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.
 134,700    To make or receive semi-annual payments through 12/17/2008      Bank of America                         (205)
            based on the difference between (A) the 10 year fixed
            interest rate of 4.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.

                                                                                                               --------------
                                                                                                                   $ 397
                                                                                                               ==============

------------

 1 At October 31, 2003, securities held by the Fund, with an aggregate market value of $985,382, were pledged to cover margin requirements for open futures contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.)

 2 Floating rate security. The stated rate represents the rate in effect at October 31, 2003.

 3 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, these securities were valued at $17,370 or 1.1% of net assets.

 4  MTN after the name of a security stands for Medium Term Note.

 5 Variable rate security. The stated rate represents the rate in effect at October 31, 2003.

 6 Step coupon security. The rate will step 1.07% per month until the coupon reaches 15%.

 7 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

 8 Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

 9 TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2003. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements.)

10 Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

*   Security in default.

E  Euro.

Y   Japanese Yen.

L   British Pound.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
                                    (PHOTO)
                                  DAVID MARMON
                               Portfolio Manager
                                    (PHOTO)
                                 KEN O'DONNELL
                               Portfolio Manager
INVESTMENT GOAL
Total return that is consistent with preservation of capital.

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992

RETIREMENT CLASS
Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

In an environment strongly influenced by the Federal Reserve's continuing campaign to stimulate the economy with low interest rates, the Harbor Short Duration Fund provided competitive returns for the one-year period ended October 31, 2003. Shares of the Fund's Institutional Class returned 1.70% and the Retirement Class returned 1.39% for the period. This compares with a return of 1.57% for the Citigroup 1 Year Treasury Index.

Performance was assisted by an overweighted position in fixed rate asset-backed securities. Portfolio performance relative to the benchmark was improved by the incremental yield gained from the asset-backed subsectors. A significant percentage of the Fund's performance during this period can be attributed to these holdings.

The duration, or interest rate sensitivity, of the portfolio was maintained near that of the one-year benchmark for approximately the first half of the fiscal year period. In the second half, portfolio duration was varied versus the benchmark in order to capitalize on volatility of the U.S. Treasury yield curve. A significant positive impact on the portfolio's total return can be attributed to the net duration position during this period.

The domestic economy improved during the period. GDP grew at 3.3% in the second quarter followed by a stunning 8.2% in the third quarter. The labor sector, typically a lagging indicator, reversed a seven consecutive month period of job losses in September, adding 57,000 jobs to non-farm payrolls.

With short-term interest rates at the lowest levels in over 40 years and the economy exhibiting signs of growth, our current view is that the risk of rising interest rates appears to exceed the risk of rates trending lower. Consequently, the portfolio has been rebalanced defensively to reflect the risks of a rising interest rate environment.

Portfolio duration has been adjusted lower than the benchmark duration, and the exposure to non-interest rate sensitive securities (floating rate bonds) has been marginally increased. The portfolio will continue to be managed with a focus on long-term performance while remaining mindful of the short-term risks inherent with owning spread securities.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 10-31-2003
(HARBOR SHORT DURATION FUND GRAPH)

                                                  SHORT DURATION - INST       SHORT DURATION - RET       CITIGROUP 1 YR TREASURY
                                                  ---------------------       --------------------       -----------------------
Oct-94                                                  10253.20                    10227.60                    10286.60
Oct-95                                                  10952.90                    10898.20                    11020.20
Oct-96                                                  11746.10                    11658.30                    11685.40
Oct-97                                                  12389.20                    12265.90                    12404.10
Oct-98                                                  13232.50                    13068.00                    13199.30
Oct-99                                                  13719.80                    13515.50                    13747.00
Oct-00                                                  14572.40                    14319.50                    14542.80
Oct-01                                                  15699.50                    15388.50                    15773.00
Oct-02                                                  16275.10                    15912.90                    16287.20
Oct-03                                                  16551.80                    16134.70                    16542.60

TOTAL RETURNS
For the periods ended 10-31-2003

                                             Annualized
                                   ------------------------------      Final Value
                                     1           5           10        of a $10,000
                                    Year       Years       Years        Investment
     ------------------------------------------------------------------------------
     SHORT DURATION
            Institutional
             Class                  1.70%       4.58%       5.17%        $16,552
            Retirement Class        1.39        4.31        4.90          16,135
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            Citigroup 1 YR
             Treasury               1.57%       4.62%       5.16%        $16,543
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index (f/k/a Salomon Treasury 1 YR CMI). The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Retirement Class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investments of -8.8%)

    Collateralized Mortgage Obligations
                                             17.1
    U. S. Government Obligations
                                             43.9
    Asset-Backed Securities
                                             47.8

ASSET-BACKED SECURITIES--47.8%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             AmeriCredit Automobile Receivables Trust
               Series 2001-1 Cl. A3
 $ 1,233       5.130%--11/06/2005(1)........................  $  1,244
               Series 2003-AM Cl. A2A
   2,395       1.670%--10/06/2006(1)........................     2,396
                                                              --------
                                                                 3,640
                                                              --------
             Ameriquest Mortgage Securities Inc.
               Pass Thru Certificates
               Series 2002-1 Cl. AF3
     950       5.120%--05/25/2032(1)........................       951
               Series 2002-5 Cl. AF1
     615       2.600%--02/25/2033(1)........................       616
                                                              --------
                                                                 1,567
                                                              --------
             ANRC Auto Owner Trust
               Series 2001-A Cl. A3
   1,068       3.760%--10/17/2005(1)........................     1,074
             CDC Mortgage Capital Trust
               Series 2002-HE1 Cl. A
     984       1.430%--08/25/2032(1,2)......................       984
             Chase Funding Mortgage Loan Asset Backed
               Certificates
               Series 2000-3 Cl. IIM2
   2,600       2.070%--10/25/2030(1,2)......................     2,609
             Chase Manhattan Auto Owner Trust
               Series 2002-A Cl. A4
   1,150       4.240%--09/15/2008(1)........................     1,192
             Citifinancial Mortgage Securities Inc. REMIC(3)
               Pass Thru Certificate
               Series 2002-1 Cl. AF1
   1,207       2.474%--09/25/2032(1)........................     1,211
             CNH Equipment Trust
               Series 2001-B Cl. A3
     901       1.430%--03/15/2006(1,2)......................       902
             Contimortgage Home Equity Trust
               Pass Thru Certificate
               Series 1996-4 Cl. A10
   1,297       1.600%--01/15/2028(2)........................     1,298
             Countrywide Asset-Backed Certificates
               Series 1999-2 Cl. MV2
   1,514       2.020%--05/25/2029(1,2)......................     1,510
             Countrywide Home Equity Loan Trust
               Series 2002-B Cl. A1
     681       1.370%--04/15/2028(1,2)......................       681
             Discover Card Master Trust I
               Pass Thru Certificate
               Series 1999-6 Cl. A
   2,500       6.850%--07/17/2007(1)........................     2,654

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             GE Capital Mortgage Services Inc.
               Series 1999-HE1 Cl. A5
 $   216       6.285%--08/25/2026...........................  $    217
             Harley-Davidson Motorcycle Trust
               Series 2001-2 Cl. A1
      69       3.770%--04/17/2006(1)........................        69
             Honda Auto Receivables Owner Trust
               Series 2002-4 Cl. A3
   3,000       2.190%--09/15/2006(1)........................     3,021
             Illinois Power Special Purpose Trust
               Series 1998-1 Cl. A5
   1,994       5.380%--06/25/2007...........................     2,061
             Long Beach Mortgage Loan Trust
               Series 2001-2 Cl. M1
   2,000       1.680%--07/25/2031(2)........................     2,002
             MBNA Master Credit Card Trust USA
               Series 1999-G Cl. B
   1,275       6.600%--12/15/2006...........................     1,321
             Navistar Financial Corp Owner Trust
               Series 2001-A Cl. A4
   1,675       5.420%--05/15/2008...........................     1,718
             Option One Mortgage Loan Trust
               Series 2003-6 Cl. M2
   2,000       2.600%--11/25/2033(2)........................     2,000
             Providian Home Equity Loan Trust
               Series 1999-1 Cl. A
   1,152       1.410%--06/25/2025(1,2)......................     1,154
             Residential Asset Securities Corp.
               Series 2002-KS6 Cl. AI2
   1,000       3.090%--11/25/2022...........................     1,009
               Series 1999-KS2 Cl. AI7
   2,000       7.390%--06/25/2028(1)........................     2,070
               Series 2000-KS3 Cl. AI4
   1,632       8.035%--09/25/2028(1)........................     1,663
               Series 2001-KS3 Cl. MII1
   3,000       1.670%--09/25/2031(1,2)......................     3,008
                                                              --------
                                                                 7,750
                                                              --------
             Saxon Asset Securities Trust
               Series 1999-2 Cl. MV2
   1,197       2.070%--05/25/2029(1,2)......................     1,194
             Standard Credit Card Master Trust
               Series 1995-1 Cl. B
   2,000       8.450%--01/07/2007(1)........................     2,158
             Structured Asset Securities Corp.
               Series 2002-1A Cl. 2A1
   1,195       2.587%--02/25/2032(1,2)......................     1,206
             The Money Store Home Equity Trust
               Series 1998-A Cl. AF8
   1,771       6.245%--05/15/2010(1)........................     1,791
             Toyota Auto Receivables Owner Trust
               Series 2002-C Cl. A3
   2,000       2.650%--11/15/2006(1)........................     2,020

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Vanderbilt Mortgage Finance
               Series 2002-C Cl. A1F
 $ 1,973       2.550%--01/07/2010(1)........................  $  1,981
               Series 2001-A Cl. A2
   1,276       6.120%--02/07/2015(1)........................     1,283
                                                              --------
                                                                 3,264
                                                              --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $52,378)............................................    52,268
                                                              --------

COLLATERALIZED MORTGAGE OBLIGATIONS--17.1%
             Bank American Mortgage Securities Inc.
               Pass Thru Certificates
               Series 2001-F Cl. B1
   1,748       5.500%--11/25/2031(1,2)......................     1,747
               Series 2003-1 Cl. 1A4
   1,750       5.000%--02/25/2033(1)........................     1,768
                                                              --------
                                                                 3,515
                                                              --------
             Countrywide Home Loans Inc.
               Pass Thru Certificate
               Series 2001-9 Cl. A4
   1,498       6.750%--06/25/2031(1)........................     1,498
             Federal Home Loan Mortgage Corp.
     255       5.000%--01/15/2013(1)........................       256
   1,338       6.500%--02/15/2023(1)........................     1,369
   1,181       6.500%--11/15/2027(1)........................     1,185
                                                              --------
                                                                 2,810
                                                              --------
             Federal National Mortgage Association
               Series 2002-W6 Cl.1A3
   1,500       4.320%--11/25/2034...........................     1,529
             FHLMC Structured Pass Through Securities
   1,387       1.770%--06/15/2007(1)........................     1,385
   1,034       2.910%--08/27/2007(1)........................     1,038
   1,409       1.724%--04/15/2008(1)........................     1,408
                                                              --------
                                                                 3,831
                                                              --------
             Harborview Mortgage Loan Trust
               Series 2001-1 Cl. B2
     664       7.000%--02/19/2031(1,4)......................       682
             Wells Fargo Mortgage Securities Trust
               Pass-Thru Certificates
               Series 2002-9 Cl. B2
   2,171       6.250%--06/25/2032(1)........................     2,190
               Series 2002-C Cl. B1
     884       4.980%--07/25/2032(2)........................       883
               Series 2002-C Cl. B2
     251       4.980%--07/25/2032(2)........................       251
               Series 2003 Cl. 2A1
   1,482       5.000%--02/25/2033(1)........................     1,489
                                                              --------
                                                                 4,813
                                                              --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $18,748)............................................    18,678
                                                              --------

U.S. GOVERNMENT OBLIGATIONS--43.9%
(Cost $48,051)
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
             U.S. Treasury Notes
 $48,000       1.500%--02/28/2005(1)........................  $ 48,056
                                                              --------

OPTIONS--0.0%
(Cost $85)
 NO. OF
CONTRACTS
----------------------------------------------------------------------
             Eurodollar Futures
     625       Expire 12/2003...............................         3
                                                              --------

SHORT-TERM INVESTMENTS--10.7%
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2003 due November 3,
               2003 at 0.90% collateralized by a U.S.
               Treasury Note 1.625% January 31, 2005, par
               value of $11,600 (repurchase proceeds of
 $11,446       $11,447 when closed on November 3, 2003).....    11,446
                                                              --------
U.S. TREASURY BILLS
             U.S. Treasury Bills
     300       1.025%--02/05/2004(1)........................       299
                                                              --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $11,745)............................................    11,745
                                                              --------
TOTAL INVESTMENTS--119.5%
  (Cost $131,007)...........................................   130,750
CASH AND OTHER ASSETS, LESS LIABILITIES--(19.5)%............   (21,339)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $109,411
                                                              ========

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2003 ARE AS FOLLOWS:

                                                                                AGGREGATE                             UNREALIZED
                                                            NUMBER OF          FACE VALUE                            APPRECIATION
DESCRIPTION                                                 CONTRACTS            (000S)         EXPIRATION DATE         (000S)
-----------                                              ----------------      -----------      ---------------      ------------
Eurodollar Futures (Buy)...........................             10               $2,500             Dec-04                $1
                                                                                                                     ============

WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 2003 ARE AS FOLLOWS:

                                                         NUMBER OF                                                     VALUE
DESCRIPTION                                           SHARES/CONTRACTS      STRIKE PRICE      EXPIRATION DATE          (000S)
-----------                                           ----------------      ------------      ---------------      --------------
Eurodollar Futures (Call) (premiums received of
  $18)..........................................            250                $98.00             Dec-03                $(3)
                                                                                                                   ==============

------------

1 At October 31, 2003, securities held by the Fund, with an aggregate market value of $60,606, were pledged to cover margin requirements for open futures contracts, and written options on futures contracts. (See Note 2 to the Financial Statements.)

2 Floating rate security. The stated rate represents the rate in effect at October 31, 2003.

3 REMICS are CMOs which can hold mortgages secured by any type of real property and issue multi-class securities backed by those mortgages.

4 Variable rate security. The stated rate represents the rate in effect at October 31, 2003.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR MONEY MARKET FUND
MANAGERS' COMMENTARY (UNAUDITED)

--------------------------------------------------------------------------------
SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
                                    (PHOTO)
                                  DAVID MARMON
                               Portfolio Manager
                                    (PHOTO)
                                 KEN O'DONNELL
                               Portfolio Manager
INVESTMENT GOAL
Current income. The fund intends to maintain a stable share price of $1.

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987

RETIREMENT CLASS
Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the 12-month period ended October 31, 2003, short-term interest rates, as measured by 90-day U.S. Treasury bills, fell by approximately 50 basis points. By the end of the period, annualized yields had declined to just under 1%, their lowest levels in over 40 years. The Harbor Money Market Fund Institutional Class return of 0.88% was below that of the 90-day Treasury bill.

During the past year, the Federal Reserve continued to use monetary policy to stimulate the economy. In June the Federal Reserve Board reduced the Federal Funds target rate by an additional 25 basis points to 1%.

The last 12 months have made for an extremely volatile investment environment, as the market now anticipates that the Federal Reserve will have to raise rates from the current lows as the economy shows signs of recovery. However, despite signs that the U.S. economy expanded at a surprising annualized rate of 8.2% during the third quarter, the Fed most likely will not increase the Fed Funds target rate until there is sufficient evidence that an economic recovery is well underway and will not be easily derailed.

The Harbor Money Market Fund's weighted average maturity was increased at the beginning of calendar year 2003 as it became apparent that the Federal Reserve would not be raising short-term rates amidst increasing uncertainty surrounding the imminent war with Iraq. The longer average maturity, combined with investments in high quality commercial paper and certificates of deposit, contributed positively to performance during the year. During the last few months of the fiscal period, we established a small position in asset-backed securities. These instruments offer modest incremental yields.

The Fund continues to follow a conservative approach with regard to security selection and duration management, and will continue to invest in money market securities of only the highest credit quality. We believe that the Federal Reserve will maintain an accommodative policy stance for a considerable period, not raising short-term rates until at least the second quarter of 2004, and will position the Fund accordingly.

GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1993 through 10-31-2003
(HARBOR MONEY MARKET FUND GRAPH)

                                                   MONEY MARKET - INST         MONEY MARKET - RET                T-BILLS
                                                   -------------------         ------------------                -------
Oct-94                                                  10352.80                    10326.90                    10388.80
Oct-95                                                  10938.80                    10884.20                    10988.80
Oct-96                                                  11495.00                    11409.00                    11572.50
Oct-97                                                  12082.20                    11961.90                    12184.60
Oct-98                                                  12710.40                    12552.40                    12811.70
Oct-99                                                  13323.30                    13124.80                    13411.80
Oct-00                                                  14120.80                    13875.70                    14207.40
Oct-01                                                  14802.90                    14509.70                    14843.40
Oct-02                                                  15038.10                    14703.40                    15104.20
Oct-03                                                  15170.90                    14703.40                    15272.20

TOTAL RETURNS
For the periods ended 10-31-2003

                                              Annualized
                                      ---------------------------      Final Value
                                        1          5         10        of a $10,000
                                      Year       Years      Years       Investment
     ------------------------------------------------------------------------------
     MONEY MARKET
            Institutional Class       0.88%      3.60%      4.26%        $15,171
            Retirement Class*         0.00       3.21       3.93         $14,703
     ------------------------------------------------------------------------------
     COMPARATIVE INDEX
            T-Bills                   1.11%      3.58%      4.33%        $15,272
     ------------------------------------------------------------------------------
     CURRENT YIELD FOR PERIODS ENDED 09-30-2003
     Institutional Class                7 Days:  0.74%      30 Days:  0.73%
     Retirement Class*                  7 Days:  0.00%      30 Days:  0.00%
     ------------------------------------------------------------------------------

The graph compares a $10,000 investment in the Fund with the performance of the 90-Day U.S. Treasury Bills. The Fund's performance includes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund's adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns, and without these waivers, the returns may have been lower. The waivers may be discontinued at any time without notice. The current yield more closely reflects the current earnings of the Fund than the total return. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Retirement Class. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

* The October 2003 return and the 7-day and 30-day yields as of September 2003 for the Money Market Retirement Class were 0% because the class had assets of only $9.00 and did not earn income. The following returns are hypothetical as of 10-31-2003 based on the performance of the Money Market Institutional Class shares, restated for the higher expense ratio of the Retirement Class shares. These returns approximate the return of the Money Market Retirement Class if there were more assets. Annualized Total Return: 1 Yr: 0.63%; 5 Yr.: 3.35%; 10
  Yr.: 4.01%. As of 09-30-2003: Current Yield 7-day: 0.49%; 30-day: 0.48%.

                                  FIXED INCOME

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2003

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash of -0.7%)

    Repurchase Agreement
                                             3.9
    Asset-Backed Securities
                                             5.1
    Bank Obligations
                                             25.3
    Government Agencies
                                             25.3
    Commercial Paper
                                             41.1

ASSET-BACKED SECURITIES--5.1%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             John Deere Owner Trust
               Series 2003-1 Cl. A1
 $1,200        1.081%--08/13/2004...........................  $  1,200
             USAA Auto Owner Trust
               Series 2003-1 Cl. A1
  1,319        1.052%--07/15/2004...........................     1,318
             Volkswagen Auto Loan Enhanced Trust
               Series 2003-1 Cl. A1
  1,289        1.005%--07/20/2004...........................     1,288
             Whole Auto Loan Trust
               Series 2003-1 Cl. A1
  2,581        1.100%--09/15/2004...........................     2,581
                                                              --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $6,387).............................................     6,387
                                                              --------

BANK OBLIGATIONS--25.3%
             Bank of Montreal
  5,000        1.050%--12/08/2003...........................     5,000
             Barclays Bank plc
  5,500        1.040%--12/09/2003...........................     5,500
             Chase Manhattan Bank USA
  6,000        1.040%--11/13/2003...........................     6,000
             Deutsche Bank AG
  5,000        1.060%--01/07/2004...........................     5,000
             Lloyds Bank plc
  5,000        1.080%--02/17/2004...........................     5,000
             Wells Fargo Bank
  5,500        1.060%--11/18/2003...........................     5,500
                                                              --------
TOTAL BANK OBLIGATIONS
  (Cost $32,000)............................................    32,000
                                                              --------

COMMERCIAL PAPER--41.1%

PRINCIPAL
AMOUNT                                                        VALUE
(000S)                                                        (000S)
----------------------------------------------------------------------
             ABN Amro North America
 $6,000        1.030%--12/10/2003...........................  $  5,993
             ANZ Inc.
  6,000        1.040%--12/09/2003...........................     5,993
             BMW Capital Corp.
  6,000        1.020%--11/03/2003...........................     6,000
             CBA Finance Inc.
  5,000        1.040%--11/28/2003...........................     4,996
             Danske Corp.
  6,000        1.044%--11/12/2003...........................     5,998
             Societe Generale North America Inc.
  6,000        1.030%--11/10/2003...........................     5,998
             Svenska Handelsbanken Ab
  6,000        1.050%--12/30/2003...........................     5,990
             UBS Finance Inc.
  6,000        1.040%--11/03/2003...........................     6,000
             WestpacTrust Securities NZ Ltd.
  5,000        1.063%--11/24/2003...........................     4,997
                                                              --------
TOTAL COMMERCIAL PAPER
  (Cost $51,965)............................................    51,965
                                                              --------

GOVERNMENT AGENCIES--25.3%
             Federal Home Loan Bank
  6,000        1.044%--11/07/2003...........................     5,999
             Federal Home Loan Mortgage Corp.
  6,000        1.050%--11/26/2003...........................     5,996
  7,000        1.270%--03/25/2004...........................     6,964
                                                              --------
                                                                12,960
                                                              --------
             Federal National Mortgage Association
  7,000        1.130%--11/19/2003...........................     6,996
  5,987        0.970%--12/11/2003...........................     5,981
                                                              --------
                                                                12,977
                                                              --------
TOTAL GOVERNMENT AGENCIES
  (Cost $31,936)............................................    31,936
                                                              --------

REPURCHASE AGREEMENT--3.9%
(Cost $4,908)
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2003 due November 3,
               2003 at 0.90% collateralized by a U.S.
               Treasury Note 1.625% January 31, 2005, par
               value of $4,975 (repurchase proceeds of
  4,908        $4,908 when closed on November 3, 2003)......     4,908
                                                              --------
TOTAL INVESTMENTS--100.7%
  (Cost $127,196)(1)........................................   127,196
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.7%).............      (849)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $126,347
                                                              ========

------------

1  The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES--OCTOBER 31, 2003

(All amounts in Thousands, except per share amounts)

                                                                HARBOR             HARBOR            HARBOR             HARBOR
                                                            HIGH-YIELD BOND         BOND         SHORT DURATION      MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost*........................        $56,152          $1,626,138         $131,007           $127,196
=================================================================================================================================
Investments, at value...................................        $57,165          $1,557,975         $119,304           $122,288
Repurchase agreements...................................          2,051              89,579           11,446              4,908
Cash....................................................             --                 119                1                  1
Receivables for:
  Investments sold......................................          1,524             161,273              645                 --
  Capital shares sold...................................              2               2,512              420                 58
  Dividends.............................................              4                  --               --                 --
  Interest..............................................          1,256               6,925              411                 37
  Open forward currency contracts.......................             --                 315               --                 --
  Swap agreements, at value (cost: $0; $1,839; $0;
    $0).................................................             --               2,236               --                 --
  Variation margin on futures contracts.................             --               1,019                1                 --
Other assets............................................              1                  12               11                 12
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS......................................         62,003           1,821,965          132,239            127,304
LIABILITIES
Payables for:
  Investments purchased.................................          2,015             233,227            9,749                 --
  Capital shares reacquired.............................              2               4,152           13,047                928
  Dividends to shareholders.............................             --                  --               --                  1
  Investments sold short, at value (proceeds: $0;
    $8,925; $0; $0).....................................             --               9.097               --                 --
  Written options, at value (premiums received $0;
    $4,173; $3; $0).....................................             --               3,073                3                 --
  Interest on swap agreements...........................             --                 195               --                 --
Accrued expenses:
  Management fees.......................................              9                 603               20                 16
  12b-1 fees............................................              1                   2               --                 --
  Trustees fees.........................................             --                   8               --                 --
  Transfer agent fees...................................              3                  58                5                  8
  Other.................................................             24                  40                4                  4
  TBA sale commitments at value (proceeds receivable $0;
    $32,660; $0; $0)....................................             --              32,762               --                 --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.................................          2,054             283,217           22,828                957
NET ASSETS..............................................        $59,949          $1,538,748         $109,411           $126,347
=================================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital.......................................        $56,140          $1,497,830         $117,039           $126,347
  Undistributed/(overdistributed) net investment
    income..............................................            393                (483)             796                 --
  Accumulated net realized gain/(loss)..................            352              11,395           (8,183)                --
  Unrealized appreciation/(depreciation) of investments
    and translation of assets and liabilities in foreign
    currencies..........................................          3,064              22,625             (242)                --
  Unrealized appreciation of futures and forward
    contracts...........................................             --               7,381                1                 --
---------------------------------------------------------------------------------------------------------------------------------
                                                                $59,949          $1,538,748         $109,411           $126,347
=================================================================================================================================
 NET ASSET VALUE PER SHARE BY CLASS:(1)
INSTITUTIONAL CLASS
Net assets..............................................        $57,727          $1,528,285         $109,411           $126,347
Shares of beneficial interest...........................          5,200             128,496           12,763            126,347
Net asset value per share...............................        $ 11.10          $    11.89         $   8.57           $   1.00
RETIREMENT CLASS
Net assets..............................................        $     7          $   10,463         $     --           $     --
Shares of beneficial interest...........................              1                 880               --                 --
Net asset value per share...............................        $ 11.10          $    11.89         $   8.57           $   1.00
INVESTOR CLASS
Net assets..............................................        $ 2,215                 N/A              N/A                N/A
Shares of beneficial interest...........................            199                 N/A              N/A                N/A
Net asset value per share...............................        $ 11.11                 N/A              N/A                N/A

------------

*  Including repurchase agreements and short-term investments.

1 Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2003

(All amounts in Thousands)

                                                                 HARBOR             HARBOR           HARBOR             HARBOR
                                                           HIGH-YIELD BOND(1)        BOND        SHORT DURATION      MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends............................................          $   21            $     --         $    --             $   --
  Interest:
    Unaffiliated companies.............................           2,567              60,992           4,604              1,777
    Affiliated companies...............................              --                  79(a)           --                 --
  Foreign taxes withheld...............................              --                  --              --                 --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..............................           2,588              61,071           4,604              1,777
OPERATING EXPENSES:
  Management fees......................................             239               7,605             430                427
  12b-1 fees:
    Retirement Class...................................              --                  11              --                 --
    Investor Class.....................................               1                 N/A             N/A                N/A
  Shareholder communications...........................              30                 213              10                 31
  Custodian fees.......................................              62                 303              50                 45
  Transfer agent fees:
    Institutional Class................................              32               1,327             125                125
    Retirement Class...................................              --                   4              --                 --
    Investor Class.....................................               2                 N/A             N/A                N/A
  Professional fees....................................              21                  66               6                  6
  Trustees fees and expenses...........................               1                  33               3                  3
  Registration fees....................................              93                 145              53                 58
  Miscellaneous........................................               5                  42               2                  4
---------------------------------------------------------------------------------------------------------------------------------
    Total operating expenses...........................             486               9,749             679                699
  Management fees waived...............................            (141)               (309)           (143)              (170)
  12b-1 fees waived....................................              --                  --              --                 --
  Transfer fees waived.................................              (8)               (533)            (19)               (20)
  Other expenses waived................................             (15)                 --              --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net operating expenses...............................             322               8,907             517                509
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)...........................           2,266              52,164           4,087              1,268
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
    Investments........................................             352              17,428             388                 --
    Foreign currency transactions......................              --              (5,394)             --                 --
    Swap agreements....................................              --             (10,201)             --                 --
    Futures contracts..................................              --              11,127             (85)                --
    Written options....................................              --               3,398              --                 --
  Change in net unrealized appreciation/(depreciation)
    of:
    Investments........................................           3,064              17,918          (1,752)                --
    Swap agreements....................................              --               4,126              --                 --
    Futures contracts..................................              --                (714)              1                 --
    Forward currency contracts.........................              --                 500              --                 --
    Translation of assets and liabilities in foreign
      currencies.......................................              --               1,437              --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions...........           3,416              39,625          (1,448)                --
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS.........................................          $5,682            $ 91,789         $ 2,639             $1,268
=================================================================================================================================

1  For the period December 1, 2002 (inception) to October 31, 2003.

a  The Harbor Bond Fund no longer holds any securities of an affiliated company.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                    HARBOR
                                                                HIGH-YIELD BOND
                                                                ---------------
                                                                  DECEMBER 1,
                                                                    2002(A)
                                                                    THROUGH
                                                                  OCTOBER 31,
                                                                     2003
-------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)..............................        $ 2,266
  Net realized gain/(loss) on investments, foreign currency
    transactions and swap agreements........................            352
  Net unrealized appreciation/(depreciation) of
    investments.............................................          3,064
-------------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................          5,682
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Institutional Class.....................................         (1,840)
    Retirement Class........................................             --
    Investor Class..........................................            (33)
  Net realized gain on investments
    Institutional Class.....................................             --
    Retirement Class........................................             --
    Investor Class..........................................             --
-------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....................         (1,873)
-------------------------------------------------------------------------------
NET INCREASE/(DECREASE) DERIVED FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5).....................................         56,140
-------------------------------------------------------------------------------
  Net increase/(decrease) in net assets.....................         59,949
NET ASSETS:
  Beginning of period.......................................             --
-------------------------------------------------------------------------------
  END OF PERIOD*............................................        $59,949
===============================================================================
*  Includes undistributed/(over-distributed) net investment
   income of:...............................................        $   393

------------

a  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

                HARBOR                            HARBOR                            HARBOR
                 BOND                         SHORT DURATION                     MONEY MARKET
    -------------------------------   -------------------------------   -------------------------------
    NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,
       2002                2001          2002                2001          2002                2001
      THROUGH             THROUGH       THROUGH             THROUGH       THROUGH             THROUGH
    OCTOBER 31,         OCTOBER 31,   OCTOBER 31,         OCTOBER 31,   OCTOBER 31,         OCTOBER 31,
       2003                2002          2003                2002          2003                2002
-------------------------------------------------------------------------------------------------------
    $   52,164          $   49,691     $  4,087            $  4,204      $  1,268            $  2,661
        16,358              53,145          303                 414            --                  --
        23,267             (33,940)      (1,751)               (547)           --                  --
-------------------------------------------------------------------------------------------------------
        91,789              68,896        2,639               4,071         1,268               2,661
-------------------------------------------------------------------------------------------------------
       (72,197)            (45,135)      (4,431)             (4,396)       (1,268)             (2,661)
          (136)                 --           --                  --            --                  --
           N/A                 N/A          N/A                 N/A           N/A                 N/A
       (30,550)            (22,765)          --                  --            --                  --
            (2)                 --           --                  --            --                  --
           N/A                 N/A          N/A                 N/A           N/A                 N/A
-------------------------------------------------------------------------------------------------------
      (102,885)            (67,900)      (4,431)             (4,396)       (1,268)             (2,661)
-------------------------------------------------------------------------------------------------------
       179,913             332,383      (41,871)             27,440       (30,099)            (12,388)
-------------------------------------------------------------------------------------------------------
       168,817             333,379      (43,663)             27,115       (30,099)            (12,388)
     1,369,931           1,036,552      153,074             125,959       156,446             168,834
-------------------------------------------------------------------------------------------------------
    $1,538,748          $1,369,931     $109,411            $153,074      $126,347            $156,446
=======================================================================================================
    $     (483)         $   27,142     $    796            $    173      $     --            $     --

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                        INCOME FROM INVESTMENT OPERATIONS
                                                                   --------------------------------------------
                                                                                         NET REALIZED AND
                                                                                     UNREALIZED GAINS/(LOSSES)
                                                      NET ASSET                           ON INVESTMENTS,
                                                        VALUE           NET         FUTURES CONTRACTS, OPTIONS,    TOTAL FROM
                                                      BEGINNING     INVESTMENT          SWAP AGREEMENTS AND        INVESTMENT
YEAR/PERIOD ENDED                                     OF PERIOD    INCOME/(LOSS)    FOREIGN CURRENCY CONTRACTS     OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
HARBOR HIGH-YIELD BOND FUND
INSTITUTIONAL CLASS
  October 31, 2003(1).............................     $10.00         $  .56(c)                $1.03                  $1.59
RETIREMENT CLASS
  October 31, 2003(1).............................     $10.00         $  .47(c)                $1.10                  $1.57
INVESTOR CLASS
  October 31, 2003(1).............................     $10.00         $  .50(c)                $1.07                  $1.57
------------------------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $11.98         $  .41(c)                $ .36                  $ .77
  October 31, 2002................................      12.05            .50(c)                  .17                    .67
  October 31, 2001................................      11.00            .56(c)                 1.08                   1.64
  October 31, 2000................................      10.85            .57(c)                  .15                    .72
  October 31, 1999................................      11.82            .58(c)                 (.49)                   .09
RETIREMENT CLASS
  October 31, 2003(2).............................     $11.98         $  .55(c)                $ .19                  $ .74
------------------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $ 8.69         $  .24(c)                $(.10)                 $ .14
  October 31, 2002................................       8.69            .30(c)                  .01                    .31
  October 31, 2001................................       8.51            .45(c)                  .19                    .64
  October 31, 2000................................       8.56            .55(c)                 (.04)                   .51
  October 31, 1999................................       8.69            .46(c)                 (.15)                   .31
RETIREMENT CLASS
  October 31, 2003(2).............................     $ 8.69         $(9.26)(c)               $9.39                  $ .13
------------------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
INSTITUTIONAL CLASS
  October 31, 2003................................     $ 1.00         $   --                   $  --                  $  --
  October 31, 2002................................       1.00            .02(c)                   --                    .02
  October 31, 2001................................       1.00            .05(c)                   --                    .05
  October 31, 2000................................       1.00            .06(c)                   --                    .06
  October 31, 1999................................       1.00            .05(c)                   --                    .05
RETIREMENT CLASS
  October 31, 2003(2).............................     $ 1.00         $   --                   $  --                  $  --
------------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                    ------------------------------
                                                    DIVIDENDS      DISTRIBUTIONS
                                                     FROM NET         FROM NET
                                                    INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                     INCOME      CAPITAL GAINS(3)
------------------------------------------------------------------------------------------------------------------------------
HARBOR HIGH-YIELD BOND FUND
INSTITUTIONAL CLASS
  October 31, 2003(1).............................    $(.49)            $  --
RETIREMENT CLASS
  October 31, 2003(1).............................    $(.47)            $  --
INVESTOR CLASS
  October 31, 2003(1).............................    $(.46)            $  --
------------------------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $(.60)            $(.26)
  October 31, 2002................................     (.47)             (.27)
  October 31, 2001................................     (.52)             (.07)
  October 31, 2000................................     (.57)               --
  October 31, 1999................................     (.55)             (.51)
RETIREMENT CLASS
  October 31, 2003(2).............................    $(.57)            $(.26)
------------------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $(.26)            $  --
  October 31, 2002................................     (.31)               --
  October 31, 2001................................     (.46)               --
  October 31, 2000................................     (.56)               --
  October 31, 1999................................     (.44)               --
RETIREMENT CLASS
  October 31, 2003(2).............................    $(.25)            $  --
------------------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
INSTITUTIONAL CLASS
  October 31, 2003................................    $  --             $  --
  October 31, 2002................................     (.02)               --
  October 31, 2001................................     (.05)               --
  October 31, 2000................................     (.06)               --
  October 31, 1999................................     (.05)               --
RETIREMENT CLASS
  October 31, 2003(2).............................    $  --             $  --
------------------------------------------------------------------------------------------------------------------------------

1  For the period December 1, 2002 (inception) through October 31, 2003.

2  Commenced operations November 1, 2002.

3  Includes both short-term and long-term capital gains.

4  Percentage does not reflect reduction for credit balance arrangements (See
   Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver, if any, of a portion of its management fees and/or other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

e  Assets in this class were too small to incur any income or expense.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME


                                                                                                  RATIO OF         RATIO OF
                                                                        RATIO OF                 OPERATING        OPERATING
                                                                        OPERATING               EXPENSES NOT     EXPENSES NET
                      NET ASSET                      NET ASSETS        EXPENSES TO               IMPOSED TO     OF ALL OFFSETS
        TOTAL           VALUE       TOTAL           END OF PERIOD        AVERAGE                  AVERAGE         TO AVERAGE
    DISTRIBUTIONS   END OF PERIOD   RETURN             (000S)       NET ASSETS (%)(4)          NET ASSETS (%)   NET ASSETS (%)
------------------------------------------------------------------------------------------------------------------------------

       $ (.49)         $11.10       16.16%(b,d)      $   57,727              .93%(a,c)               .47%(a)          .93%(a,c)
       $ (.47)         $11.10       16.12%(b,d)      $        7             1.08%(a,c)               .47%(a)         1.08%(a,c)
       $ (.46)         $11.11       15.93%(b,d)      $    2,215             1.29%(a,c)               .47%(a)         1.29%(a,c)
------------------------------------------------------------------------------------------------------------------------------
       $ (.86)         $11.89        6.57%(d)        $1,528,285              .58%(c)                 .06%             .58%(c)
         (.74)          11.98        5.87(d)          1,369,931              .58(c)                  .08              .58(c)
         (.59)          12.05       15.35(d)          1,036,552              .56(c)                  .22              .56(c)
         (.57)          11.00        6.95(d)            717,255              .60(c)                  .21              .60(c)
        (1.06)          10.85         .85(d)            627,180              .61(c)                  .21              .60(c)
       $ (.83)         $11.89        6.40%(d)        $   10,463              .83%(c)                 .06%             .83%(c)
------------------------------------------------------------------------------------------------------------------------------
       $ (.26)         $ 8.57        1.70%(d)        $  109,411              .36%(c)                 .11%             .36%(c)
         (.31)           8.69        3.67(d)            153,074              .31(c)                  .13              .31(c)
         (.46)           8.69        7.73(d)            125,959              .28(c)                  .20              .27(c)
         (.56)           8.51        6.21(d)            125,032              .29(c)                  .20              .28(c)
         (.44)           8.56        3.68(d)            251,442              .28(c)                  .20              .28(c)
       $ (.25)         $ 8.57        1.39%(d)        $       --              .59%(c)                 .11%             .59%(c)
------------------------------------------------------------------------------------------------------------------------------
       $   --          $ 1.00         .88%(d)        $  126,347              .36%(c)                 .13%             .36%(c)
         (.02)           1.00        1.59(d)            156,446              .36(c)                  .12              .36(c)
         (.05)           1.00        4.83(d)            168,834              .38(c)                  .12              .38(c)
         (.06)           1.00        5.99(d)            105,893              .48(c)                  .12              .47(c)
         (.05)           1.00        4.82(d)             97,265              .46(c)                  .12              .46(c)
       $   --          $ 1.00          --%           $       --              N/A(e)                  N/A(e)           N/A(e)
------------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
         INCOME
       TO AVERAGE             PORTFOLIO
     NET ASSETS (%)          TURNOVER (%)
------------------------------------------------------------------------------------------------------------------------------
          6.63%(a,c)              82%(b)
          7.00%(a,c)              82%(b)
          6.73%(a,c)              29%(b)
------------------------------------------------------------------------------------------------------------------------------
          3.43%(c)               221%
          4.37(c)                293
          5.50(c)                531
          6.16(c)                494
          5.35(c)                271
          2.67%(c)               221%
------------------------------------------------------------------------------------------------------------------------------
          2.85%(c)               333%
          3.44(c)                154
          5.35(c)                246
          6.00(c)                478
          5.36(c)                578
          2.70%(c)               333%
------------------------------------------------------------------------------------------------------------------------------
           .89%(c)               N/A
          1.58(c)                N/A
          4.60(c)                N/A
          5.88(c)                N/A
          4.73(c)                N/A
           N/A(e)                N/A
------------------------------------------------------------------------------------------------------------------------------

                                  FIXED INCOME

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2003

(Currency in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of six domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; two international equity series:
Harbor International Fund and Harbor International Growth Fund; and four fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a "Fund" or the "Funds").

     The funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

SECURITY VALUATION

     Equity securities are valued at the last sale price on a national exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on a national exchange on the valuation day, or if no sale occurs, at the official bid price as determined as of the close of the primary exchange.

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by Harbor Capital Advisors, Inc. (the "Adviser"), which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.

     Securities for which there are no such prices, or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund's Rule 2a-7 procedures.

FUTURES CONTRACTS

     To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund), may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Growth Fund and Harbor International Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded. See Portfolio of Investments for open futures contracts held as of October 31, 2003.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Harbor Money Market Fund) may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms. See Note 3 for all outstanding written options as of October 31, 2003.

SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Capital Appreciation Fund, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA/WHEN-ISSUED PURCHASE COMMITMENTS

     Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

     The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

SHORT SALES

     Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities with its custodian sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

FOREIGN FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The maximum potential

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

REVERSE REPURCHASE AGREEMENTS

     Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value of not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. There were no reverse repurchase agreements outstanding at October 31, 2003. Activity in reverse repurchase agreements by Harbor Short Duration Fund for the year ended October 31, 2003 was as follows:

                                                                         MAXIMUM            AVERAGE DAILY       AVERAGE INTEREST
                                                      AVERAGE       AMOUNT OUTSTANDING    AMOUNT OUTSTANDING       RATE DURING
CATEGORY OF AGGREGATE SHORT-TERM BORROWINGS        INTEREST RATE    DURING THE PERIOD     DURING THE PERIOD        THE PERIOD
-------------------------------------------        -------------    ------------------    ------------------    ----------------
Reverse repurchase agreements with maturity
  dates less than 365 days                             1.55%              $3,922                 $72                  2.81%

     Average debt outstanding and average interest rate during the period is calculated based on calendar days.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Fund and Harbor International Growth Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES AND CLASS ALLOCATIONS

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

     Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2003 were as follows:

                                                                       PURCHASES                       SALES
                                                                ------------------------      ------------------------
                                                                   U.S.                          U.S.
                                                                GOVERNMENT      OTHER         GOVERNMENT      OTHER
                                                                ----------      -----         ----------      -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................    $       --    $3,784,836      $       --    $3,400,203
  Harbor Mid Cap Growth Fund................................            --        27,118              --        15,682
  Harbor Small Cap Growth Fund..............................            --       593,543              --       260,409
  Harbor Large Cap Value Fund...............................         8,176        68,886           6,788        34,326
  Harbor Mid Cap Value Fund.................................            --         5,785              --         4,012
  Harbor Small Cap Value Fund...............................         1,342       121,980              --         7,713
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................            --     1,723,671              --       844,866
  Harbor International Growth Fund..........................            --       506,553              --       564,733
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................            --        87,418              --        33,674
  Harbor Bond Fund..........................................     2,254,006       259,047       2,190,793       541,390
  Harbor Short Duration Fund................................       294,754       218,349         284,917       176,810

     The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

REDEMPTION IN-KIND TRANSACTIONS

     For the year ended October 31, 2003, Harbor Capital Appreciation Fund realized gains of $13,288 from in-kind redemptions of Fund shares.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED


SECURITIES LENDING

     Certain Funds may engage in securities lending. The loans are secured by collateral at least as equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund's behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at October 31, 2003, by Fund, are as follows:

                                                                 MARKET VALUE OF        COLLATERAL FOR
                            FUND                                SECURITIES ON LOAN    SECURITIES ON LOAN
                            ----                                ------------------    ------------------
Harbor Capital Appreciation Fund............................         $263,873              $272,678
Harbor Mid Cap Growth Fund..................................            6,931                 7,124
Harbor Large Cap Value Fund.................................              554                   559
Harbor Mid Cap Value Fund...................................            2,142                 2,189
Harbor International Fund...................................           41,641                44,121

WRITTEN OPTIONS

     Transactions in written options for the year ended October 31, 2003 are summarized as follows:

                                                                    OPTIONS WRITTEN
                                                                -----------------------
                                                                      SECURITIES
                                                                -----------------------
                                                                NUMBER OF    AGGREGATE
                                                                CONTRACTS    FACE VALUE
                                                                ---------    ----------
HARBOR CAPITAL APPRECIATION FUND
  Options outstanding at beginning of year..................      3,743        $ 374
  Options opened............................................      3,375          337
  Options closed/expired....................................     (7,118)        (711)
                                                                 ------        -----
  Open at 10/31/2003........................................         --        $  --
                                                                 ======        =====

                                               OPTIONS WRITTEN            OPTIONS WRITTEN            OPTIONS WRITTEN
                                           -----------------------    -----------------------    -----------------------
                                            JAPANESE YEN FUTURES        EURODOLLAR FUTURES        U.S. TREASURY FUTURES
                                           -----------------------    -----------------------    -----------------------
                                           NUMBER OF    AGGREGATE     NUMBER OF    AGGREGATE     NUMBER OF    AGGREGATE
                                           CONTRACTS    FACE VALUE    CONTRACTS    FACE VALUE    CONTRACTS    FACE VALUE
                                           ---------    ----------    ---------    ----------    ---------    ----------
HARBOR BOND FUND
  Options outstanding at beginning of
    year...............................         --         Y  --        1,476       E$18,255       1,363       $ 1,363
  Options opened.......................          4         4,000          811          2,028       6,126         6,126
  Options closed/expired...............         (4)       (4,000)      (1,554)        (3,885)     (6,720)       (6,720)
                                             -----       -------       ------       --------      ------       -------
  Open at 10/31/2003...................         --         Y  --          733       E$16,398         769       $   769
                                             =====       =======       ======       ========      ======       =======

                                              OPTIONS WRITTEN
                                         -------------------------
                                            SWAP OPTIONS--U.S.
                                         -------------------------
                                          NUMBER OF     AGGREGATE
                                          CONTRACTS     FACE VALUE
                                          ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of
    year...............................   53,200,000     $ 53,200
  Options opened.......................  139,200,000      139,200
  Options closed/expired...............  (61,200,000)     (61,200)
                                         -----------     --------
  Open at 10/31/2003...................  131,200,000     $131,200
                                         ===========     ========

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED


                                                                    OPTIONS WRITTEN
                                                                -----------------------
                                                                  EURODOLLAR FUTURES
                                                                -----------------------
                                                                NUMBER OF    AGGREGATE
                                                                CONTRACTS    FACE VALUE
                                                                ---------    ----------
HARBOR SHORT DURATION FUND
  Options outstanding at beginning of year..................         --       E$    --
  Options opened............................................        310          8,125
  Options closed/expired....................................        (60)        (7,500)
                                                                  -----       --------
  Open at 10/31/2003........................................        250       E$   625
                                                                  =====       ========

------------

E$ Eurodollar.

Y  Japanese Yen

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor Capital") is an indirect wholly-owned subsidiary of Robeco Groep, N.V. ("Robeco"). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. ("Rabobank Nederland") owns 100% of the shares of Robeco. Harbor Capital is the Trust's investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2003. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                                    VOLUNTARY
                                                                CONTRACTUAL RATE     WAIVER      ACTUAL RATE
                                                                ----------------    ---------    -----------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................          0.60%             --%         0.60%
  Harbor Mid Cap Growth Fund................................          0.75            0.20          0.55
  Harbor Small Cap Growth Fund..............................          0.75              --          0.75
  Harbor Large Cap Value Fund...............................          0.60              --          0.60
  Harbor Mid Cap Value Fund.................................          0.75            0.20          0.55
  Harbor Small Cap Value Fund...............................          0.75            0.20          0.55
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................          0.75%             --%         0.75%
  Harbor International Growth Fund..........................          0.75              --          0.75
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................          0.70%           0.50%         0.20%(a)
  Harbor Bond Fund..........................................          0.50            0.02          0.48
  Harbor Short Duration Fund................................          0.30            0.10          0.20
  Harbor Money Market Fund..................................          0.30            0.12          0.18

------------

a For the period December 1, 2002 through January 31, 2003, the annual percentage rate was 0.55%.

     Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

     The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $55 for the year ended October 31, 2003.

DISTRIBUTOR

     HCA Securities, Inc. ("HCA Securities"), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Funds' Retirement Class shares and Investor Class shares (collectively the "12b-1 Plans"). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of the

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

     Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities' actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities' expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

     The fees allocated to each Fund's respective class are shown on the accompanying Statement of Operations.

SHAREHOLDERS

     On October 31, 2003, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

                                                                 HARBOR CAPITAL,
                                                                HCA SECURITIES AND
                                                                 HARBOR TRANSFER
                                                                ------------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................             4,110
  Harbor Mid Cap Growth Fund................................           303,743
  Harbor Small Cap Growth Fund..............................             1,881
  Harbor Large Cap Value Fund...............................             7,652
  Harbor Mid Cap Value Fund.................................           202,213
  Harbor Small Cap Value Fund...............................             1,606
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................             2,757
  Harbor International Growth Fund..........................             4,011
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................                14
  Harbor Bond Fund..........................................            46,239
  Harbor Short Duration Fund................................            27,495
  Harbor Money Market Fund..................................        27,106,623

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund's Statement of Operations.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations.

CUSTODIAN

     Payments to the custodian may be reduced by credit balance arrangements applied to each portfolio. There were no reductions for the year ended October 31, 2003. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED


REDEMPTION FEE

     A 2.00% redemption fee is charged on shares of the Harbor International Fund and Harbor International Growth Fund that are redeemed within 60 days or less from their date of purchase. A 1.00% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within 9 months or less from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2003, the redemption fee proceeds were as follows:

FUND                                                          AMOUNT
----                                                          ------
Harbor International Fund...................................   $150
Harbor International Growth Fund............................     43
Harbor High-Yield Bond Fund.................................      3

NOTE 5--CAPITAL SHARE TRANSACTIONS

     Transactions in shares (000s) and dollars (000s) were as follows:

                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                         YEAR ENDED         YEAR ENDED              YEAR ENDED                  YEAR ENDED
                                      OCTOBER 31, 2003   OCTOBER 31, 2002        OCTOBER 31, 2003            OCTOBER 31, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR CAPITAL APPRECIATION FUND
  (SHARES)
  Shares sold.......................          75,172             83,590                   35                        1,803
  Shares issued in reinvestment of
    distributions...................             400                284                   --                           --
  Shares reacquired.................         (64,498)           (71,575)                  (1)                        (192)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................          11,074             12,299                   34                        1,611
                                         ===========        ===========              =======                     ========
HARBOR CAPITAL APPRECIATION FUND ($)
  Net proceeds from sale of
    shares..........................     $ 1,658,646        $ 2,158,700              $   844                     $ 40,797
  Reinvested in payment of
    distributions...................           8,078              8,354                   --                            5
  Cost of shares reacquired.........      (1,403,582)        (1,806,165)                 (16)                      (4,201)
                                         -----------        -----------              -------                     --------
  Net increase/decrease in net
    assets..........................     $   263,142        $   360,889              $   828                     $ 36,601
                                         ===========        ===========              =======                     ========
HARBOR MID CAP GROWTH FUND (SHARES)
  Shares sold.......................           4,618              1,478                    1                           82
  Shares issued in reinvestment of
    distributions...................              --                 --                   --                           --
  Shares reacquired.................          (2,470)            (1,036)                  --                          (47)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................           2,148                442                    1                           35
                                         ===========        ===========              =======                     ========
HARBOR MID CAP GROWTH FUND ($)
  Net proceeds from sale of
    shares..........................     $    22,827        $     8,019              $     6                     $    410
  Reinvested in payment of
    distributions...................              --                 --                   --                           --
  Cost of shares reacquired.........         (11,249)            (5,320)                  --                         (228)
                                         -----------        -----------              -------                     --------
  Net increase/decrease in net
    assets..........................     $    11,578        $     2,699              $     6                     $    182
                                         ===========        ===========              =======                     ========
HARBOR SMALL CAP GROWTH FUND
  (SHARES)
  Shares sold.......................          39,299             12,068                  398                        1,988
  Shares issued in fund merger &
    reverse stock split.............           7,597                 --                   --                           --
  Shares issued in reinvestment of
    distributions...................              --                 --                   --                           --
  Shares reacquired.................          (6,510)            (1,829)                 (26)                        (967)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................          40,386             10,239                  372                        1,021
                                         ===========        ===========              =======                     ========
HARBOR SMALL CAP GROWTH FUND ($)
  Net proceeds from sale of
    shares..........................     $   383,889        $   115,859              $ 4,207                     $ 18,842
  Net assets acquired from fund
    merger & reverse stock split....          65,746                 --                   --                           --
  Reinvested in payment of
    distributions...................              --                 --                   --                           --
  Cost of shares reacquired.........         (64,195)           (16,956)                (300)                     (10,298)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in net
    assets..........................     $   385,440        $    98,903              $ 3,907                     $  8,544
                                         ===========        ===========              =======                     ========

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--CAPITAL SHARE TRANSACTIONS--CONTINUED


                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                         YEAR ENDED         YEAR ENDED              YEAR ENDED                  YEAR ENDED
                                      OCTOBER 31, 2003   OCTOBER 31, 2002        OCTOBER 31, 2003            OCTOBER 31, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR LARGE CAP VALUE FUND (SHARES)
  Shares sold.......................           5,502              5,846                   --                          528
  Shares issued in reinvestment of
    distributions...................             132                 40                   --                            1
  Shares reacquired.................          (3,110)            (3,458)                  --                          (34)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................           2,524              2,428                   --                          495
                                         ===========        ===========              =======                     ========
HARBOR LARGE CAP VALUE FUND ($)
  Net proceeds from sale of
    shares..........................     $    65,776        $    80,102              $     5                     $  6,508
  Reinvested in payment of
    distributions...................           1,552                548                   --                           15
  Cost of shares reacquired.........         (37,537)           (45,079)                  --                         (415)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................     $    29,791        $    35,571              $     5                     $  6,108
                                         ===========        ===========              =======                     ========
HARBOR MID CAP VALUE FUND(2)
  (SHARES)
  Shares sold.......................             446                678                   --                           11
  Shares issued in reinvestment of
    distributions...................              --                 --                   --                           --
  Shares reacquired.................            (240)               (94)                  --                           (7)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................             206                584                   --                            4
                                         ===========        ===========              =======                     ========
HARBOR MID CAP VALUE FUND(2) ($)
  Net proceeds from sale of
    shares..........................     $     3,958        $     6,513              $    --                     $    101
  Reinvested in payment of
    distributions...................              --                 --                   --                           --
  Cost of shares reacquired.........          (2,132)              (838)                  --                          (58)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................     $     1,826        $     5,675              $    --                     $     43
                                         ===========        ===========              =======                     ========
HARBOR SMALL CAP VALUE FUND(3)
  (SHARES)
  Shares sold.......................          11,014              1,788                   --                          101
  Shares issued in reinvestment of
    distributions...................              --                 --                   --                           --
  Shares reacquired.................          (1,020)              (295)                  --                           (8)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................           9,994              1,493                   --                           93
                                         ===========        ===========              =======                     ========
HARBOR SMALL CAP VALUE FUND(3) ($)
  Net proceeds from sale of
    shares..........................     $   127,974        $    18,231              $     3                     $  1,196
  Reinvested in payment of
    distributions...................              --                 --                   --                           --
  Cost of shares reacquired.........         (11,677)            (2,936)                  --                          (82)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................     $   116,297        $    15,295              $     3                     $  1,114
                                         ===========        ===========              =======                     ========
HARBOR INTERNATIONAL FUND (SHARES)
  Shares sold.......................          66,868             38,662                  203                        2,680
  Shares issued in merger...........           1,703                 --                   --                           --
  Shares issued in reinvestment of
    distributions...................           4,069              4,394                   --                            1
  Shares reacquired.................         (44,011)           (36,007)                 (35)                        (954)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................          28,629              7,049                  168                        1,727
                                         ===========        ===========              =======                     ========
HARBOR INTERNATIONAL FUND ($)
  Net proceeds from sale of
    shares..........................     $ 1,911,758        $ 1,122,416              $ 5,693                     $ 80,425
  Net assets acquired from fund
    merger..........................          45,449                 --                   --                           --
  Net proceeds from redemption
    fees............................             149                 --                   --                            1
  Reinvested in payment of
    distributions...................         108,598            128,895                    2                           38
  Cost of shares reacquired.........      (1,243,328)        (1,048,409)              (1,067)                     (29,002)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in net
    assets..........................     $   822,626        $   202,902              $ 4,628                     $ 51,462
                                         ===========        ===========              =======                     ========

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--CAPITAL SHARE TRANSACTIONS--CONTINUED


                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                         YEAR ENDED         YEAR ENDED              YEAR ENDED                  YEAR ENDED
                                      OCTOBER 31, 2003   OCTOBER 31, 2002        OCTOBER 31, 2003            OCTOBER 31, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR INTERNATIONAL GROWTH FUND
  (SHARES)
  Shares sold.......................          50,695             29,302                   --                          198
  Shares issued in reinvestment of
    distributions...................             154                  7                   --                           --
  Shares reacquired.................         (59,616)           (43,118)                  --                         (149)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................          (8,767)           (13,809)                  --                           49
                                         ===========        ===========              =======                     ========
HARBOR INTERNATIONAL GROWTH FUND ($)
  Net proceeds from sale of
    shares..........................     $   334,845        $   231,836              $    --                     $  1,355
  Net proceeds from redemption
    fees............................              43                 --                   --                           --
  Reinvested in payment of
    distributions...................           1,015                 61                   --                           --
  Cost of shares reacquired.........        (398,756)          (341,376)                  --                       (1,026)
                                         -----------        -----------              -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................     $   (62,853)       $  (109,479)             $    --                     $    329
                                         ===========        ===========              =======                     ========
HARBOR HIGH-YIELD BOND FUND(4)
  (SHARES)
  Shares sold.......................           5,110                                       1                          283
  Shares issued in reinvestment of
    distributions...................             165          Not                         --                            3
  Shares reacquired.................             (75)      Applicable                     --                          (87)
                                         -----------                                 -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................           5,200                                       1                          199
                                         ===========                                 =======                     ========
HARBOR HIGH-YIELD BOND FUND(4) ($)
  Net proceeds from sale of
    shares..........................     $    53,039                                 $     6                     $  3,025
  Net proceeds from redemption
    fees............................               3          Not                         --                           --
  Reinvested in payment of
    distributions...................           1,764       Applicable                     --                           32
  Cost of shares reacquired.........            (808)                                     --                         (921)
                                         -----------                                 -------                     --------
  Net increase/(decrease) in shares
    outstanding.....................     $    53,998                                 $     6                     $  2,136
                                         ===========                                 =======                     ========
HARBOR BOND FUND (SHARES)
  Shares sold.......................          80,161             61,841                1,015
  Shares issued in reinvestment of
    distributions...................           7,879              5,326                   12                   Not
  Shares reacquired.................         (73,869)           (38,850)                (147)               Applicable
                                         -----------        -----------              -------
  Net increase/(decrease) in shares
    outstanding.....................          14,171             28,317                  880
                                         ===========        ===========              =======
HARBOR BOND FUND ($)
  Net proceeds from sale of
    shares..........................     $   959,569        $   727,422              $12,274
  Reinvested in payment of
    distributions...................          92,909             61,270                  138                   Not
  Cost of shares reacquired.........        (883,234)          (456,309)              (1,743)               Applicable
                                         -----------        -----------              -------
  Net increase/(decrease) in shares
    outstanding.....................     $   169,244        $   332,383              $10,669
                                         ===========        ===========              =======
HARBOR SHORT DURATION FUND (SHARES)
  Shares sold.......................          26,920             25,410                    3
  Shares issued in reinvestment of
    distributions...................             494                500                   --                   Not
  Shares reacquired.................         (32,275)           (22,777)                  (3)               Applicable
                                         -----------        -----------              -------
  Net increase/(decrease) in shares
    outstanding.....................          (4,861)             3,133                   --
                                         ===========        ===========              =======
HARBOR SHORT DURATION FUND ($)
  Net proceeds from sale of
    shares..........................     $   232,638        $   220,189              $    23
  Reinvested in payment of
    distributions...................           4,268              4,325                   --                   Not
  Cost of shares reacquired.........        (278,777)          (197,074)                 (23)               Applicable
                                         -----------        -----------              -------
  Net increase/(decrease) in net
    assets..........................     $   (41,871)       $    27,440              $    --
                                         ===========        ===========              =======

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--CAPITAL SHARE TRANSACTIONS--CONTINUED


                                          INSTITUTIONAL CLASS SHARES        RETIREMENT CLASS SHARES(1)   INVESTOR CLASS SHARES(1)
                                      -----------------------------------   --------------------------   ------------------------
                                         YEAR ENDED         YEAR ENDED              YEAR ENDED                  YEAR ENDED
                                      OCTOBER 31, 2003   OCTOBER 31, 2002        OCTOBER 31, 2003            OCTOBER 31, 2003
                                      ----------------   ----------------        ----------------            ----------------
HARBOR MONEY MARKET FUND (SHARES)
  Shares sold.......................         179,186            186,705                   --
  Shares issued in reinvestment of
    distributions...................           1,256              2,639                   --                   Not
  Shares reacquired.................        (210,541)          (201,732)                  --                Applicable
                                         -----------        -----------              -------
  Net increase/(decrease) in shares
    outstanding.....................         (30,099)           (12,388)                  --
                                         ===========        ===========              =======
HARBOR MONEY MARKET FUND ($)
  Net proceeds from sale of
    shares..........................     $   179,186        $   186,705              $    --
  Net assets acquired from fund
    merger & reverse stock split....           1,256              2,639                   --                   Not
  Reinvested in payment of
    distributions...................        (210,541)          (201,732)                  --                Applicable
                                         -----------        -----------              -------
  Cost of shares reacquired.........     $   (30,099)       $   (12,388)             $    --
                                         ===========        ===========              =======

------------

1  Commenced operations on November 1, 2002.

2  Commenced operations on March 1, 2002.

3  Commenced operations on December 14, 2001.

4  Commenced operations on December 1, 2002.

NOTE 6--TAX INFORMATION

     The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds' capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights exclude the following amounts reclassified for the year ended October 31, 2003:

                                                                UNDISTRIBUTED     ACCUMULATED
                                                                NET INVESTMENT    NET REALIZED
                                                                INCOME/(LOSS)     GAIN/(LOSS)     PAID-IN CAPITAL
                                                                --------------    ------------    ---------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................       $  (579)         $(12,713)         $13,292
  Harbor Mid Cap Growth Fund................................           133                --             (133)
  Harbor Small Cap Growth Fund..............................         2,110           (74,972)          72,862
  Harbor Large Cap Value Fund...............................            (3)                3               --
  Harbor Mid Cap Value Fund.................................            --                --               --
  Harbor Small Cap Value Fund...............................           148                --             (148)
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................        (8,251)          (17,317)          25,568
  Harbor International Growth Fund..........................           172              (172)              --
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................            --                --               --
  Harbor Bond Fund..........................................        (7,456)           (3,556)          11,012
  Harbor Short Duration Fund................................           968               214           (1,182)
  Harbor Money Market Fund..................................            --                --               --

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 6--TAX INFORMATION--CONTINUED

     The tax composition of distributions was as follows:

                                                                AS OF OCTOBER 31, 2003               AS OF OCTOBER 31, 2002
                                                           ---------------------------------    ---------------------------------
                                                                       LONG-TERM                            LONG-TERM
                                                           ORDINARY     CAPITAL                 ORDINARY     CAPITAL
                                                            INCOME       GAINS       TOTAL       INCOME       GAINS       TOTAL
                                                           --------    ---------     -----      --------    ---------     -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund.....................    $ 8,946          --      $  8,946    $ 9,070     $     --     $  9,070
  Harbor Mid Cap Growth Fund...........................         --          --            --         --           --           --
  Harbor Small Cap Growth Fund.........................         --          --            --         --           --           --
  Harbor Large Cap Value Fund..........................      1,691          --         1,691        570           --          570
  Harbor Mid Cap Value Fund............................         --          --            --         --           --           --
  Harbor Small Cap Value Fund..........................         --          --            --         --           --           --
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund............................     51,197      66,960       118,157     32,072      105,975      138,047
  Harbor International Growth Fund.....................      1,114          --         1,114         68           --           68
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund..........................      1,873          --         1,873         --           --           --
  Harbor Bond Fund.....................................     91,412      11,473       102,885     67,900           --       67,900
  Harbor Short Duration Fund...........................      4,432          --         4,432      4,396           --        4,396
  Harbor Money Market Fund.............................      1,268          --         1,268      2,661           --        2,661

     As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                UNDISTRIBUTED    UNDISTRIBUTED      UNREALIZED
                                                                  ORDINARY         LONG-TERM      APPRECIATION/
                                                                   INCOME        CAPITAL GAINS    (DEPRECIATION)
                                                                -------------    -------------    --------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................       $12,154          $    --         $  875,713
  Harbor Mid Cap Growth Fund................................            --               --              2,812
  Harbor Small Cap Growth Fund..............................            --               --            123,239
  Harbor Large Cap Value Fund...............................           419               --             24,460
  Harbor Mid Cap Value Fund.................................             9               --              1,018
  Harbor Small Cap Value Fund...............................            --               --             28,382
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................        90,579           86,237          1,687,279
  Harbor International Growth Fund..........................         2,230               --             31,661
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund...............................           746               --              3,064
  Harbor Bond Fund..........................................         5,441           15,744             19,900
  Harbor Short Duration Fund................................           796               --             (1,662)
  Harbor Money Market Fund..................................            36               --                 --

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 6--TAX INFORMATION--CONTINUED

     At October 31, 2003, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

                                                                   CAPITAL LOSS CARRYFORWARDS TO EXPIRE IN:
                                            --------------------------------------------------------------------------------------
                                             2004      2005      2006      2007      2008        2009          2010         2011
                                             ----      ----      ----      ----      ----        ----          ----         ----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund......    $   --    $   --    $   --    $   --    $   --    $1,535,346    $1,302,009    $393,182
  Harbor Mid Cap Growth Fund............        --        --        --        --        --         2,096         2,872         321
  Harbor Small Cap Growth Fund*.........        --        --        --        --        --            --        75,965          --
  Harbor Large Cap Value Fund...........        --        --        --        --        --        12,600        10,638       2,900
  Harbor Mid Cap Value Fund.............        --        --        --        --        --            --           292         268
  Harbor Small Cap Value Fund...........        --        --        --        --        --            --            22         219
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Growth Fund......        --        --        --        --        --       370,102       182,988          --
HARBOR FIXED INCOME FUND
  Harbor Short Duration Fund............     2,216        --     2,222     1,654        --            --            --         655


                                            TOTAL
                                            -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund......  $3,230,537
  Harbor Mid Cap Growth Fund............       5,289
  Harbor Small Cap Growth Fund*.........      75,965
  Harbor Large Cap Value Fund...........      26,138
  Harbor Mid Cap Value Fund.............         560
  Harbor Small Cap Value Fund...........         241
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Growth Fund......     553,090
HARBOR FIXED INCOME FUND
  Harbor Short Duration Fund............       6,747

------------

* As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2003 were as follows:

                                                                                        GROSS UNREALIZED           NET UNREALIZED
                                                                                 ------------------------------    APPRECIATION/
                                                              IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                              ---------------    ------------    --------------    --------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund........................      $5,520,380        $  948,255       $ (72,558)        $  875,697
  Harbor Mid Cap Growth Fund..............................          23,767             3,360            (548)             2,812
  Harbor Small Cap Growth Fund............................         532,295           128,856          (5,616)           123,240
  Harbor Large Cap Value Fund.............................         187,096            30,283          (5,823)            24,460
  Harbor Mid Cap Value Fund...............................           7,446             1,137            (119)             1,018
  Harbor Small Cap Value Fund.............................         138,995            28,436             (54)            28,382
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund...............................       3,750,398         1,847,090        (160,226)         1,686,864
  Harbor International Growth Fund........................         200,032            33,254          (1,601)            31,653
HARBOR FIXED INCOME FUNDS
  Harbor High-Yield Bond Fund.............................          56,152             3,107             (43)             3,064
  Harbor Bond Fund........................................       1,626,971            26,475          (5,892)            20,583
  Harbor Short Duration Fund..............................         132,511                83          (1,844)            (1,761)

     Both Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund designate 100% of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

     Pursuant to Section 852 of the Internal Revenue Code, the Harbor International Fund designates $72,996 and Harbor Bond Fund designates $14,077 as capital gain dividends for its year ended October 31, 2003.

     For the fiscal year ended October 31, 2003 certain dividends paid by the Harbor Large Cap Value Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the following or the maximum amount of $715. Complete tax information will be computed and reported in the 2003 Form 1099-DIV.

     Harbor International Fund and Harbor International Growth Fund designate $11,888 and $596, respectively, as foreign taxes paid, and $119,863 and $4,307, respectively, as foreign source income earned for Federal income tax purposes.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 6--TAX INFORMATION--CONTINUED

     The Form 1099-DIV a shareholder will receive in January, 2004 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2003.

NOTE 7--MERGER

     At a special meeting of shareholders held on October 22, 2002, the shareholders of Harbor Small Cap Growth Fund approved a merger of their Fund with and into Harbor Growth Fund and shareholders of Harbor International Fund II approved a merger of their Fund with and into Harbor International Fund.

     These mergers provided for the transfer of substantially all of the assets and liabilities of the acquired funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The mergers occurred after the close of business on October 31, 2002 and were accounted for as tax-free exchanges as follows:

                                                                                                 ACQUIRED FUND
                                                                                                   UNREALIZED        ACQUIRING FUND
    ACQUIRED                   ACQUIRING                SHARES ISSUED BY      ACQUIRED FUND      APPRECIATION/         NET ASSETS
   HARBOR FUND                HARBOR FUND                ACQUIRING FUND        NET ASSETS        (DEPRECIATION)      BEFORE MERGER
   -----------                -----------               ----------------      -------------      --------------      --------------
Small Cap Growth   Growth...........................         15,822             $103,951            $ (3,243)          $   65,746
International II   International....................          1,703               45,449             (13,205)           3,446,010


                   ACQUIRING FUND
    ACQUIRED         NET ASSETS
   HARBOR FUND      AFTER MERGER
   -----------     --------------
Small Cap Growth     $  169,697
International II      3,491,459

     In connection with the merger of the former Harbor Small Cap Growth Fund with and into Harbor Growth Fund, Harbor Fund's Board of Trustees, on behalf of Harbor Growth Fund, appointed Westfield Capital Management Company LLC (subadviser of the former Harbor Small Cap Growth Fund) as the subadviser of the Harbor Growth Fund, approved changes in certain policies of the Harbor Growth Fund and changed the name of the Harbor Growth Fund to "Harbor Small Cap Growth Fund," all of which were effective on November 1, 2002. William Muggia of Westfield Capital Management Company LLC continues as the portfolio manager of the merged and renamed "Harbor Small Cap Growth Fund." Accordingly, the former Harbor Small Cap Growth Fund is the accounting survivor of this merger and its historical performance for periods prior to October 31, 2002 will be used by the surviving fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Harbor Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Fund (the Trust) (comprising, respectively, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund) as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1999 were audited by other auditors whose report, dated December 14, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Fund at October 31, 2003, the results of their operations, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
December 5, 2003

HARBOR FUND
ADDITIONAL INFORMATION--(UNAUDITED)

TRUSTEES AND OFFICERS
(AS OF DECEMBER 2003)

Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Fund's Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfund.com.

                                                                                                NUMBER OF
                                TERM OF                                                       PORTFOLIOS IN
                              OFFICE AND                                                       FUND COMPLEX
NAME, ADDRESS AND (AGE)        LENGTH OF                 PRINCIPAL OCCUPATION(S)               OVERSEEN BY    OTHER DIRECTORSHIPS
POSITION(S) WITH FUND       TIME SERVED(1)              DURING PAST FIVE YEARS(2)                TRUSTEE        HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Howard P. Colhoun (68)                        Retired. General Partner, Emerging Growth             12                N/A
Trustee                     Since 1986        Partners, L.P. (investing in small companies)
  14114 Mantua Mill Road                      (1982-1996); Director, Storage U.S.A.
  Gylndon, MD 21071                           (1995-2003); and Vice President and Director
                                              of Mutual Funds, T. Rowe Price Associates,
                                              Inc. (prior to 1982).

John P. Gould (64)                            Director of Unext.com (1999-Present);                 12        Trustee of
Trustee                     Since 1994        President, Cardean University (1999-2001);                      Dimensional Fund
  332 S. Michigan Avenue                      Steven G. Rothmeier Professor (1996-Present)                    Advisors, Inc., 28
  13th Floor                                  and Distinguished Service Professor of                          series
  Chicago, IL 60604                           Economics, Graduate School of Business,                         (1986-Present); and
                                              University of Chicago (1984-Present, on                         Trustee and Chairman
                                              faculty since 1965); Trustee of Milwaukee                       Pegasus Funds
                                              Insurance (1997-Present); and Principal and                     (1996-1999)
                                              Executive Vice President of Lexecon Inc.
                                              (1994-Present).

Rodger F. Smith (62)                          Partner, Greenwich Associates (a business             12                N/A
Trustee                     Since 1987        strategy, consulting and research firm)
  Office Park Eight                           (1975-Present); and Director of Arlington
  Greenwich, CT 06830                         Capital Management (CI) Limited
                                              (1992-Present).
----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
David G. Van Hooser (57)                      President (2002-Present), Director and                12                N/A
Chairman and Trustee        Since 2000        Chairman of the Board (2000-Present), Harbor
President                   Since 2002        Capital Advisors, Inc.; President
  One SeaGate                                 (2003-Present) and Director (2000-Present),
  Toledo, OH 43666                            HCA Securities, Inc. Director, Harbor
                                              Transfer, Inc. (2000-Present); Senior Vice
                                              President and Chief Financial Officer,
                                              Owens-Illinois, Inc. (1998-2001); and Senior
                                              Vice President and Director of Corporate
                                              Strategy, Owens-Illinois, Inc. (1996-1998).
----------------------------------------------------------------------------------------------------------------------------------
                                        INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
                                              Executive Vice President (2003-Present), Senior Vice President, (1991-2002),
Constance L. Souders (53)                     Director of Administration (1997-Present), Director and Secretary (1988-Present),
Vice President              Since 1999        and Treasurer (1988-2000), Harbor Capital Advisors, Inc.; President (2000- Present),
Treasurer                   Since 1992        Director (1991-Present) and Vice President, Secretary, and Treasurer (1992-2000),
  One SeaGate                                 Harbor Transfer, Inc.; and Executive Vice President (2003-Present), President
  Toledo, OH 43666                            (2002-2003), Vice President (2000-2002) and Secretary (2000-Present) and Director
                                              (1989-Present), HCA Securities, Inc.

Karen B. Wasil (51)                           Assistant Secretary (1997-Present), Director (1999-2000) and Regulatory and Legal
Secretary                   Since 1999        Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary
  One SeaGate                                 (2000-Present) Director (1999-2000), Harbor Transfer, Inc.; and Director
  Toledo, OH 43666                            (1999-2000), HCA Securities, Inc.

------------

1 Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

2 On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named "Harbor Capital Advisors, Inc." That wholly owned subsidiary of Robeco Groep N.V. assumed the name "Harbor Capital Advisors, Inc." as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name "Harbor Transfer, Inc." On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name "HCA Securities, Inc." Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

        (This document must be preceded or accompanied by a Prospectus.)

NOTES

TRUSTEES AND OFFICERS                                                                 SHAREHOLDER SERVICING AGENT

DAVID G. VAN HOOSER                     Chairman, President and Trustee               HARBOR TRANSFER, INC.
                                                                                      P.O. Box 10048
HOWARD P. COLHOUN                       Trustee                                       Toledo, Ohio 43699-0048
                                                                                      1-800-422-1050
JOHN P. GOULD                           Trustee
                                                                                      CUSTODIAN
RODGER F. SMITH                         Trustee
                                                                                      STATE STREET BANK AND TRUST COMPANY
CONSTANCE L. SOUDERS                    Vice President and Treasurer                  P.O. Box 1713
                                                                                      Boston, MA 02105
KAREN B. WASIL                          Secretary
                                                                                      INDEPENDENT AUDITORS
INVESTMENT ADVISER
                                                                                      ERNST & YOUNG LLP
HARBOR CAPITAL ADVISORS, INC.                                                         200 Clarendon Street
One SeaGate                                                                           Boston, MA 02116
Toledo, OH 43666
                                                                                      LEGAL COUNSEL
DISTRIBUTOR AND PRINCIPAL UNDERWRITER
                                                                                      HALE AND DORR LLP
HCA SECURITIES, INC.                                                                  60 State Street
One SeaGate                                                                           Boston, MA 02109
Toledo, OH 43666
(419) 249-2900

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

12/2003/284,000                                            (RECYCLED PAPER LOGO)
                                                                  recycled paper

ITEM 2--CODE OF ETHICS

     The Registrant has adopted a code of business conduct and ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. For the year ended October 31, 2003, there were no amendments to a provision of its code of business conduct and ethics, nor were there any waivers granted from a provision of the code of business conduct and ethics. A copy of the code of business conduct and ethics is filed with this Form N-CSR under Item 10(a).

ITEM 3--AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board has determined that Howard P. Colhoun, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Howard P. Colhoun is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4--PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Not applicable.

ITEM 5--AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

ITEM 6--[RESERVED]

ITEM 7-- DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

ITEM 8--[RESERVED]

ITEM 9--CONTROLS AND PROCEDURES

     (a) The Principal Executive and Financial Officers concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10--EXHIBITS

     (a)(1) Code of ethics referred to in Item 2 is attached hereto.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 19th day of December, 2003 on its behalf by the undersigned, thereunto duly authorized.

                                       HARBOR FUND

                                       By:       /s/ DAVID G. VAN HOOSER
                                         ---------------------------------------
                                         David G. Van Hooser
                                         Chairman, President, Trustee
                                         And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ DAVID G. VAN HOOSER                     Chairman, President, Trustee and Chief      December 23, 2003
     ----------------------------------------    Executive Officer
     David G. Van Hooser

By:  /s/ CONSTANCE L. SOUDERS                    Vice President and Chief Financial          December 23, 2003
     ----------------------------------------    Officer
     Constance L. Souders

EXHIBIT INDEX


  NUMBER                               DESCRIPTION
  ------                               -----------
99.CODE ETH    Code of Ethics
99.CERT        Certification for each principal executive officer and
               principal financial officer of the registrant as required by
               Rule 30a-2 under the Act (17 CFR 270.30a-2).
99.906CERT     Certification as required by Section 1350 of Chapter 63 of
               Title 18 of the United States Code (18 U.S.C. 1350).